MASTER LEASE
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     This "MASTER LEASE" is entered into as of March 31, 2004 to be effective as of April 1, 2004 (the "EFFECTIVE DATE") among the ENTITIES LISTED ON SCHEDULE 1A
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(collectively, "LANDLORD"), and the ENTITIES LISTED ON SCHEDULE 1B
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(collectively, "TENANT"), for the respective real properties and improvements thereon (each a "FACILITY" and collectively, the "FACILITIES") as set forth on
Schedule 1 and as legally described on Exhibit A and the "LANDLORD PERSONAL
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PROPERTY" associated therewith as described in Exhibit B or as may be acquired
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after the Effective Date (collectively, the "PREMISES"), each used as a licensed healthcare facility of the type described on Schedule 2 (individually as so
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utilized, and collectively, the "BUSINESS").   In consideration of the mutual
covenants, conditions and agreements set forth herein, Landlord hereby leases the Premises to Tenant for the Term upon the terms and conditions provided below. Certain capitalized terms used in this Master Lease are defined on Exhibit D.
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                          RECOGNITION OF MASTER LEASE;
                      IRREVOCABLE WAIVER OF CERTAIN RIGHTS
     Tenant and Landlord each acknowledge and agree that this Master Lease constitutes a single, indivisible lease of the entire Premises, and the Premises constitutes a single economic unit. The Minimum Rent, Additional Rent, other amounts payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to lease the entirety of the Premises as a single and inseparable transaction, and such Minimum Rent, Additional Rent, other amounts and other provisions would have been materially different had the parties intended to enter into separate leases or a divisible lease. Any Event of Default under this Master Lease shall constitute an Event of Default as to the entire Premises.
     Tenant acknowledges and agrees that Landlord is entering into this Master Lease as an accommodation to Tenant. Each of the entities comprising Tenant, in order to induce Landlord to enter into this Master Lease, to the extent permitted by law:
A. Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Section are true, correct and complete;
B. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a new and de novo lease, separate and distinct from any other lease between any of the entities comprising Tenant and any of the entities comprising Landlord that may have existed prior to the date hereof;
C. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a single lease pursuant to which the collective Premises are demised as a whole to Tenant;
D. Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Master Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee, or any other party, be selectively or individually assumed, rejected or assigned;
E. Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C.
365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume, reject or assign the multiple leases comprising this Master Lease following a determination or finding in the nature of that described in the foregoing Section D.
     TERM.  The "TERM" of this Master Lease is the Initial Term plus all Renewal
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     Terms, and, except as otherwise provided herein, a "LEASE YEAR" is the twelve (12) month period commencing on April 1 of each year of the Term; provided, however, that with respect to any Facility with a "LEASE COMMENCEMENT DATE", as set forth in Schedule 2, after April 1, 2004, the first Lease Year with respect to such Facility shall be the period from the applicable Lease Commencement Date set forth in Schedule 2 to March 31, 2005. The "INITIAL TERM" commences as to each of the Facilities on the applicable Lease Commencement Date and ends on March 31, 2019, and may be extended for three (3) separate "RENEWAL TERMS" of five (5) years each if: (A) at least twelve (12), but not more than twenty-four (24) months prior to the end of the then current Term, Tenant delivers to Landlord a "RENEWAL NOTICE" that it desires to exercise its right to extend this Master Lease for one (1) Renewal Term; (B) there is no Event of Default hereunder or under the Related Leases (as hereinafter defined) on the date Landlord receives the Renewal Notice (the "EXERCISE DATE") or on the last day of the then current Term; and (C) the Minimum Rent for the Renewal Term is determined pursuant to Section 2.3 within ninety (90) days after the Exercise
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Date; and (D) Tenant concurrently delivers a Renewal Notice to Landlord in compliance with the terms and conditions of those certain leases (the "RELATED LEASES") which may now or hereafter be entered into between Landlord and/or its Affiliate, as landlord, and Tenant and/or its Affiliate, as tenant, with respect to the health care facilities described on Exhibit G attached hereto (each a
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"RELATED FACILITY" and collectively, the "RELATED FACILITIES").
     RENT.  During the Term, Tenant shall pay Landlord "RENT" consisting of
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"MINIMUM RENT" plus "ADDITIONAL RENT" determined as provided in this Section 2;
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provided, the Rent for any Lease Year shall not be less than ONE HUNDRED PERCENT
     (100%) of the Rent for the previous Lease Year. The Rent for any month that begins or ends on other than the first or last day of a calendar month shall be prorated based on actual days elapsed.
INITIAL TERM RENT.  During the Initial Term, "MINIMUM RENT" per Lease Year is
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equal to the Landlord's Investment (as defined below) multiplied by NINE PERCENT
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(9.0%).  Commencing with the second (2nd) Lease Year and continuing thereafter during the Term (excluding the first Lease Year of any Renewal Term), Tenant agrees to pay "ADDITIONAL RENT" to Landlord monthly in advance together with the payment of Minimum Rent. Such Additional Rent (which shall be expressed as an annual amount but shall be payable in equal monthly installments) shall be equal to the sum of (I) the Additional Rent for the immediately preceding Lease Year and (II) the product of the Minimum Rent and Additional Rent due for the immediately preceding Lease Year and the lesser of (A) three percent (3.0%), or
(B) a percentage equal to four (4) times the percentage increase (the "CPI INCREASE") in the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Wage Earners and Clerical Workers, United States Average, Subgroup "All Items" (1982 - 1984 = 100) (the "CPI"). In no event shall the CPI Increase be a negative number. The applicable CPI Increase shall be calculated annually for each Lease Year by comparing the CPI in effect on the first calendar day of the Lease Year for which Additional Rent is being calculated to the first calendar day of the immediately preceding Lease Year. LANDLORD'S INVESTMENT; RENT ADJUSTMENTS.
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  As used herein, "LANDLORD'S INVESTMENT" in the Premises shall mean
Eighty-Three Million Nine Hundred Eighty-One Thousand Six Hundred Five Dollars ($83,981,605), plus any amount for Alterations advanced by Landlord pursuant to
Section 8.4, plus any other amount that, in accordance with any other term or
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provision of this Master Lease, is to be added to Landlord's Investment, and
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minus any net award paid to Landlord for a Partial Taking or Complete Taking
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pursuant to Section 18, minus any insurance proceeds paid to and retained by
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Landlord as a result of any casualty, minus any other net capital proceeds
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received by Landlord for any portion of the Premises sold or conveyed, as to any
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portion of the Premises for which this Master Lease is terminated during the
Term in accordance with its terms, and minus any other amount that, in accordance with any other term of provision of this Master Lease, is to be subtracted from Landlord's Investment. Solely for purposes of the provisions of this Master Lease which require adjustments to the Rent due hereunder as a result of the termination of this Master Lease as to less than all of the Facilities, the Landlord's Investment shall be allocated among the Facilities in the manner set forth in Schedule 1A, as the same may be amended from time to time to reflect the addition of Facilities covered by this Master Lease or changes in the Landlord's Investment from that calculated as of the Effective Date.
Concurrently with any increase or decrease in Landlord's Investment during the Term as described in Section 2.2(a), the Minimum Rent and Additional Rent then
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due and payable for the balance of the applicable Lease Year and Term shall be recalculated and reset based on the adjusted Landlord's Investment.
RENEWAL TERM RENT.  To establish a fair market Minimum Rent for the Premises
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during the Renewal Terms, the Minimum Rent for each Renewal Term shall be reset
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and expressed as an annual amount equal to the greater of (A) the total of the
Minimum Rent and Additional Rent due for the last Lease Year of the immediately preceding Term, multiplied by ONE HUNDRED THREE PERCENT (103.0%), or (B) the product of: (I) the "FAIR MARKET VALUE" of the Premises on the Exercise Date as established pursuant to Exhibit C, and (II) a percentage equal to fifty percent
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(50%) of the sum of (A) the immediately preceding twenty (20) day trading average of the Ten (10) Year U.S. Treasury Notes plus five hundred fifty (550) basis points, plus (B) the immediately preceding twenty (20) day average dividend yield on the common stock of Nationwide Health Properties, Inc. ("NHP") plus two hundred (200) basis points. Commencing with the second (2nd) Lease
Year and continuing thereafter during each Renewal Term, "ADDITIONAL RENT" shall be due and payable and calculated as provided in Section 2.1.
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RENT CAPS AND FLOORS.
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     Notwithstanding any of the other terms of this Master Lease, in no event shall the Minimum Rent in the first (1st) Lease Year of any Renewal Term exceed ONE HUNDRED FIFTEEN PERCENT (115%) of the Minimum Rent due for the last Lease Year of the Initial Term or preceding Renewal Term, as the case may be.
     Notwithstanding any of the other terms of this Master Lease, in no event shall the Minimum Rent in the first (1st) Lease Year of any Renewal Term be less than ONE HUNDRED THREE PERCENT (103%) of the Minimum Rent due for the last Lease Year of the Initial Term or preceding Renewal Term, as the case may be.
PAYMENT TERMS.  All Rent and other payments to Landlord shall be paid by WIRE
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TRANSFER OR ACH (AUTOMATED CLEARING HOUSE) ONLY.  Minimum Rent and Additional
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Rent shall be paid in advance in equal monthly installments on or before the
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tenth (10th) day of each calendar month.
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ABSOLUTE NET LEASE.  All Rent payments shall be absolutely net to Landlord, free
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of any and all Taxes, Other Charges, and operating or other expenses of any kind whatsoever, all of which shall be paid by Tenant. Tenant shall continue to perform its obligations under this Master Lease even if Tenant claims that it has been damaged by Landlord. Thus, Tenant shall at all times remain obligated under this Master Lease without any right of set-off, counterclaim, abatement, deduction or reduction of any kind. Tenant's sole right to recover damages against Landlord under this Master Lease shall be to prove such damages in a separate action.
TRANSACTION FEE AND EXPENSE REIMBURSEMENT.
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     (A)     In consideration for Landlord's agreement to acquire the Premises and lease the Facilities to Tenant pursuant to the terms of this Master Lease, Tenant agrees to: (I) pay to Landlord, as of the Effective Date (or on the Lease Commencement Date, with respect to any Facility or Related Facility with a Lease Commencement Date after April 1, 2004), a transaction fee equal to ONE PERCENT (1.0%) of Landlord's Investment (calculated as of the Effective Date, with respect to those Facilities or Related Facilities with a Lease Commencement Date of April 1, 2004 and, as of the applicable Lease Commencement Date for increases in Landlord's Investment relating to any Facility or Related Facility with a Lease Commencement Date after April 1, 2004) and the Transaction Cost Advances (as hereinafter defined) (the "TRANSACTION FEE"), and (II) reimburse Landlord for all of the costs and expenses incurred by Landlord in connection with the acquisition of the Premises and the Related Facilities and the execution and delivery of this Master Lease and the Related Leases, including, without limitation, legal fees, title insurance costs and expenses, documentary transfer taxes, loan assumption fees and expenses, mortgage registration fees and the costs for any appraisals, market studies, property inspection reports, ALTA surveys, environmental assessment reports and other due diligence materials relating to the Facilities and the Related Facilities (collectively, "TRANSACTION COSTS OF LANDLORD"). At least two (2) business days prior to the Effective Date, Landlord shall provide Tenant with an estimate of the Transaction Costs of Landlord and such amount shall be due and payable from Tenant to Landlord as of the Effective Date. Within thirty (30) days thereafter, Landlord shall provide Tenant with a reasonably detailed supplemental written report summarizing any additional Transaction Costs of Landlord. Such additional costs, together with an amount equal to 1% of such amount to cover the applicable Transaction Fee, shall be due from Tenant to Landlord within ten (10) days of Landlord's written request therefor. Within sixty (60) days following the Effective Date, Landlord shall provide Tenant with a detailed written summary and supporting documentation of the actual
Transaction Costs of Landlord (the "FINAL COST REPORT"). In the event that the estimated amount paid by Tenant is less than the actual Transaction Costs of Landlord, Tenant shall remit such shortfall, together with an amount equal to 1% of such amount to cover the applicable Transaction Fee, to Landlord within ten
(10) days of Landlord's written request therefor. If the estimated amount paid by Tenant is greater than the actual Transaction Costs of Landlord, Landlord shall pay such excess, plus an amount equal to 1% of such excess as reimbursement of the overpaid Transaction Fee, to Tenant within ten (10) days following Landlord's delivery of the Final Cost Report. Notwithstanding the foregoing, in no event shall the Transaction Fee payable by Tenant hereunder exceed one percent (1%) of the sum of (X) Landlord's Investment (calculated as of the Effective Date, with respect to those Facilities or Related Facilities with a Lease Commencement Date of April 1, 2004 and, as of the applicable Lease Commencement Date for increases in Landlord's Investment relating to any Facility or Related Facility with a Lease Commencement Date after April 1,
2004), and (Y) the Transaction Cost Advances made by Landlord and/or its Affiliate to Tenant and/or its Affiliate pursuant to this Master Lease or any of the Related Leases.

     (B) Landlord shall advance up to TWO MILLION DOLLARS ($2,000,000) to Tenant for the payment of the amounts due from Tenant under the provisions of
Section 2.7(a) above (the "TRANSACTION COST ADVANCE").  As of the Effective
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Date, Landlord shall advance ONE MILLION FIVE HUNDRED EIGHTY THOUSAND DOLLARS
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($1,580,000) of the Transaction Cost Advance.  The remainder of the Transaction
Cost Advance shall be equitably advanced by Landlord to Tenant on a prorated basis concurrently with any subsequent acquisition of a Related Facility by Landlord. The Transaction Costs Advance, or so much thereof as may from time to time have been advanced by Landlord to Tenant, shall accrue supplemental rent (the "SUPPLEMENTAL RENT") at the rate of TWELVE PERCENT (12.0%) per annum during the first Lease Year and TWELVE AND ONE-HALF PERCENT (12.5%) per annum thereafter. Such Supplemental Rent shall be due and payable on a monthly basis together with the payment of Minimum Rent. The Transaction Cost Advance, together with any unpaid Supplemental Rent thereon, shall be all due and payable to NHP on the last day of the second Lease Year. From and after the expiration of the sixth month of the Initial Term, Tenant shall be entitled to prepay the Transaction Cost Advance, in whole or in part, at any time without incurring any prepayment charge or penalty. Accordingly, for purposes hereof any references herein to the Transaction Cost Advance shall mean the then outstanding balance thereof.
     LATE CHARGES.  The late payment of Rent, Supplemental Rent or other amounts
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     due will cause Landlord to lose the use of such money and incur administrative and other expenses not contemplated under this Master Lease. While the exact amount of the foregoing is extremely difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Landlord, if any Rent, Supplemental Rent or other amount is not paid within (A) two (2) days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand a LATE CHARGE equal to FIVE PERCENT (5%) of such delinquent amounts, and (B) five (5) days after the due date for such payment, such unpaid amount shall ACCRUE INTEREST from such date at the "AGREED RATE" of FIVE PERCENT (5%) PLUS THE PRIME RATE of interest then charged by Wells Fargo Bank, N.A., San Francisco, CA.
     SECURITY DEPOSIT; COLLATERAL FOR LEASE OBLIGATIONS.
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     (A)     Subject to the limitations set forth in Section 4(e), in the event that at any time following the sixth (6th) month of the Initial Term the Rent Coverage Ratio is less than the Applicable Rent Coverage Ratio set forth below, Tenant shall make deposits to Landlord pursuant to Section 4(b) until such time
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as the total amount of the deposits is equal to three (3) times the monthly
Minimum Rent and Additional Rent then due from Tenant to Landlord (the "SECURITY DEPOSIT"). As used herein, the "APPLICABLE RENT COVERAGE RATIO" means:

     Period of Determination               Applicable Rent Coverage Ratio
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     7th through 12th months of Initial Term                   1.10 to 1
     13th through 18th months of Initial Term                   1.20 to 1
     19th through 24th months of Initial Term                   1.25 to 1
     After the 24th month of Initial Term                        1.30 to 1

     (B)     The monthly deposits to be made by Tenant in accordance with
Section 4(a) above shall be due on the tenth (10th) day of each calendar month
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in which the actual Rent Coverage Ratio fails to equal or exceed the Applicable
Rent Coverage Ratio described above. Such monthly deposits shall be equal to five percent (5%) of the gross revenues generated by the Facilities for the calendar month immediately preceding the date of determination.

     (C) "RENT COVERAGE RATIO" means, as of the date of determination, the ratio of (I) the EBITDARM for the immediately preceding two calendar quarters, minus (A) an assumed management fee equal to five percent (5%) of the gross revenues generated during such two calendar quarters, and (B) the sum of ONE HUNDRED TWENTY-FIVE DOLLARS ($125), multiplied by the aggregate number of licensed dementia care beds and assisted living units in all of the Facilities and the Related Facilities, to (II) the total amount of the Minimum Rent and Additional Rent due for the immediately preceding two calendar quarters pursuant to the terms of this Master Lease and the Related Leases. As used herein, "EBITDARM" means, for any period of determination, the net income (or loss) of Tenant for such period to the extent derived from the operation of the Facilities and the Related Facilities, adjusted to add thereto, to the extent allocable to the Facilities and the Related Facilities, without duplication, any amounts deducted in determining such net income (or loss) for (V) interest expense, (W) income tax expense, (X) depreciation and amortization expense, (Y) rental expense, and (Z) management fee expense, in each case determined in conformity with generally accepted accounting principles, consistently applied.

     (D) Landlord may apply the Security Deposit, in whole or in part, against any Event of Default, or may use such amounts for any other purpose allowed under applicable law following the occurrence and during the continuance of an Event of Default. If Landlord so applies all or any portion of the Security Deposit, Tenant shall, within five (5) days of such application by Landlord and without the requirement of notice or demand by Landlord, make a cash deposit to Landlord in an amount sufficient to restore the Security Deposit to the amount on deposit with Landlord immediately prior to the application of such funds by Landlord.

     (E)     Notwithstanding the provisions of Sections 4(a) and (b) above, in
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the event that (I) Tenant has made monthly deposits to Landlord that equal or exceed one and one-half (1 ) times the monthly Minimum Rent and Additional Rent then due from Tenant to Landlord, and (II) the Rent Coverage Ratio subsequently equals or exceeds 1.5 to 1 for two (2) consecutive calendar quarters, the maximum amount of the Security Deposit due from Tenant to Landlord, shall be reduced to one and one-half (1 ) times the monthly Minimum Rent and Additional Rent then due from Tenant to Landlord. Upon the occurrence of such event, Landlord shall remit any excess amounts then on deposit to Tenant (the "RELEASED AMOUNT") within ten (10) days following Tenant's delivery of satisfactory evidence to Landlord that the Rent Coverage Ratio was equal to or greater than
1.5 to 1 for the two (2) immediately preceding calendar quarters.
Notwithstanding the foregoing, if the Rent Coverage Ratio subsequently declines to less than 1.5 to 1: (i) but is equal to or greater than the Applicable Rent Coverage Ratio, Tenant shall be entitled to retain the Released Amount or (ii) and is less than the Applicable Rent Coverage Ratio, then the Released Amount shall be returned by Tenant to Landlord within ten (10) days of the date of determination and held by Landlord as a portion of the Security Deposit then due under the terms of this Master Lease and Tenant shall be required to reinstate the Security Deposit to the amount required by Section 4(a) in accordance with the payment provisions of Section 4(b).
     TAXES AND OTHER CHARGES.  At the commencement and end of the Term, all
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Taxes and Other Charges shall be prorated.  Landlord shall promptly forward to
Tenant copies of all bills and payment receipts for Taxes or Other Charges received by it. Subject to Landlord's obligations to make payments from the impound deposits made by Tenant pursuant to Section 5.2 below, Tenant shall pay
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and discharge (including the filing of all required returns), prior to delinquency or imposition of any fine, penalty, interest or other cost ("PENALTY") (excluding any Penalty payable by Landlord pursuant to Section 5.2
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below), (A) "TAXES", consisting of any property (real and personal) and other taxes and assessments levied or assessed with respect to this Master Lease, any portion of the Premises or Landlord, with respect to the Premises [including, without limitation, any state or county occupation tax, transaction privilege, franchise taxes, business privilege, rental tax (including, without limitation, any rental tax that may at any time be imposed by the State of Georgia) or other excise taxes, and other assessments levied or assessed against the
Premises, Tenant's interest therein or Landlord (with respect to this Master Lease and/or the Premises, but excluding any local, state or federal income tax based upon the net income of Landlord and any transfer tax or stamps for its transfer of any interest in any portion of the Premises to any Person other than Tenant or any of its Affiliates)], and (B) "OTHER CHARGES", consisting of any utilities and other costs and expenses of the Business or any portion of the Premises and all other charges, obligations or deposits assessed against any portion of the Premises during the Term. Tenant may pay the foregoing in permitted installments (whether or not interest accrues on the unpaid balance) when due and before any Penalty. Within thirty (30) days of its receipt of Landlord's written notice of payment from a source other than the amounts impounded by Tenant with Landlord pursuant to Section 5.2, Tenant shall pay Landlord an amount equal to any Taxes or Penalty that Landlord at any time is assessed or otherwise becomes responsible and for which Tenant is liable under this Master Lease, whether arising from the sole liability of Landlord or the joint liability of the parties.
PROTESTS.  Tenant has the right, but not the obligation, in good faith to
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protest or contest (a "PROTEST") in whole or in part (A) the amount or payment
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of any Taxes or Other Charges and (B) the existence, amount or validity of any
Lien (as defined in Section 8.1) by appropriate proceedings sufficient to
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prevent its collection or other realization and the sale, forfeiture or loss of any portion of the Premises or Rent to satisfy it (so long as it provides Landlord with reasonable security to assure the foregoing). Tenant shall diligently prosecute any such Protest at its sole cost and expense and pay such Taxes, Other Charges or Lien before the imposition of any Penalty. Landlord will cooperate fully in any Protest that involves an amount assessed against it. IMPOUND. Tenant shall include with each Minimum Rent payment a deposit of
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ONE-TWELFTH (1/12TH) of the amount required to discharge the annual amount of
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real property Taxes secured by a Lien encumbering any portion of the Premises as
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and when they become due.  The deposits shall not bear interest nor be held by
Landlord in trust or as an agent of Tenant, but rather shall be applied to the payment of the related obligations. Provided that the impound deposits are then sufficient for payment of the applicable obligations, (A) the amounts held by Landlord shall be applied by Landlord directly to the payment of the related obligations in a timely fashion and prior to the imposition of any Penalty, and
(B) if any Penalty results from Landlord's failure to timely make any such payment, such Penalty shall be borne by Landlord. If at any time within thirty
(30) days prior to the due date the deposits shall be insufficient for the payment of the obligation in full, Tenant shall within ten (10) days after demand deposit the deficiency with Landlord. If deposits are in excess of the actual obligation, the required monthly deposits for the ensuing Lease Year shall be reduced proportionately and any such excess at the end of the final Lease Year shall be refunded to Tenant within thirty calendar (30) days so long as Tenant there is not then outstanding an Event of Default under this Master Lease. Tenant shall forward to Landlord or its designee all Tax bills, bond and assessment statements as soon as they are received. If Landlord transfers this Master Lease, it shall transfer all such deposits to the transferee, and
Landlord shall thereafter have no liability of any kind with respect thereto.
     INSURANCE.
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     6.1     REQUIREMENTS.  All insurance provided for in this Master Lease
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shall (I) be maintained under valid and enforceable policies issued by insurers licensed and approved to do business in the state(s) where the applicable Facility or portion of the Premises is located and having general policyholders and financial ratings of not less than "A" and "XII", respectively, in the then current Best's Insurance Report, (II) name Landlord as an additional insured and, for the casualty policy referenced in Section 6.1, as the owner and loss
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payable beneficiary, (III) be on an "occurrence" basis, (IV) cover all of
Tenant's operations at the applicable Facility or portion of the Premises, (V) provide that the policy may not be canceled except upon not less than thirty
(30) days prior written notice to Landlord and (VI) be primary and provide that any insurance with respect to any portion of the Premises maintained by Landlord is excess and noncontributing with Tenant's insurance. The parties hereby waive as to each other all rights of subrogation which any insurance carrier, or either of them, may have by reason of any provision in any policy issued to them, provided such waiver does not thereby invalidate such policy.
Satisfactory insurer certificates evidencing the existence of the insurance required by this Master Lease and showing the interest of Landlord shall be provided to it prior to the commencement of the Term or, for a renewal policy, prior to the expiration date of the policy being renewed. If required by Landlord's lender in writing, Tenant shall provide Landlord with a complete copy of the related policy within twenty (20) days of Landlord's written request therefor. If requested by Landlord, Tenant shall permit representatives of Landlord, upon not less than seventy-two (72) hours notice, to review a complete copy of the applicable insurance policy at the principal business office of Tenant. Provided that Landlord agrees to maintain the confidentiality of the terms thereof, Landlord shall be entitled to copy such portions of the applicable insurance policy as may be reasonably necessary to Landlord as the fee owner of the Premises. Tenant shall maintain the following insurance and any claims thereunder shall be adjudicated by and at the expense of it or its insurance carrier:
     FIRE AND EXTENDED COVERAGE with respect to each Facility against loss or damage from all causes under standard "all risk" property insurance coverage with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), without exclusion for fire, lightning, windstorm, explosion, smoke damage, vehicle damage, sprinkler leakage, flood, vandalism, earthquake, malicious mischief or any other risks normally covered under an extended coverage endorsement, in amounts that are not less than the actual replacement value of such Facility and all Tenant Personal Property associated therewith (including the cost of compliance with changes in zoning and building codes and other laws and regulations, demolition and debris removal and increased cost of construction);
COMMERCIAL GENERAL PUBLIC LIABILITY COVERAGE with respect to each Facility (including products liability and broad form coverage) against claims for bodily injury, death or property damage occurring on, in or about such Facility, affording the parties protection of not less than Five Million Dollars ($5,000,000) for bodily injury or death to any one person, not less than Ten Million Dollars ($10,000,000) for any one accident, and not less than One
Million Dollars ($1,000,000) for property damage;
PROFESSIONAL LIABILITY COVERAGE with respect to each Facility for damages for injury, death, loss of service or otherwise on account of professional services rendered or which should have been rendered, in a minimum amount of Five Million Dollars ($5,000,000) per claim and Ten Million Dollars ($10,000,000) in the aggregate;
WORKER'S COMPENSATION COVERAGE with respect to each Facility for injuries sustained by Tenant's employees in the course of their employment and otherwise consistent with all applicable legal requirements;
BOILER AND PRESSURE VESSEL COVERAGE with respect to each Facility on any fixtures or equipment which are capable of bursting or exploding, in an amount not less than Five Million Dollars ($5,000,000) for resulting damage to property, bodily injury or death and with an endorsement for boiler business interruption insurance;
BUSINESS INTERRUPTION AND EXTRA EXPENSE COVERAGE with respect to each Facility for loss of rental value for a period not less than one (1) year; and
     DEDUCTIBLES/SELF-INSURED RETENTIONS for the above policies shall not be greater than Fifty Thousand Dollars ($50,000), and Landlord shall have the right at any time to require a lower such amount or set higher policy limits, to the extent commercially available and reasonable and customary for similar properties.

     6.2     EXCEPTIONS TO INSURANCE REQUIREMENTS.  Tenant has advised Landlord
             ------------------------------------
that, to the extent described on Schedule 3, it is not in compliance as of the
                                 ----------
Effective Date with the requirements set forth in Section 6.1.  Tenant
                                                  -----------
nonetheless represents and warrants to Landlord that the policies of insurance (including the deductible or self-insured retention provisions thereof) and risk management programs that Tenant has in effect as of the Effective Date are, and as may be in effect at any time during the Term will be, consistent with custom, practice and prudent management standards in the business and industry in which Tenant is engaged. As and when insurance meeting the requirements set forth in
Section 6.1 becomes generally available to operators of assisted living
-----------
facilities and alzheimer's care facilities owned by institutional landlords and
--------
similar to the Facilities at commercially reasonable rates, as jointly determined by Landlord and Tenant in their respective reasonable judgment, Tenant shall purchase and maintain such insurance. Tenant's non-compliance with the requirements of Section 6.1 shall not give rise to an Event of Default so
                    -----------
long as (I) no other Event of Default then exists, (II) such non-compliance is limited to the matters described on Schedule 3, as it may be amended from time
                                    ----------
to time during the Term with the consent of Landlord in its sole discretion,
(III) the representations and warranties set forth in this Section 6.2 remain
                                                           -----------
true, correct and complete in all respects, and (IV) Tenant is in compliance with the other covenants contained in this Section 6.2 and Section 6.3.
                                           -----------     -----------
Notwithstanding anything to the contrary set forth herein, if any insurance provided by Tenant in accordance with Schedule 3 provides for coverage on a
                                      ----------
"claims-made" basis, every "claims made" renewal or replacement policy shall continue to show the first date of claims made coverage as of the Lease Commencement Date, or a date prior thereto, as its prior acts/retroactive or continuity date. Furthermore, if any "claims made" policy is cancelled or non-renewed, and not replaced by an "occurrence" policy with "full prior acts", Tenant will purchase an "Extended Reporting Provision Option" (i.e., tail coverage), for a minimum of two (2) years, and if any "claims made" policy is subsequently replaced by an "occurrence" policy, Tenant agrees that said "occurrence" policy will contain a "full prior acts" provision.

     6.3     REIMBURSEMENT OF LANDLORD'S INSURANCE COSTS.  During any Lease Year
             -------------------------------------------
or portion thereof in which Tenant is not in compliance with the provisions of
Section 6.1 (without consideration of the effect of Section 6.2), Tenant shall
 ----------                                         -----------
reimburse Landlord, within ten (10) days of Landlord's demand therefor, for the costs of the premiums of the general liability and environmental insurance policies maintained by Landlord, or contributions to self-insurance in lieu thereof, in connection with the Premises, which amount shall not exceed in any Lease Year the sum of eleven cents ($.11) multiplied by the total square footage of the Facilities located on the Premises (as adjusted at the end of each Lease Year for increases since the Effective Date in the CPI). Tenant shall have no right to receive any proceeds or other benefits from any such insurance. For purposes of this Section 6.3, Tenant shall not be in compliance with Section 6.1
                 -----------                                         -----------
(without consideration of the effect of Section 6.2) at any such time that any
                                        -----------
insurance required hereunder is provided to Tenant by or through a "captive" insurance company.

     6.4     DETERMINATION OF COMMERCIAL REASONABLENESS.  In the event that
             ------------------------------------------
Landlord and Tenant are unable to agree on any matter in this Section 6 requiring a determination of commercial reasonableness, such determination shall be made by a reputable insurance company, consultant or expert (an "Insurance Arbitrator") with experience in the assisted living/alzheimer's care insurance industry as mutually identified by Landlord and Tenant in the exercise of their reasonable judgment. As a condition to a determination of commercial reasonableness with respect to any particular matter, the Insurance Arbitrator shall be capable of providing, procuring or identifying particular policies or coverages that would be available to Tenant and would satisfy the requirement in issue. The determinations made by any such experts shall be binding on Landlord and Tenant for purposes of Section 6, and the costs, fees and expenses of the
                           ---------
same shall be shared equally by Tenant and Landlord. If Tenant and Landlord are unable to mutually agree upon an Insurance Arbitrator, each party shall within ten (10) days after written demand by the other select one Insurance Arbitrator. Within ten (10) days of such selection, the Insurance Arbitrators so selected by the parties shall select a third (3rd) Insurance Arbitrator who shall be solely responsible for rendering a final determination of commercial reasonableness.
If either party fails to select an Insurance Arbitrator within the time period set forth above, the Insurance Arbitrator selected by the other party shall alone render the final determination of commercial reasonableness in accordance with the foregoing provisions and such final determination shall be binding upon the parties. If the Insurance Arbitrators selected by the parties are unable to agree upon a third (3rd) Insurance Arbitrator within the time period set forth above, either party shall have the right to apply at Tenant's and Landlord's joint expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises are located to name the third (3rd) Insurance Arbitrator.
     USE, REGULATORY COMPLIANCE AND PRESERVATION OF BUSINESS.
     -------------------------------------------------------
PERMITTED USE; QUALIFIED CARE.  Tenant shall continuously use and occupy each
-----------------------------
Facility from and after the later of the applicable Lease Commencement Date or
--
the date on which the Facility first becomes licensed, as a licensed facility engaged in the respective Business described on Schedule 2 with not less than
-                                               ----------
the applicable number of  units and beds shown on Schedule 2, as the same may be
-                                                 ----------
amended from time to time in accordance with the terms hereof to reflect the addition of Facilities subject to this Master Lease and/or permitted reductions in the capacity of any or all of the Facilities, and for ancillary services relating thereto, but for no other purpose. Landlord acknowledges and agrees that Tenant shall have the right to (A) combine units at any of the Facilities at the request of a resident or to provide for their use by multiple residents, and (B) reduce the licensed beds or units at any Facility having seventy (70) or more units by no more than five (5) units (but not to exceed 5% of the total units at such Facility) in order to enable Tenant to operate special care units at the assisted living facilities and/or to provide other ancillary services at each of the Facilities; provided, however, in no event shall the total
                        --------  -------
reductions in the Facilities and Related Facilities exceed thirty (30) units. Tenant shall not allow the average occupancy of any individual Facility for any trailing three (3) month period to be less than sixty percent (60%). Tenant shall provide care, treatment and services to the residents of each Facility and the Business conducted thereon in a manner consistent with all applicable laws. REGULATORY COMPLIANCE. Tenant, each Facility and the other portions of the
---------------------
Premises shall comply in all material respects with all licensing and other laws
----
and all CC&R's and other use or maintenance requirements applicable to the Business conducted thereon and, to the extent Tenant elects to participate in the same or as may be required by law to serve its resident population, all Medicare, Medicaid and other third-party payor certification requirements, including timely filing properly completed cost and other required reports, timely paying all expenses shown thereon, and ensuring that, to the extent Tenant has elected to participate in the same or as required by law to serve its respective resident population, each Facility continues to be fully certified for participation in Medicare and Medicaid throughout the Term and when they are returned to Landlord, all without any suspension, revocation, decertification or other material limitation. Further, Tenant shall not commit any act or omission that would in any way violate any certificate of occupancy affecting any Facility, result in closure of the Business conducted at any Facility or result in the sale or transfer of all or any portion of any related certificate of need, bed rights or other similar certificate or license. All inspection fees, costs and charges associated with a change of such licensure or certification shall be borne solely by Tenant.
PRESERVATION OF BUSINESS.  Tenant acknowledges that a fair return to Landlord on
------------------------
and protection of its investment in the Premises is dependent, in part, on Tenant's dedication to the Business and the concentration on each Facility of similar businesses of Tenant and its Affiliates in the geographical area of such Facility. Tenant further acknowledges that the diversion of residents or patient care activities from any Facility to other facilities owned or operated by Tenant or its Affiliates at any time during the Term will have a material adverse affect on the value and utility of such Facility. Therefore, Tenant agrees that during the Term and for a period of one (1) year thereafter, neither Tenant nor any of its Affiliates shall, without the prior written consent of
Landlord: (I) operate, own, participate in or otherwise receive revenues from any other business providing services similar to those of the Business of any Facility within a ten (10) mile radius of such Facility; provided, however, the
                                                         --------  -------
foregoing shall not be deemed or construed to apply to the facilities listed on Exhibit F, which Landlord acknowledges are currently owned, leased or managed by
---------
Tenant or its Affiliates or to any facilities acquired by Tenant or its Affiliates after the Effective Date (except during the last three (3) Leases Years of the Initial Term or any applicable Renewal Term unless Tenant has elected to renew this Master Lease for the next applicable Renewal Term), whether by acquisition, lease or management agreement, as part of a transaction or series of related transactions involving three (3) or more facilities, provided that, (A) less than fifty percent (50%) of the facilities involved in any such transaction are located within the area protected by this Section 7.3
                                                                   -----------
and Section 7.3 of each of the Related Leases, and (B) without the prior written consent of Landlord no such transactions may collectively have the affect of allowing Tenant to operate more than five (5) facilities within the area protected by this Section 7.3, or (II) except as is necessary to provide
                  -----------
residents or patients with an alternative level of care or as is otherwise necessary as a result of an admissions ban or non payment of stay or to ensure the health and welfare of other residents of any Facility, (A) recommend or solicit the removal or transfer of any resident or patient from any Facility to any other nursing, health care, senior housing or retirement housing facility or
(B) divert actual or potential residents or patients of the Business conducted at any Facility to any other facilities owned or operated by Tenant or its Affiliates or to facilities from which Tenant or its Affiliates receive any type of referral fees or other compensation for transfers. Tenant further agrees that during the last two (2) years of the Initial Term or any applicable Renewal Term (unless Tenant has elected to renew this Master Lease for the next applicable Renewal Term) and for a period of one (1) year after the expiration or earlier termination of the Term, Tenant shall not employ any management or supervisory personnel working at any Facility for any other business without the consent of Landlord in its reasonable discretion. Notwithstanding the foregoing, unless this Master Lease terminates as a result of an Event of Default by Tenant, the prohibition of employment during the one (1) year period after the expiration or earlier termination of the Term shall not apply to unsolicited personnel who approach Tenant directly and request employment by Tenant.
     ACCEPTANCE, MAINTENANCE, UPGRADE, ALTERATION AND ENVIRONMENTAL.
     --------------------------------------------------------------
ACCEPTANCE "AS IS"; NO LIENS.  Tenant acknowledges that it is presently engaged
----------------------------
in operations like the Business conducted at each Facility in the state where such Facility is located and has expertise in such industry and, in deciding to enter into this Master Lease, has not relied on any representations or warranties, express or implied, of any kind from Landlord. Tenant has examined the condition of title to and thoroughly investigated the Premises, has selected the Premises to its own specifications, has concluded that no improvements or modifications to them are required in order to conduct the Business, and accepts them on an "AS IS" basis and assumes all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. Except with respect to the liens which are being duly protested in accordance with
Section 5.1, and liens on furniture, fixtures and equipment acquired by Tenant
    -------
during the Term, provided the value of the furniture, fixtures and equipment secured by such liens does not exceed Seventy Five Thousand and no/100 Dollars ($75,000) per Facility, Tenant shall not cause or permit any lien, levy or attachment to be placed or assessed against any portion of the Premises or the operation thereof (a "LIEN") for any reason (excluding, however, any such Liens arising from the acts or omissions of Landlord or its predecessors in interest in the Premises).
TENANT'S MAINTENANCE OBLIGATIONS.  Tenant shall (A) keep and maintain the
--------------------------------
Premises in good appearance, repair and condition and maintain proper
------
housekeeping, (B) promptly make all repairs (interior and exterior, structural
------
and nonstructural, ordinary and extraordinary, foreseen and unforeseen) necessary to keep each Facility in good and lawful order and condition and in substantial compliance with all applicable requirements and laws relating to the Business conducted thereon, including if applicable certification for participation in Medicare and Medicaid, and (C) keep and maintain all Landlord and Tenant Personal Property in good condition, ordinary wear and tear excepted, and repair and replace such property consistent with prudent industry practice. In addition, Tenant shall, within one (1) year following the applicable Lease Commencement Date and at Tenant's sole cost and expense, diligently make the repairs and/or improvements to the Facilities set forth on Exhibit H attached
                                                           ---------
hereto (the "MANDATORY REPAIRS").
UPGRADE EXPENDITURES.  Tenant shall deliver to Landlord, with each payment of
--------------------
Minimum Rent, a deposit to be added to a reserve (the "UPGRADE RESERVE") equal
--
to the sum of (A) of ONE-TWELFTH (1/12TH) of the Applicable Annual Reserve (as hereinafter defined and as adjusted annually after the tenth (10th) Lease Year for increases in the CPI since the commencement of the tenth (10th) Lease Year), multiplied by (B) the aggregate number of licensed dementia care beds and assisted living units in all of the Facilities (the "UPGRADE MINIMUM") minus (C) the Upgrade Overage (as hereinafter defined). As used herein, the "APPLICABLE ANNUAL RESERVE" means:

     Lease Years                    Applicable Annual Reserve
     -----------                    -------------------------

     One through Four                     $ 360.00
     Five through Seven                     $ 460.00
     Eight through Ten                     $ 500.00
     Each Lease Year thereafter                $ 500.00th) Lease Year.

From time to time, but not more often than twice in any calendar month and provided that no Event of Default is then continuing, Landlord will disburse to Tenant amounts from the Upgrade Reserve for the payment of costs incurred by Tenant with respect to the Premises, subject to the following conditions: (I) the costs incurred by Tenant shall be for the purposes of making capital improvements to the Facilities, acquiring furniture and fixtures needed for the operation of the Facilities or making Upgrade Expenditures (the "PERMITTED EXPENDITURES"); provided, however, in no event shall the Permitted Expenditures
                --------  -------
be deemed or construed to include the costs of the Mandatory Repairs to be made by Tenant pursuant to Section 8.2 above; and (II) Tenant's request for
                      -----------
disbursement shall be accompanied with such invoices or purchase orders evidencing the expenditure as Landlord may reasonably require. Landlord shall make the reimbursements to Tenant required hereunder within fourteen (14) days after satisfaction of all conditions to such disbursement. Upon reasonable advance request, Landlord may require Tenant to procure mechanic's lien waivers, in form and substance reasonably satisfactory to Landlord, in connection with any Upgrade Expenditures in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000).
As used herein, "UPGRADE EXPENDITURES" means expenditures in commercially reasonable amounts to Persons not affiliated with Tenant for (X) upgrades or improvements to any Facility that have the effect of maintaining or improving its competitive position in its respective marketplace, including new or replacement wallpaper, tiles, window coverings, lighting fixtures, painting, upgraded landscaping, carpeting, architectural adornments, common area amenities and the like, but excluding capital improvements or repairs such as repairs or replacements of the roof, structural elements of the walls, parking area or the electrical, plumbing, HVAC or other mechanical or structural systems, and (Y) other improvements to each Facility as reasonably approved by Landlord. Any amount remaining in the Upgrade Reserve at the expiration of the Term or earlier termination of this Master Lease shall be retained by Landlord as additional or supplemental Rent hereunder. As used herein "UPGRADE OVERAGE" means any amounts expended by Tenant on the Permitted Expenditures in the two immediately preceding Lease Years in excess of the Upgrade Minimum (excluding any such amounts that are financed by Tenant and secured by a lien on the personal property relating thereto).
ALTERATIONS BY TENANT.  Tenant may alter, improve, exchange, replace, modify or
---------------------
expand (collectively, "ALTERATIONS") the Facilities, equipment or appliances in the Premises from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises; provided, that any Alterations in excess of Two Hundred Fifty Thousand Dollars ($250,000) during any Lease Year with respect to any individual Facility shall require Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided further, that any Alterations to the Premises must satisfy the requirements set forth in Sections 4.04 (2) and (3) of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156. All Alterations shall immediately become a part of the Premises and the property of Landlord subject to this Master Lease, and except to the extent that Landlord in its sole discretion agrees to fund them following Tenant's written request therefor, the cost of all Alterations or other purchases, whether undertaken as an on-going licensing, Medicare, Medicaid or other regulatory requirement, or otherwise shall be borne solely by Tenant. All Alterations shall be done in a good and workmanlike manner in compliance with all applicable laws and the insurance required under this Master Lease. HAZARDOUS MATERIALS. Tenant's use of the Premises shall comply with all
-------------------
Hazardous Materials Laws.  If any Environmental Activities occur or are
-------
suspected to have occurred in violation of any Hazardous Materials Laws or if
-------
Tenant has received notice of any Hazardous Materials Claim against any portion
--
of the Premises, Tenant shall promptly obtain all permits and approvals necessary to remedy any such actual or suspected problem through the removal of Hazardous Materials or otherwise, and upon Landlord's approval of the remediation plan, remedy any such problem to the satisfaction of Landlord and all applicable governmental authorities, in accordance with all Hazardous Materials Laws and good business practices. Tenant shall immediately advise Landlord in writing of (A) any Environmental Activities in violation of any Hazardous Materials Laws; (B) any Hazardous Materials Claims against Tenant or any portion of the Premises; (C) any remedial action taken by Tenant in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in violation of any Hazardous Materials Laws; (D) Tenant's discovery of any occurrence or condition on or in the vicinity of any portion of the Premises that materially increases the risk that any portion of the Premises will be exposed to Hazardous Materials; and (E) all communications to or from Tenant, any governmental authority or any other Person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof. Notwithstanding any other provision of this Master Lease, if any Hazardous Materials are discovered on, under or about any portion of the Premises in violation of any Hazardous Materials Law, the Term shall be automatically extended and this Master Lease shall remain in full force and effect until the earlier to occur of the completion of all remedial action or monitoring, as approved by Landlord, in accordance with all Hazardous Materials Laws, or the date specified in a written notice from Landlord to Tenant terminating this Master Lease (which date may be subsequent to, but not earlier than, the date upon which the Term was to have expired). Landlord shall have the right, at Tenant's sole cost and expense (including, without limitation, Landlord's reasonable attorneys' fees and costs) and with counsel chosen by Landlord, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.
     TENANT PROPERTY AND SECURITY INTEREST.
     -------------------------------------
TENANT PROPERTY.  Tenant shall obtain and install all items of furniture,
---------------
fixtures, supplies and equipment not included as Landlord Personal Property as
------
shall be necessary or reasonably appropriate to operate each Facility in compliance with this Master Lease ("TENANT PERSONAL PROPERTY"). (Tenant Personal Property and "TENANT INTANGIBLE PROPERTY" shall be collectively referred to herein as "TENANT PROPERTY".) As used herein, "TENANT INTANGIBLE PROPERTY" means all the following at any time owned by Tenant in connection with its use of any portion of the Premises during the Term: Medicare, Medicaid and other accounts and proceeds thereof; rents, profits, income or revenue derived from such operation or use; all documents, chattel paper, instruments, contract rights (including contracts with residents, employees and third-party payors), deposit accounts, general intangibles and choses in action; refunds of any Taxes or Other Charges; licenses and permits necessary or desirable for Tenant's use of any portion of the Premises, including any certified Medicaid beds, any applicable certificate of need or other similar certificate, and, to the extent permitted by law, the exclusive right to transfer, move or apply for the foregoing and manage the Business conducted at any portion of the Premises (including the right to apply for permission to reduce the licensed bed complement, take any of the licensed beds out of service or move the beds to a different location); and the right to use the names set forth on Schedule 1
                                                                 ----------
(excluding any name that now or hereafter begins with "Loyalton of") and any other trade or other name or logo now or hereafter associated with its operation of the Premises (excluding the "Emeritus" or "ESC" name or any variation thereof).
LANDLORD'S SECURITY INTEREST AND FINANCING STATEMENTS.  The parties intend that
-----------------------------------------------------
upon the occurrence of an Event of Default under this Master Lease, Landlord will have the right, subject to any limitations imposed by applicable law, including any requirements that Landlord or its designee must be licensed to operate the Facilities before assuming operational control with respect thereto, to control the Tenant Property so that Landlord or its designee can operate or re-let each Facility and associated personal property intact for use as a licensed facility engaged in the applicable Business. Therefore, to implement the intention of the parties, and for the purpose of securing the payment and performance of Tenant's obligations under this Master Lease, subject to any limitations imposed by applicable law, including any licensure laws, Tenant, as debtor, hereby grants to Landlord, as secured party, in addition to any statutory lien provided to Landlord under applicable law, a security interest in and an express contractual Lien upon, all of Tenant's right, title and interest in and to the Tenant Property and any and all products and proceeds thereof, which Tenant now owns or leases or at anytime during the Term acquires an interest or right. This Master Lease constitutes a security agreement covering all such Tenant Property and Tenant shall keep such Tenant Property free and clear of all Liens other than Liens in favor of Landlord and Assumable Tenant Property Liens (as defined below). The security interest granted to Landlord hereunder is intended by the parties to be subordinate to any security interest granted in Tenant Personal Property in connection with the financing or leasing of all or any portion thereof, so long as, if the value of the property which is subject to such financing exceeds Seventy Five Thousand and no/100 Dollars ($75,000) at any one Facility, the lessor or financier agrees to give Landlord written notice of any default by Tenant under the terms of such arrangement and a reasonable time following such notice to cure any such default and to consent to Landlord's written assumption of such arrangement upon curing such default ("ASSUMABLE TENANT PROPERTY LIENS"). Landlord agrees to execute and deliver such subordination or intercreditor agreements as may be reasonably required by a third party creditor of Tenant in connection with Assumable Tenant Property Liens in favor of such creditor. With respect to any of the Tenant's Property now owned or acquired by Tenant during the Term, this security interest and agreement shall survive the termination of this Master Lease resulting from an Event of Default. Tenant shall pay all filing and reasonable record search fees and other costs for such additional security agreements, financing statements, fixture filings and other documents as Landlord may reasonably require to perfect or continue the perfection of its security interest. Tenant shall have the right to review and approve, which approval shall not be unreasonably withheld, any financing statements or continuation statements which Landlord proposes to file. To the extent any amounts collected by Landlord upon the exercise of its rights under this Section 9.2 exceed the amounts due from Tenant to Landlord under this Master Lease, including any amounts due as a result of the occurrence of an Event of Default hereunder, Landlord shall be required to remit such excess to Tenant.
     FINANCIAL, MANAGEMENT AND REGULATORY REPORTS.  Tenant shall provide
     --------------------------------------------
Landlord with the reports listed in Exhibit E at the times described therein,
     --                             ---------
and such other information about it or the operations of the Premises and Business as Landlord may reasonably request from time to time. All financial information provided shall be prepared in accordance with generally accepted accounting principles consistently applied except with respect to the method of accounting for resident move in fees, which are on a cash basis. If Tenant is or becomes subject to any reporting requirements of the Securities and Exchange Commission during the Term, it shall concurrently deliver to Landlord such reports as are delivered pursuant to applicable securities laws. With respect to each individual Facility, Tenant shall be assessed with a $500 administrative fee for, each instance in which Tenant fails to provide Landlord with the monthly, quarterly or annual financial reports listed in Exhibit E within the
                                                         ---------
time specified therein, which administrative fee shall be immediately due and payable to Landlord. Notwithstanding the foregoing, such administrative fee shall not be assessed to Tenant so long as (A) Tenant is not delinquent in the delivery of such financial reports more than two (2) times in any consecutive twelve (12) month period, and (B) Tenant remits any delinquent report to Landlord within five (5) business days of Landlord's written request therefor.
     REPRESENTATIONS AND WARRANTIES.  Each party represents and warrants to the
     ------------------------------
other that: (A) this Master Lease and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (B) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Master Lease within the state(s) where any portion of the Premises is located; and (C) neither this Master Lease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party.
     EVENTS OF DEFAULT.  So long as there is no Event of Default, Tenant shall
     -----------------
peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Tenant or pursuant to Sections 17 or 18. The occurrence of any of the following events will
       ----    --
constitute an "EVENT OF DEFAULT" on the part of Tenant, and there shall be no
       --
cure period therefor except as otherwise expressly provided:
     Tenant's failure to pay within two (2) business days of when due any Rent, Supplemental Rent, tax impound deposits, Upgrade Reserve Deposits, Other Charges or other required payments;
     (I) The revocation of any license which would have a material adverse affect on the operation of the Premises or the certification of the Premises for provider status under Medicare or Medicaid, if applicable; (II) the closure of a material portion (as hereinafter defined) of the Business other than during a period of repair or reconstruction following damage or destruction thereto or a Taking (as hereinafter defined) thereof; (III) the sale or transfer, without Landlord's consent, of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to any portion of the Business or any portion of the Premises; or (IV) the use of any portion of the Premises other than for a licensed facility engaged in the applicable Business and for ancillary services relating thereto (each a "CATASTROPHIC EVENT OF DEFAULT"), it being understood and agreed that for purposes of clause (ii) above the phrase "a material portion" shall mean any portion of the Premises that is equal to or greater than ten percent (10%) of the units at any one or more Facilities;
     Any other material suspension, termination or restriction placed upon Tenant, any license to operate the Business, any portion of the Premises or the ability to admit residents or patients (e.g., an admissions ban or non-payment for new admissions by Medicare or Medicaid resulting from an inspection survey); provided, however, if any such material suspension or restriction is curable by
--------  -------
Tenant it shall not constitute an Event of Default if Tenant promptly commences to cure such breach and thereafter diligently pursues such cure to the completion thereof within the lesser of: (I) the time period in which the applicable governmental agency has given Tenant to undertake corrective action, or (II) one hundred twenty (120) days after the occurrence of any such material suspension or restriction;
     A material default by Tenant or any Affiliate of Tenant as of the date of such default [including, without limitation, Alterra Healthcare Corporation ("ALTERRA") if such entity subsequently becomes an Affiliate of Tenant (an "ALTERRA EVENT")] (I) under any other lease, agreement or obligation between it and Landlord or any of its Affiliates which is not cured within any applicable cure period specified therein, or (II) with respect to any obligation under (A) any other lease or leases with any other party under which Tenant or its Affiliate is obligated to make annual rental payments in excess of One Hundred Thousand Dollars ($100,000) which is not cured within any applicable cure period specified therein, or (B) any financing agreement with a then outstanding principal balance in excess of $1 million with any other party which is not cured within any applicable cure period specified therein;
     Any material misstatement or omission of fact in any written report, notice or communication from Tenant to Landlord with respect to Tenant, the Premises or the Business;
     The failure to perform or comply with the provisions of Sections 6, 16 or
                                                             ----------  --
24;
 -
     (I) Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment of all or substantially all of its property for the benefit of creditors; or (II) a receiver, trustee or liquidator shall be appointed for either or them or any of their property, if within three (3) business days of such appointment Tenant does not inform Landlord in writing that they intend to cause such appointment to be discharged or such discharge is not diligently prosecuted to completion within sixty (60) days after the date of such appointment; (III) the filing by either of them of a voluntary petition under any federal bankruptcy or state law to be adjudicated as bankrupt or for any arrangement or other debtor's relief; or (IV) the involuntary filing of such a petition against either of them by any other party, unless Tenant within three
(3) business days of such filing informs Landlord in writing of their intent to cause such petition to be dismissed, such dismissal is diligently prosecuted and such petition is dismissed within ninety (90) days after filing; or
     The failure to perform or comply with any other provision of this Master Lease not requiring the payment of money unless (I) within three (3) business days of Tenant's receipt of a notice of default from Landlord, Tenant gives Landlord notice of its intent to cure such default; and (II) Tenant cures it either (X) within thirty (30) days after such notice from Landlord or (Y) if such default cannot with due diligence be so cured because of the nature of the default or delays beyond the control of Tenant and cure after such period will not have a materially adverse effect upon any portion of the Premises or any portion of the Business, then such default shall not constitute an Event of Default if Tenant uses its commercially reasonable efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof and cures it within one hundred twenty (120) days after such notice from Landlord.
     REMEDIES.  Upon the occurrence of an Event of Default, Landlord may
     --------
exercise all rights and remedies under this Master Lease and the laws of the
     --
state(s) where the Premises are located that are available to a lessor of real and personal property in the event of a default by its lessee, and as to the Tenant Property, all remedies granted under the laws of such state(s) to a secured party under its Uniform Commercial Code. Landlord shall have no duty to mitigate damages unless required by applicable law and, absent gross negligence or willful misconduct, shall not be responsible or liable for any failure to relet any of the Premises or to collect any rent due upon any such reletting. Tenant shall pay Landlord, immediately upon demand, all expenses incurred by it in obtaining possession and reletting any of the Premises, including fees, commissions and costs of attorneys, architects, agents and brokers.
GENERAL.  Without limiting the foregoing, Landlord shall have the right (but not
-------
the obligation) to do any of the following upon an Event of Default: (A) sue for the specific performance of any covenant of Tenant as to which it is in breach; (B) enter upon any portion of the Premises, terminate this Master Lease, dispossess Tenant from the Premises and/or collect money damages by reason of Tenant's breach, including the acceleration of all Rent which would have accrued after such termination and all obligations and liabilities of Tenant under this Master Lease which survive the termination of the Term; (C) elect to leave this Master Lease in place and sue for Rent, Supplemental Rent and other money damages as the same come due; (D) (before or after repossession of the Premises pursuant to clause (b) above and whether or not this Master Lease has been terminated) relet any portion of the Premises to such tenant(s), for such term(s) (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as it may determine in its sole discretion and collect and receive any rents payable by reason of such reletting; and (E) sell any Tenant Property in a non-judicial foreclosure sale. Tenant hereby waives all rights to receive any legal notices to vacate the Premises, including without limitation the notice requirements of Louisiana Code of Civil Procedure Article 4701.
RECEIVERSHIP.  Tenant acknowledges that a Catastrophic Event of Default will
------------
materially and irreparably impair the value of Landlord's investment in the
---
Premises.  Therefore, in addition to its other rights and remedies, upon a
---
Catastrophic Event of Default Landlord shall have the right to petition any
---
appropriate court for the appointment of a receiver to take possession of the
---
applicable Facility, to manage the operation of the Premises or applicable
--
Facility, to collect and disburse all rents, issues, profits and income
--
generated thereby and to the extent applicable and possible, to preserve or
--
replace any affected license or provider certification for the Premises or
--
applicable Facility or to otherwise substitute the licensee or provider thereof
--
(the "RECEIVERSHIP"). If Landlord commences the Receivership, the receiver shall be paid a reasonable fee for its services and all such fees and other expenses of the Receivership shall be paid in addition to, and not in limitation of, the Rent or Supplemental Rent otherwise due to Landlord hereunder. Tenant irrevocably consents to the Receivership upon a Catastrophic Event of Default and thus stipulates to and agrees not to contest the appointment of a receiver under such circumstances and for such purposes.
REMEDIES CUMULATIVE; NO WAIVER.  No right or remedy herein conferred upon or
------------------------------
reserved to Landlord is intended to be exclusive of any other right or remedy,
---
and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Any notice or cure period provided herein shall run concurrently with any provided by applicable law. No failure of Landlord to insist at any time upon the strict performance of any provision of this Master Lease or to exercise any option, right, power or remedy contained herein shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. Landlord's receipt of any rent or other sum due hereunder (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Master Lease shall be effective unless expressed in a writing signed by it.
PERFORMANCE OF TENANT'S OBLIGATIONS.  If Tenant at any time shall fail to make
-----------------------------------
any payment or perform any act on its part required to be made or performed under this Master Lease, then Landlord may, without waiving or releasing Tenant from any obligations or default hereunder, make such payment or perform such act for the account and at the expense of Tenant, and enter upon any portion of the Premises for the purpose of taking all such action as may be reasonably necessary. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all necessary and incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by it, together with interest at the Agreed Rate from the date of the making of such payment or the incurring of such costs and expenses, shall be payable by Tenant to Landlord upon Landlord's written demand therefor.
     PROVISIONS ON TERMINATION.
     -------------------------
SURRENDER OF POSSESSION.  On the expiration of the Term or earlier termination
-----------------------
or cancellation of this Master Lease (the "TERMINATION DATE"), Tenant shall deliver to Landlord or its designee possession of (A) each Facility and associated Landlord Personal Property in a neat and clean condition and in as good a condition as existed at the date of their possession and occupancy pursuant to this Master Lease, after taking into consideration and giving effect to any improvements, renovations or upgrades required to be made by Tenant as of the commencement of the Term, ordinary wear and tear excepted, (B) a fully operational, licensed and, if applicable, certified Business at each Facility but specifically excluding any Alterations necessitated by, or imposed in connection with, a change of ownership inspection survey for the transfer of operation of any portion of the Premises to Landlord or its designee unless Landlord is able to demonstrate that such Alterations were previously required by the applicable licensing authorities to be undertaken by Tenant and Tenant failed to do so, and (C) all patient charts and resident records, along with appropriate resident consents if necessary, and copies of all its books and records relating to the Business and the Premises, other than Tenant's corporate financial books and records and other proprietary materials. Accordingly, Tenant shall not at any time during or after the Term seek to transfer, surrender, allow to lapse, or grant any security interest or any other interest in and to the licenses, other than those interests granted to Landlord under the terms of this Master Lease (to the extent permitted by applicable law), permits or certifications relating to any portion of the Business or any portion of the Premises, nor shall Tenant knowingly commit or omit any act that would jeopardize any portion of the Business or any licensure or certification of any portion of the Premises. Upon request, Tenant shall cooperate fully with Landlord or its designee in transferring or obtaining all necessary licenses and, if applicable, certifications for Landlord or its designee, and Tenant shall comply with all requests for an orderly transfer of the Business, Facility licenses, and, if applicable, Medicare and Medicaid certifications and possession at the time of its surrender of the Premises to Landlord or its designee but Tenant shall have no liability hereunder if, through no fault of Tenant, Landlord or its designee are unable to secure such licenses and, if applicable, certifications in their own name. Subject to all applicable laws, Tenant hereby assigns, effective upon the Termination Date, all rights to operate each Facility to Landlord or its designee including all required licenses and permits and all rights to apply for or otherwise obtain them, and all other nonproprietary Tenant Intangible Property relating to any portion of the Premises; provided, however, this assignment shall be ineffective in any State, including the State of Washington, where such an assignment is prohibited under applicable licensure laws.
REMOVAL OF TENANT PERSONAL PROPERTY.  Provided that no Event of Default then
-----------------------------------
exists, in connection with the surrender of the Premises, Tenant may upon at
---
least five (5) business days prior notice to Landlord remove from the Premises
---
in a workmanlike manner all Tenant Personal Property, leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal; provided that Landlord shall have the right and option to purchase the Tenant Personal Property for its then net book value during such five (5) business day notice period, in which case Tenant shall so convey the Tenant Personal Property to Landlord by executing a bill of sale in a form reasonably acceptable to Landlord and Tenant. If there is any Event of Default then existing, Tenant will not remove any Tenant Personal Property from the Premises and instead will, on demand from Landlord, convey it to Landlord for no additional consideration by executing a bill of sale in a form reasonably required by Landlord. Title to any Tenant Personal Property which is not removed by Tenant as permitted above upon the expiration of the Term shall, at Landlord's election, vest in Landlord; provided, however, that Landlord may remove and store or dispose at Tenant's expense any or all of such Tenant Personal Property which is not so removed by Tenant without obligation or accounting to Tenant.
MANAGEMENT OF PREMISES.  Commencing on the Termination Date, Landlord or its
----------------------
designee, upon written notice to Tenant, may elect to assume the
---
responsibilities and obligations for the management and operation of the
---
Business and Tenant agrees to cooperate fully to accomplish the transfer of such
---
management and operation without interrupting the operation of the Business. Subject to the limitations of applicable law, including any state licensure law which requires the manager of an assisted living or Alzheimer facility to be licensed or which requires the management agreement to be approved by the applicable regulatory authorities prior to the commencement thereof and subject to the parties agreeing on the form of a management agreement which shall include, at a minimum, an indemnity in favor of Tenant in form and substance acceptable to Tenant and from an entity acceptable to Tenant, Tenant agrees that Landlord or its designee may, for a period not to exceed one hundred eighty
(180) days, operate the Business under Tenant's licenses and, if applicable, certifications pending the issuance of new licenses and, if applicable, certifications to Landlord or its designee. During the period of such management, Tenant shall not knowingly commit any act or fail to take any action that would jeopardize any licensure or certification, if applicable, of any of the Premises, and Tenant shall comply with all reasonable requests for an orderly transfer of any and all facility and other licenses, Medicare and Medicaid certifications, if applicable, and possession of the Premises at the time of any such surrender.
HOLDING OVER.  If Tenant shall for any reason remain in possession of any
------------
portion of the Premises after the Termination Date without the consent of
------
Landlord, such possession shall be a month-to-month tenancy during which time
------
Tenant shall pay as rental on the first (1st) business day of each month ONE AND
--
ONE-HALF (1 ) TIMES the total of the monthly Minimum Rent payable with respect to the last Lease Year plus Additional Rent allocable to the month, all additional charges accruing during the month and all other sums, if any, payable by Tenant pursuant to this Master Lease. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the Termination Date, nor shall anything contained herein be deemed to limit Landlord's remedies.
SURVIVAL.  All representations, warranties, covenants and other obligations of
--------
Tenant under this Master Lease shall survive the Termination Date.
     CERTAIN LANDLORD RIGHTS.
     -----------------------
ENTRY AND EXAMINATION OF RECORDS.  Landlord and its representatives may enter
--------------------------------
any portion of the Premises at any reasonable time after reasonable notice to
--
Tenant to inspect the Premises for compliance, to exhibit the Premises for sale,
--
lease (but, with respect to leasing, only (a) after the occurrence of an Event of Default or (b) during the last Lease Year of the Initial Term or any applicable Renewal Term and only if Tenant has not exercised its option to renew pursuant to Section 2.3 above) or mortgaging, upon an Event of Default or to
            -----------
post notices of non-responsibility under any mechanic's or materialman's lien law or for any other reason; provided that no such notice shall be required in the event of an emergency. No such entry shall unreasonably interfere with residents, patients, patient care or the Business. During normal business hours, Tenant will permit Landlord and its representatives, inspectors and consultants to examine all contracts, books and financial and other records (wherever kept) relating to Tenant's operations at any portion of the Premises, but specifically excluding the records of residents of the Facilities to the extent such access is prohibited by law, including applicable State licensure laws and/or the Health Insurance Portability and Accountability Act of 1996. GRANT LIENS. Without the consent of Tenant, Landlord may from time to time,
-----------
directly or indirectly, create or otherwise cause to exist any Lien, title
---
retention agreement or other encumbrance upon the Premises, or any portion
---
thereof or interest therein (including this Master Lease), whether to secure any
---
borrowing or other means of financing or refinancing or otherwise. Upon the request of Landlord, Tenant shall subordinate this Master Lease to the Lien of any such encumbrance so long as such encumbrance provides that it is subject to the rights of Tenant under this Master Lease and that so long as no Event of Default shall exist, Tenant's occupancy shall not be disturbed if any Person takes possession of the applicable portion of the Premises through foreclosure proceeding or otherwise.
ESTOPPEL CERTIFICATES.  Each of Landlord and Tenant shall, at any time upon not
---------------------
less than ten (10) days prior written request by the other party, have an authorized representative execute, acknowledge and deliver to the requesting party or its designee a written statement certifying (A) that this Master Lease, together with any specified modifications, is in full force and effect, (B) the dates to which Rent and additional charges have been paid, (C) that no default by either party exists or specifying any such default and (D) as to such other matters as the requesting party may reasonably request.
CONVEYANCE RELEASE.  If Landlord or any successor owner shall transfer the
------------------
Premises in accordance with this Master Lease, upon the written assumption by
-----
any successor owner of the obligations of Landlord or such prior successor owner
--
hereunder, Landlord or such prior successor owner shall thereupon be released from all future liabilities and obligations hereunder arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the new owner.
     ASSIGNMENT AND SUBLETTING.  Without the prior written consent of Landlord,
     -------------------------
which may be withheld or conditioned at its sole discretion, this Master Lease shall not, nor shall any interest of Tenant herein, be assigned or encumbered by operation of law, nor shall Tenant voluntarily or involuntarily assign, mortgage, encumber or hypothecate any interest in this Master Lease or sublet any portion of the Premises (except in the ordinary course of Tenant's business to occupants of such Facility or their immediate family members using Tenant's standard form occupancy lease). Any of the foregoing acts without such consent shall be void and shall, at Landlord's sole option, constitute an Event of Default giving rise to Landlord's right, among other things, to terminate this Master Lease. An assignment of this Master Lease by Tenant shall be deemed to include: (A) entering into a management or similar agreement relating to the operation or control of any portion of the Premises with any Person other than Jerry Erwin Associates, Inc. dba JEA Senior Living (but only with respect to the Facilities engaged in the Alzheimer Business) or a person that is an Affiliate of Tenant; (B) any change (voluntary or involuntary, by operation of law or otherwise, including the transfer, assignment, sale, hypothecation or other disposition of any equity interest in Tenant) in the Person that ultimately exert effective Control over the management of the affairs of Tenant as of the date hereof; provided that any transfers of Tenant's stock on a national stock exchange shall not be deemed to be an assignment of the Master Lease so long as no more than TWENTY-FIVE PERCENT (25%) of the voting stock of Tenant is held by any Person or related group other than (i) Daniel R. Baty or an entity or entities owned or Controlled by him, and (ii) Saratoga Partners IV, L.P. ("SARATOGA") or an entity or entities owned or Controlled by Saratoga; or (C) the sale or other transfer of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to any portion of the Business or any portion of the Premises. Notwithstanding the foregoing, Tenant may, without Landlord's prior written consent, assign this Master Lease or sublet the Premises or any portion thereof (i) pending the issuance to Tenant of a license to operate some or all of the Facilities pursuant to one or more Subleases in the form(s) approved by Landlord prior to the Effective Date or
(ii) to an Affiliate of Tenant if all of the following are first satisfied: (W) such Affiliate fully assumes Tenant's obligations hereunder; (X) Tenant remains fully liable hereunder; (Y) the use of the applicable portion of the Premises remains unchanged; and (Z) Landlord in its reasonable discretion shall have approved the form and content of all documents for such assignment or sublease and received an executed counterpart thereof. In no event shall Tenant sublet any portion of the Premises on any basis such that the rental to be paid by the sublessee would be based, in whole or in part, on either the income or profits derived by the business activities of the sublessee, or any other formula, such that any portion of the sublease rental received by Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the U.S. Internal Revenue Code, or any similar or successor provision thereto.
     DAMAGE BY FIRE OR OTHER CASUALTY.  Tenant shall promptly notify Landlord of
     --------------------------------
     any damage or destruction of any portion of the Premises and diligently repair or reconstruct such portion of the Premises to a like or better condition than existed prior to such damage or destruction in accordance with Section 8.4.
                                                                    -----------
Any net insurance proceeds payable with respect to the casualty shall be paid directly to Landlord and, if an Event of Default has not occurred hereunder, used for the repair or reconstruction of the applicable portion of the Premises pursuant to Landlord's disbursement requirements. If such proceeds are insufficient, Tenant shall provide the required additional funds; if they are more than sufficient, the surplus shall belong and be paid to Tenant. Except as otherwise specifically set forth in this Section 17, Tenant shall not have any right under this Master Lease, and hereby waives all rights under applicable law, to abate, reduce or offset rent by reason of any damage or destruction of any portion of the Premises by reason of an insured or uninsured casualty. In the event any such damage or destruction occurs during the last six (6) months of the Initial Term or applicable Renewal Term, to the extent of fifty percent (50%) or more of the replacement value of the affected Facility, Tenant may, at Tenant's option to be evidenced by notice in writing given to Landlord within thirty (30) days after the occurrence of such damage or destruction, elect to pay to Landlord any available insurance proceeds, including, without limitation, business interruption insurance proceeds described in Section 5.7, in which event this Master Lease shall terminate as to the affected Facility; provided,
                                                                     --------
however, that if the available insurance proceeds are insufficient to cover the
 ------
cost of the repair or reconstruction of the applicable Facility, Tenant shall remain obligated to pay the additional cost to repair or reconstruct the Facility. In the event this Master Lease is terminated as to any Facility under this Section 17, then the Minimum Rent and Additional Rent due hereunder shall be shall be reduced by the product of (A) the amount of the then current Minimum Rent and Additional Rent, and (B) a fraction, the numerator of which is the amount of Landlord's Investment allocable to the affected Facility and the denominator of which is Landlord's Investment.
     CONDEMNATION.  Except as provided to the contrary in this Section 18, this
     ------------                                              ----------
Master Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such taking. If during the Term all or substantially all (a "COMPLETE TAKING") or a smaller portion (a "PARTIAL TAKING") of any Facility is taken or condemned by any competent public or quasi-public authority, then (A) in the case of a Complete Taking, Tenant may at its election made within thirty (30) days of the effective date of such Taking, terminate this Master Lease with respect to such Facility or (B) in the case of a Partial Taking, the Rent shall be abated to the same extent as the resulting diminution in Fair Market Value of the portion of the Premises taken. In the event this Master Lease is terminated as to any Facility under this Section 18, then the Minimum Rent and Additional Rent due hereunder shall be shall be reduced by the product of (X) the amount of the then current Minimum Rent and Additional Rent, and (Y) a fraction, the numerator of which is the amount received by Landlord as a result of the Complete Taking and the denominator of which is Landlord's Investment. The award payable upon a Complete Taking shall be allocated (I) as provided by the taking authority, (II) in the absence thereof, as agreed by the parties, or (III) failing such agreement within thirty(30) days after the effective date of such Taking, pursuant to the appraisal procedure described in Exhibit C. The resulting diminution in Fair
                                 ---------
Market Value on the effective date of a Partial Taking shall be as established pursuant to Exhibit C. Landlord alone shall be entitled to receive and retain
            ---------
any award for a Partial Taking other than the portion specifically allocated to Tenant's Personal Property or the value of Tenant's leasehold interest hereunder.
     INDEMNIFICATION.  Tenant agrees to protect, indemnify, defend and save
     ---------------
harmless Landlord, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including consequential or punitive damages) of any kind or nature, including reasonable attorneys' fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with this Master Lease, the Premises or the operations of Tenant on any portion of the Premises, including
(A) the breach by Tenant of any of its representations, warranties, covenants or other obligations hereunder which is not cured within any applicable cure period provided for herein, (B) any Protest, (C) all known and unknown Environmental Activities on any portion of the Premises, Hazardous Materials Claims or violations by Tenant of a Hazardous Materials Law with respect to any portion of the Premises, and (D) upon or following the Termination Date, any liability assessed or asserted by, any governmental agency or Medicare or Medicaid as a result of or arising out of or in connection with this Master Lease or Tenant's occupancy of the Premises (including any overpayment to Medicare, Medicaid or any other third-party payor); but specifically excluding any such liability, expense, loss, cost, deficiency, fine, penalty or damages arising (I) under clauses (a) or (c) from the gross negligence or willful misconduct of Landlord, and (II) under clause (d) with respect to any Alterations necessitated by, or imposed in connection with, a change of ownership inspection survey for the transfer of operation of any portion of the Premises to Landlord or its designee unless Landlord is able to demonstrate that such Alterations were previously required by the applicable licensing authorities to be undertaken by Tenant and Tenant failed to do so. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, it shall give Tenant notice of the matter and Tenant shall promptly assume the defense thereof with counsel reasonably acceptable to Landlord. If Tenant does not timely elect to defend the matter, then Landlord shall have the right to assume the defense thereof with its own counsel at Tenant's expense.
     DISPUTES.  If any party brings any action to interpret or enforce this
     --------
Master Lease, or for damages for any alleged breach, the prevailing party shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs. EACH PARTY HEREBY WAIVES ANY
     RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MASTER LEASE, INCLUDING THE RELATIONSHIP OF THE PARTIES, TENANT'S USE AND OCCUPANCY OF ANY PORTION OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE RELATING TO THE FOREGOING OR THE ENFORCEMENT OF ANY REMEDY.
     NOTICES.  All notices and demands, certificates, requests, consents,
     -------
approvals and other similar instruments under this Master Lease shall be in
     -
writing and sent by personal delivery, U. S. certified or registered mail (return receipt requested, postage prepaid) or FedEx or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:
If to Tenant:          c/o Emeritus Corporation
------------
3131 Elliott Avenue, Suite 500
Seattle, Washington  98121
Attention:  Raymond R. Brandstrom, CFO
Fax No.:  (206) 301-4500
With a copy to:     The Nathanson Group PLLC
1520 Fourth Street, Sixth Floor
Seattle, Washington  98101
Attention:  Randi Nathanson, Esq.
Fax No.:  (206) 623-1738
If to Landlord:          c/o Nationwide Health Properties, Inc.
--------------
610 Newport Center Drive, Suite 1150
Newport Beach, California 92660
Attention:  President and General Counsel
Fax No.:  (949) 759-6876
With a copy to:     Sherry Meyerhoff Hanson & Crance LLP
610 Newport Center Drive, Suite 1200
Newport Beach, California 92660
Attention:  Kevin L. Sherry, Esq.
Fax No.:  (949) 719-1212

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been given and received on the date of delivery established by U.S. Post Office return receipt or the carrier's proof of delivery or, if not so delivered, upon its receipt. Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.
     MISCELLANEOUS.  Since each party has been represented by counsel and this
     -------------
Master Lease has been freely and fairly negotiated, all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. While nothing contained in this Master Lease should be deemed or construed to constitute an extension of credit by Landlord to Tenant, if a portion of any payment made to Landlord is deemed to violate any applicable laws regarding usury, such portion shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and if Tenant discharges and performs all obligations hereunder, such funds will be reimbursed (without interest) to Tenant on the Termination Date. If any part of this Master Lease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following business day.
Whenever the words "including", "include" or "includes" are used in this Master Lease, they shall be interpreted in a non-exclusive manner as though the words "without limitation" immediately followed. Whenever the words day or days are used in this Master Lease, they shall mean "calendar day" or "calendar days" unless expressly provided to the contrary. The titles and headings in this Master Lease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any "Section" mean a section of this Master Lease (including all subsections), to any "Exhibit" or "Schedule" mean an exhibit or schedule attached hereto or to "Medicare" or "Medicaid" include any successor program. If more than one Person is Tenant hereunder, their liability and obligations hereunder shall be joint and several. Promptly upon the request of either party and at its expense, the parties shall prepare, enter into and record a suitable short form memorandum of this Master Lease. This Master Lease
(A) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements or understandings, (B) may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, (C) may only be amended by a writing executed by the parties, (D) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, (E) shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the conflict of laws rules thereof, provided that the law of the State in which each Facility is located (each a "SITUS STATE") shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the law of such Situs State, including without limitation the appointment of a receiver; and, further provided that the law of the Situs State also applies to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Master Lease, and (F) incorporates by this reference any Exhibits and Schedules attached hereto.
     COLLATERAL FOR OTHER LEASES.  Upon the occurrence of the Alterra Event, any
     ---------------------------
cash or letters of credit held by Landlord as a security deposit or collateral pursuant to this Master Lease shall also be held by Landlord as additional security for the obligations due to Landlord or its Affiliates under the terms of any and all leases between Alterra or its Affiliate, as tenant, and Landlord or its Affiliate, as landlord.
     LEVERAGE COVENANT.  At all times during the term of this Master Lease, the
     -----------------
ratio of Tenant's total liabilities (minus deferred gain on sale of communities)
     to Tenant's total assets, in each case determined in conformity with generally accepted accounting principles, consistently applied, shall not be equal to or greater than 1.6 to 1.

                           [SIGNATURE PAGES TO FOLLOW]

13414.SIG     S-2
13414.SIG     S-1
     IN WITNESS WHEREOF, this Master Lease has been executed by Tenant and Landlord as of the Effective Date.
TENANT:
------
EMERITUS CORPORATION, a Washington corporation

By:     /s/ William M. Shorten
Name:     William M. Shorten
Title:     Director of Real Estate Finance

ESC IV, LP, a Washington limited partnership
By:     ESC G.P. II, Inc.
Its:     General Partner

     By:     /s/ William M. Shorten
     Name:     William M. Shorten
     Title:     Director of Real Estate Finance










LANDLORD:
--------
NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation
By:          /s/ Donald D. Bradley
Name:     Donald D. Bradley
Title:          Sr. Vice President and General Counsel


NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By:     MLD TEXAS CORPORATION,
     a Texas corporation,
          its General Partner
          By:          /s/ Donald D. Bradley
          Name:          Donald D. Bradley
          Title:          Sr. Vice President and General Counsel



MLD PROPERTIES, LLC,
a  Delaware  limited  liability  company

BY:     MLD  PROPERTIES,  INC.,
     a  Delaware  corporation,
          its Sole Member
          By:          /s/ Donald D. Bradley
          Name:          Donald D. Bradley
          Title:          Sr. Vice President and General Counsel

13414.10     A-1
                                    EXHIBIT A
                               LEGAL DESCRIPTIONS

                                  See attached;
        includes all improvements thereon and all appurtenances thereto.

13414.10     B-1
                                    EXHIBIT B
                           LANDLORD PERSONAL PROPERTY

             includes any such personal property replaced by Tenant
      or required by the state in which the applicable Facility is located or by any other governmental entity to operate such Facility.
ALL OF THE PERSONAL PROPERTY CONVEYED TO LANDLORD PURSUANT TO THE BILLS OF SALE DELIVERED TO LANDLORD CONCURRENTLY WITH LANDLORD'S ACQUISITION OF THE PREMISES.

13414.10     C-1
                                    EXHIBIT C
                                FAIR MARKET VALUE

     "FAIR MARKET VALUE" means the fair market value of the Premises or applicable portion thereof on a specified date as agreed to by the parties, or failing such agreement within ten (10) of such date, as established pursuant the following appraisal process. Each party shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of Fair Market Value. For all purposes under this Master Lease, the Fair Market Value shall be the fair market value of the Premises or applicable portion thereof unencumbered by this Master Lease. Within ten (10) days of such selection, the MAI Appraisers so selected by the parties shall select a third (3rd) MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Fair Market Value of the Premises or applicable portion thereof within thirty days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal shall be made on a basis consistent with the basis on which the Premises or applicable portion thereof were appraised at the time of their acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraiser retained pursuant to this Exhibit.
If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Premises or applicable portion thereof in accordance with the provisions of this Exhibit and the Fair Market Value so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third (3rd) MAI Appraiser within the time period set forth in the foregoing paragraph, either party shall have the right to apply at Tenant's expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises or applicable portion thereof are located to name the third (3rd) MAI Appraiser.
Within five(5) days after completion of the third (3rd) MAI Appraiser's appraisal, all three (3) MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Premises or applicable portion thereof. If a majority are unable to determine the fair market value at such meeting, the three (3) appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Fair Market Value. If, however, either or both of the low appraisal or the high appraisal are more than TEN PERCENT (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one
(1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be such Fair Market Value. If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Fair Market Value. In any event, the result of the foregoing appraisal process shall be final and binding.
"MAI APPRAISER" shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises or applicable portion thereof are located and who has substantial experience in performing appraisals of facilities similar to the Premises or applicable portion thereof and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

13414.10     D-1
                                    EXHIBIT D
                               CERTAIN DEFINITIONS
For purposes of this Master Lease, the following terms and words shall have the specified meanings:
ENVIRONMENTAL DEFINITIONS
-------------------------
     "ENVIRONMENTAL ACTIVITIES" shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.
"HAZARDOUS MATERIALS" shall mean (A) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (B) asbestos in any form which is friable; (C) urea formaldehyde in foam insulation or any other form; (D) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (E) medical wastes and biohazards; (F) radon gas; and (G) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.
"HAZARDOUS MATERIALS CLAIMS" shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.
"HAZARDOUS MATERIALS LAWS" shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.
OTHER DEFINITIONS
-----------------
     "AFFILIATE" shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person; provided, however, a Person shall not be deemed or construed to constitute an
   -----  -------
Affiliate of another Person solely as a result of the common ownership or Control of such Persons by Daniel R. Baty.
"CONTROL" shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise (excluding any contract that gives a Person the right to control or manage the assets of another Person, but not the power to direct the management and policies of such Person).
"PERSON" shall mean any individual, partnership, association, corporation, limited liability company or other entity.
"CC&R'S" shall mean covenants, conditions and restrictions or similar use, maintenance or ownership obligations encumbering or binding upon the real property comprising any Facility.

13414.10     E-1
                                    EXHIBIT E
                  FINANCIAL, MANAGEMENT AND REGULATORY REPORTS
                               REPORT     DUE DATE
                               ------     --------
MONTHLY FINANCIAL REPORTS CONCERNING THE BUSINESS AT EACH FACILITY
consisting of:
(1)  a balance sheet;
(2) a reasonably detailed income statement showing, among other things, Gross Revenues;
(3)  total patient days;
(4)  occupancy; and
(5)  payor mix.     Thirty (30) days after the end of each calendar month
---------------     -----------------------------------------------------
QUARTERLY CONSOLIDATED OR COMBINED FINANCIAL STATEMENTS
of Emeritus     Forty-Five (45) days after the end of each of the first three
-----------     -------------------------------------------------------------
quarters of the fiscal year of Emeritus
---------------------------------------
ANNUAL CONSOLIDATED OR COMBINED FINANCIAL STATEMENTS
of Emeritus audited by a reputable certified public accounting firm.     Ninety
--------------------------------------------------------------------     ------
(90) days after the fiscal year end of Emeritus
-----------------------------------------------
REGULATORY REPORTS WITH RESPECT TO EACH FACILITY, as follows:
(1) all federal, state and local licensing and reimbursement certification surveys, inspection and other reports received by Tenant as to any portion of the Premises and any portion of the Business, including state department of health licensing surveys;
(2)  Medicare and Medicaid certification surveys; and
(3)  life safety code reports.     Ten (10) business days after receipt
------------------------------     ------------------------------------
REPORTS OF REGULATORY VIOLATIONS,
by written notice of the following:
(1) any violation of any federal, state or local licensing or reimbursement certification statute or regulation, including Medicare or Medicaid;
(2) any suspension, termination or restriction placed upon Tenant or any portion of the Premises, the operation of any portion of the Business or the ability to admit residents or patients; or
(3)  any violation of any other permit, approval or certification in connection
-------------------------------------------------------------------------------
with any portion of the Premises or any portion of the Business, by any federal,
--------------------------------------------------------------------------------
state or local authority, including Medicare or Medicaid.     Five (5) business
---------------------------------------------------------     -----------------
days after receipt
------------------
ANNUAL OPERATING BUDGET
covering the operations of each Facility and the Business conducted thereon for
-------------------------------------------------------------------------------
the forthcoming fiscal year.     Thirty (30) days after the beginning of each
----------------------------     --------------------------------------------
fiscal year
-----------

13414.10     H-2
13414.10     F-1
                                    EXHIBIT F
                        PERMITTED SECTION 7.3 FACILITIES

LANDLORD'S FACILITY     LOCATION     PERMITTED FACILITY
-------------------     --------     ------------------
Pine Meadows     Hattiesburg, MS     Loyalton of Hattiesburg
------------     ---------------     -----------------------
Stonebridge     Dallas, TX     Loyalton of Lake Highlands
-----------     ----------     --------------------------
Stonebridge     Dallas, TX     Vickery Towers
-----------     ----------     --------------
Creekside     Plano, TX     Collin Oaks
---------     ---------     -----------

13414.10     G-1
                                    EXHIBIT G
                         SCHEDULE OF RELATED FACILITIES

FACILITY NAME     LOCATION     LEASE COMMENCEMENT DATE
-------------     --------     -----------------------
               Loyalton of Folsom     Folsom, CA     April 1, 2004
               ------------------     ----------     -------------
                 The Lakes     Fort Myers, FL     April 1, 2004
                 ---------     --------------     -------------
              Canterbury Woods     Attleboro, MA     April 1, 2004
              ----------------     -------------     -------------
                   Richland Gardens**     Richland, WA     N/A
                   ------------------     ------------     ---
                   Autumn Ridge**     Herculaneum, MO     N/A
                   --------------     ---------------     ---
                   Manor at Essington**     Joliet, IL     N/A
                   --------------------     ----------     ---
                      Arbor Place**     Everett, WA     N/A
                      -------------     -----------     ---
                 Loyalton of Cape May**     Cape May, NJ     N/A
                 ----------------------     ------------     ---
                      Quail Ridge**     Lubbock, TX     N/A
                      -------------     -----------     ---
                      Clare Bridge**     Corona, CA     N/A
                      --------------     ----------     ---

13414.10     H-1
                                    EXHIBIT H

                          SCHEDULE OF MANDATORY REPAIRS



        Community Name     Description      Cost     Capacity     $/Unit
        --------------     -----------     -----
Autumn Ridge     Paint all exterior balconies            4,000     93
43
Autumn Ridge     Freezer            1,800     93              19
------------     -------     ------------     --     -----------
Autumn Ridge     10 A/C Units            6,000     93              65
------------     ------------     ------------     --     -----------
AUTUMN RIDGE TOTAL               11,800     93            127
------------------          -----------     --     ----------

Charleston Gardens     Replace carpet in ML dining room and portion of  AL
------------------     ---------------------------------------------------
dining room with new floor (vinyl plank tile)            5,000     94
---------------------------------------------     ------------     --
53
--
Charleston Gardens     Replacement of Washers/Dryers (2-3 sets) in Laundry Room
------------------     --------------------------------------------------------
with commercial grade for ones            3,000     94              32
------------------------------     ------------     --     -----------
Charleston Gardens     external marketing Ptac's            4,000     94
------------------     -------------------------     ------------     --
43
--
Charleston Gardens     Pressure Washer            1,100     94              12
------------------     ---------------     ------------     --     -----------
Charleston Gardens     over 2 yrs old (replacing a set already this year)
------------------     --------------------------------------------------
Back-Up Generator for heating and some lights in            3,000     94
------------------------------------------------     ------------     --
32
--
Charleston Gardens     Larger Steamer for kitchen - current one not  sufficient
------------------     --------------------------------------------------------
for # of residents            5,000     94              53
------------------     ------------     --     -----------
CHARLESTON GARDENS TOTAL               21,100     94            224
------------------------          -----------     --     ----------

Loyalton Rockford     Front Door (Automatic Door Opener)            3,000     97
-----------------     ----------------------------------     ------------     --
         31
-----------
Loyalton Rockford     Ptac's            1,200     97              12
-----------------     ------     ------------     --     -----------
Loyalton Rockford     Generator (Small)            1,500     97              15
-----------------     -----------------     ------------     --     -----------
LOYALTON ROCKFORD TOTAL     Not final, inspection to be completed by 3/26/04
-----------------------     ------------------------------------------------
       5,700     97              59
------------     --     -----------

      Silverleaf Manor     Drainage, landscaping & related repairs        31,900
      ----------------     ---------------------------------------   -----------
97              -
--     ----------
     Silverleaf Manor     Carpet  (hallways & common areas)       50,000     97
     ----------------     ---------------------------------   -----------     --
       515
----------
Silverleaf Manor     Ptac's            6,000     97              62
----------------     ------     ------------     --     -----------
Silverleaf Manor     Washers & Dryers            2,400     97              25
----------------     ----------------     ------------     --     -----------
Silverleaf Manor     Rocking chairs (Front Porch)            2,400     97
----------------     ----------------------------     ------------     --
25
--
SILVERLEAF MANOR TOTAL               92,700     97            956
----------------------          -----------     --     ----------

Loyalton Cape May     A/C unit replacement            5,000     100
-----------------     --------------------     ------------     ---
50
--
           Loyalton Cape May   Tile floor for Wellness Center & Therapy Bathroom
           -----------------   -------------------------------------------------
2,000     100              20
-----     ---     -----------
Loyalton Cape May     Repair roof leaks *            1,000     100
-----------------     -------------------     ------------     ---
10
--
Loyalton Cape May     Exterior Canopy            1,500     100              15
-----------------                                          ---     -----------
LOYALTON CAPE MAY TOTAL                 9,500     100              95
-----------------------          ------------     ---     -----------

       Pines of Goldsboro   Exterior paint- 2 coats over exterior of building **
       ------------------   ----------------------------------------------------
55,000     99            556
------     --     ----------
Pines of Goldsboro     replace carpet and labor in lobby and business offices
------------------     ------------------------------------------------------
       6,650     99              67
------------     --     -----------
Pines of Goldsboro     10 ptac units **            5,400     99              55
------------------     ----------------     ------------     --     -----------
PINES OF GOLDSBORO TOTAL               67,050     99            677
------------------------          -----------     --     ----------

Arbor Place     Vinyl for elevators, 1st floor bathrooms and dining  room area
-----------     --------------------------------------------------------------
outside kitchen entrance            2,000     100              20
------------------------     ------------     ---     -----------
Arbor Place     Office Furniture            1,200     100              12
-----------     ----------------     ------------     ---     -----------
ARBOR PLACE TOTAL                 3,200     100              32
-----------------          ------------     ---     -----------

     KP at Shreveport   Repair fire damage to Unit 320 *            1,200     79
     ----------------   --------------------------------     ------------     --
         15
-----------
     KP at Shreveport   Paint handicap parking spaces *               500     79
     ----------------   -------------------------------     -------------     --
           6
------------
KP AT SHREVEPORT TOTAL                 1,700     79              22
----------------------          ------------     --     -----------

Beckett Meadows     Lighting for Hallways            5,000     72
---------------     ---------------------     ------------     --
69
--
Beckett Meadows     Deep Fryer for kitchen            2,500     72
---------------     ----------------------     ------------     --
35
--
Beckett Meadows     Meat Slicer            1,000     72              14
---------------     -----------     ------------     --     -----------
Beckett Meadows     Ptac's            4,000     72              56
---------------     ------     ------------     --     -----------
Beckett Meadows     Outdoor Furniture            5,000     72              69
---------------     -----------------     ------------     --     -----------
Beckett Meadows     furniture            5,000     72              69
---------------     ---------     ------------     --     -----------
BECKETT MEADOWS TOTAL               22,500     72            313
---------------------          -----------     --     ----------

ESSINGTON PLACE TOTAL     Number to be determined at the end of physical plant
inspection

CPM TOTAL              235,250              831            283

* Identified by third party inspector
** Identified by third party inspector and Emeritus

13414.10     Schedule 1A-1
                                   SCHEDULE 1A
                  LANDLORD ENTITIES AND LANDLORD'S  INVESTMENT

1
FACILITY NAME     LOCATION     LANDLORD     LANDLORD'S INVESTMENT
    Beckett Meadows     Austin, TX     NH Texas Properties Limited Partnership
    ---------------     ----------     ---------------------------------------
                                   $5,804,611
                                   ----------
Charleston Gardens     Charleston, W. VA     Nationwide Health Properties, Inc.
------------------     -----------------     ----------------------------------
                                   $6,253,902
                                   ----------
       Kingsley Place-Shreveport     Shreveport, LA     MLD Properties, LLC
       -------------------------     --------------     -------------------
                                   $6,702,919
                                   ----------
Silverleaf Manor
          Meridian, MS     Nationwide Health Properties, Inc.     $5,129,599
          ------------     ----------------------------------     ----------
Pines of Goldsboro
                 Goldsboro, NC     MLD Properties, LLC     $8,322,934
                 -------------     -------------------     ----------
Loyalton of Rockford     Rockford, IL     Nationwide Health Properties, Inc.
--------------------     ------------     ----------------------------------
                                   $10,499,078
                                   -----------
        Creekside     Plano, TX     NH Texas Properties Limited Partnership
        ---------     ---------     ---------------------------------------
                                   $4,575,617
                                   ----------
      Heritage Hills     Columbus, GA     Nationwide Health Properties, Inc.
      --------------     ------------     ----------------------------------
                                   $5,370,214
                                   ----------
      Oak Hollow     Bedford, TX     NH Texas Properties Limited Partnership
      ----------     -----------     ---------------------------------------
                                   $4,942,605
                                   ----------
      Pine Meadow     Hattiesburg, MS     Nationwide Health Properties, Inc.
      -----------     ---------------     ----------------------------------
                                   $4,949,736
                                   ----------
        Pinehurst     Tyler, TX     NH Texas Properties Limited Partnership
        ---------     ---------     ---------------------------------------
                                   $5,415,964
                                   ----------
      Stonebridge     Dallas, TX     NH Texas Properties Limited Partnership
      -----------     ----------     ---------------------------------------
                                   $5,651,181
                                   ----------
        Austin Gardens     Lodi, CA     Nationwide Health Properties, Inc.
        --------------     --------     ----------------------------------
                                   $5,857,088
                                   ----------
    Desert Springs     El Paso, TX     NH Texas Properties Limited Partnership
    --------------     -----------     ---------------------------------------
                                   $4,506,157
                                   ----------

13414.10     Schedule 1B-1
                                   SCHEDULE 1B
                                 TENANT ENTITIES

FACILITY NAME     LOCATION     TENANT
-------------     --------     ------
Beckett Meadows     Austin, TX     ESC IV, LP
---------------     ----------     ----------
Charleston Gardens     Charleston, W. VA     Emeritus Corporation
------------------     -----------------     --------------------
Kingsley Place-Shreveport     Shreveport, LA     Emeritus Corporation
-------------------------     --------------     --------------------
Silverleaf Manor     Meridian, MS     Emeritus Corporation
----------------     ------------     --------------------
Pines of Goldsboro     Goldsboro, NC     Emeritus Corporation
------------------     -------------     --------------------
Loyalton of Rockford     Rockford, IL     Emeritus Corporation
--------------------     ------------     --------------------
Creekside     Plano, TX     ESC IV, LP
---------     ---------     ----------
Heritage Hills     Columbus, GA     Emeritus Corporation.
--------------     ------------     ---------------------
Oak Hollow     Bedford, TX     ESC IV, LP
----------     -----------     ----------
Pine Meadow     Hattiesburg, MS     Emeritus Corporation
-----------     ---------------     --------------------
Pinehurst     Tyler, TX     ESC IV, LP
---------     ---------     ----------
Stonebridge     Dallas, TX     ESC IV, LP
-----------     ----------     ----------
Austin Gardens     Lodi, CA     Emeritus Corporation
--------------     --------     --------------------
Desert Springs     El Paso, TX     ESC IV, LP
--------------     -----------     ----------

13414.10     Schedule 2-1
                                   SCHEDULE 2

           FACILITY INFORMATION: NAME, LOCATION, BUSINESS, UNITS/BEDS,
                             LEASE COMMENCEMENT DATE



FACILITY NAME     LOCATION     UNITS/BEDS     BUSINESS     LEASE COMMENCEMENT
-------------     --------     ----------     --------     ------------------
DATE
----
Beckett Meadows     Austin, TX     72     Assisted Living     April 1, 2004
---------------     ----------     --     ---------------     -------------
Charleston Gardens     Charleston, W. VA     96     Assisted Living     April 1,
------------------     -----------------     --     ---------------     --------
2004
----
Kingsley Place-Shreveport     Shreveport, LA     80     Assisted Living
-------------------------     --------------     --     ---------------
April 1, 2004
-------------
Silverleaf Manor     Meridian, MS     98     Assisted Living     April 1, 2004
----------------     ------------     --     ---------------     -------------
Pines of Goldsboro     Goldsboro, NC     99     Assisted Living     April 1,
------------------     -------------     --     ---------------     --------
2004
----
Loyalton of Rockford     Rockford, IL     97     Assisted Living     April 1,
--------------------     ------------     --     ---------------     --------
2004
----
Creekside     Plano, TX     30/56     Alzheimer     April 1, 2004
---------     ---------     -----     ---------     -------------
Heritage Hills     Columbus, GA     30/56     Alzheimer     April 1, 2004
--------------     ------------     -----     ---------     -------------
Oak Hollow     Bedford, TX     30/56     Alzheimer     April 1, 2004
----------     -----------     -----     ---------     -------------
Pine Meadow     Hattiesburg, MS     30/56     Alzheimer     April 1, 2004
-----------     ---------------     -----     ---------     -------------
Pinehurst     Tyler, TX     30/56     Alzheimer     April 1, 2004
---------     ---------     -----     ---------     -------------
Stonebridge     Dallas, TX     30/56     Alzheimer     April 1, 2004
-----------     ----------     -----     ---------     -------------
Austin Gardens     Lodi, CA     30/56     Alzheimer     April 1, 2004
--------------     --------     -----     ---------     -------------
Desert Springs     El Paso, TX     30/56     Alzheimer     April 1, 2004
--------------     -----------     -----     ---------     -------------

13414.10     Schedule 3-1
                                   SCHEDULE 3
                      EXCEPTIONS TO INSURANCE REQUIREMENTS

13414.10     -2-
========

13414.10
                                  MASTER LEASE

                                     BETWEEN

                       NATIONWIDE HEALTH PROPERTIES, INC.,
                             A MARYLAND CORPORATION;
                    NH TEXAS PROPERTIES LIMITED PARTNERSHIP,
                        A TEXAS LIMITED PARTNERSHIP; AND
                              MLD PROPERTIES, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                           COLLECTIVELY, AS "LANDLORD"

                                       AND
                 EMERITUS CORPORATION, A WASHINGTON CORPORATION;
                                       AND
                  ESC IV, LP, A WASHINGTON LIMITED PARTNERSHIP,
                                   AS "TENANT"


                             DATED:  MARCH 31, 2004

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

                                13414.10     -i-
                                ========     ---

1.     Term     2
2.     Rent     2
2.1     Initial Term Rent     2
2.2     Landlord's Investment; Rent Adjustments     3
2.3     Renewal Term Rent     3
2.4     Rent Caps and Floor     3
2.5     Payment Terms     4
2.6     Absolute Net Lease     4
2.7     Transaction Fee and Expense Reimbursement     4
3.     Late Charges     5
4.     Security Deposit; Collateral for Lease Obligations     5
5.     Taxes and Other Charges     7
5.1     Protests     7
5.2     Impounds     8
6.     Insurance     8
6.1     Requirements     8
6.2     Exceptions to Insurance Requirements     9
6.3     Reimbursement of Landlord's Costs     10
6.4     Determination of Commercial Reasonableness     10
7.     Use, Regulatory Compliance and Preservation of Business     11
7.1     Permitted Use; Qualified Care     11
7.2     Regulatory Compliance     11
7.3     Preservation of Business     12
8.     Acceptance, Maintenance, Upgrade, Alteration and Environmental     12
8.1     Acceptance "AS IS"; No Liens     12
8.2     Tenant's Maintenance Obligations     13
8.3     Upgrade Expenditures     13
8.4     Alterations by Tenant     14
8.5     Hazardous Materials     14
9.     Tenant Property and Security Interest     15
9.1     Tenant Property     15
9.2     Landlord's Security Interest and Financing Statements     16
10.     Financial, Management and Regulatory Reports     16
11.     Representations and Warranties     17
12.     Events of Default     17
13.     Remedies     18
13.1     General     19
13.2     Receivership     19
13.3     Remedies Cumulative; No Waiver     19
13.4     Performance of Tenant's Obligations     20
14.     Provisions on Termination     20
14.1     Surrender of Possession     20
14.2     Removal of Tenant Personal Property     21
14.3     Management of Premises     21
14.4     Holding Over     21
14.5     Survival     22
15.     Certain Landlord Rights     22
15.1     Entry and Examination of Records     22
15.2     Grant Liens     22
15.3     Estoppel Certificates     22
15.4     Conveyance Release     23
16.     Assignment and Subletting     23
17.     Damage by Fire or Other Casualty     23
18.     Condemnation     24
19.     Indemnification     25
20.     Disputes     25
21.     Notices     25
22.     Miscellaneous     26
23.     Collateral for Other Leases     27
24.     Leverage Covenant     27

EXHIBITS:
EXHIBIT A          LEGAL DESCRIPTIONS
EXHIBIT B          LANDLORD PERSONAL PROPERTY
EXHIBIT C          FAIR MARKET VALUE
EXHIBIT D          CERTAIN DEFINITIONS
EXHIBIT E          FINANCIAL, MANAGEMENT AND REGULATORY REPORTS
EXHIBIT F          PERMITTED SECTION 7.3 FACILITIES
EXHIBIT G          SCHEDULE OF RELATED FACILITIES
EXHIBIT H          SCHEDULE OF MANDATORY REPAIRS
SCHEDULE 1A     LANDLORD ENTITIES
SCHEDULE 1B     TENANT ENTITIES
SCHEDULE 2          FACILITY INFORMATION: BUSINESS, UNITS/BEDS, ETC.
SCHEDULE 3          EXCEPTIONS TO INSURANCE REQUIREMENTS

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Table of Contents/Authorities.




As adjusted annually for increases in the CPI since the commencement of the tenth (10
As of April 1, 2004, Related Leases have not been entered into with respect to
the facilities marked with a ** hereinabove.   Landlord and Tenant hereby agreed
to update this schedule from time to time to reflect the subsequent execution
and delivery of each Related Lease.13414.10     -27-
13414.10     -1-
                                  MASTER LEASE
                                  ------------
     This "MASTER LEASE" is entered into as of March 31, 2004 to be effective as of April 1, 2004 (the "EFFECTIVE DATE") among the ENTITIES LISTED ON SCHEDULE 1A
                                                                     -----------
(collectively, "LANDLORD"), and the ENTITIES LISTED ON SCHEDULE 1B
                                                       -----------
(collectively, "TENANT"), for the respective real properties and improvements thereon (each a "FACILITY" and collectively, the "FACILITIES") as set forth on
Schedule 1 and as legally described on Exhibit A and the "LANDLORD PERSONAL
 ---------                             ---------
PROPERTY" associated therewith as described in Exhibit B or as may be acquired
 ---                                           ---------
after the Effective Date (collectively, the "PREMISES"), each used as a licensed healthcare facility of the type described on Schedule 2 (individually as so
                                             ----------
utilized, and collectively, the "BUSINESS").   In consideration of the mutual
covenants, conditions and agreements set forth herein, Landlord hereby leases the Premises to Tenant for the Term upon the terms and conditions provided below. Certain capitalized terms used in this Master Lease are defined on Exhibit D.
     ----
                          RECOGNITION OF MASTER LEASE;
                      IRREVOCABLE WAIVER OF CERTAIN RIGHTS
     Tenant and Landlord each acknowledge and agree that this Master Lease constitutes a single, indivisible lease of the entire Premises, and the Premises constitutes a single economic unit. The Minimum Rent, Additional Rent, other amounts payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to lease the entirety of the Premises as a single and inseparable transaction, and such Minimum Rent, Additional Rent, other amounts and other provisions would have been materially different had the parties intended to enter into separate leases or a divisible lease. Any Event of Default under this Master Lease shall constitute an Event of Default as to the entire Premises.
     Tenant acknowledges and agrees that Landlord is entering into this Master Lease as an accommodation to Tenant. Each of the entities comprising Tenant, in order to induce Landlord to enter into this Master Lease, to the extent permitted by law:
A. Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Section are true, correct and complete;
B. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a new and de novo lease, separate and distinct from any other lease between any of the entities comprising Tenant and any of the entities comprising Landlord that may have existed prior to the date hereof;
C. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a single lease pursuant to which the collective Premises are demised as a whole to Tenant;
D. Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Master Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee, or any other party, be selectively or individually assumed, rejected or assigned;
E. Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C.
365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume, reject or assign the multiple leases comprising this Master Lease following a determination or finding in the nature of that described in the foregoing Section D.
     TERM.  The "TERM" of this Master Lease is the Initial Term plus all Renewal
     ----
     Terms, and, except as otherwise provided herein, a "LEASE YEAR" is the twelve (12) month period commencing on April 1 of each year of the Term; provided, however, that with respect to any Facility with a "LEASE COMMENCEMENT DATE", as set forth in Schedule 2, after April 1, 2004, the first Lease Year with respect to such Facility shall be the period from the applicable Lease Commencement Date set forth in Schedule 2 to March 31, 2005. The "INITIAL TERM" commences as to each of the Facilities on the applicable Lease Commencement Date and ends on March 31, 2019, and may be extended for three (3) separate "RENEWAL TERMS" of five (5) years each if: (A) at least twelve (12), but not more than twenty-four (24) months prior to the end of the then current Term, Tenant delivers to Landlord a "RENEWAL NOTICE" that it desires to exercise its right to extend this Master Lease for one (1) Renewal Term; (B) there is no Event of Default hereunder or under the Related Leases (as hereinafter defined) on the date Landlord receives the Renewal Notice (the "EXERCISE DATE") or on the last day of the then current Term; and (C) the Minimum Rent for the Renewal Term is determined pursuant to Section 2.3 within ninety (90) days after the Exercise
                       -----------
Date; and (D) Tenant concurrently delivers a Renewal Notice to Landlord in compliance with the terms and conditions of those certain leases (the "RELATED LEASES") which may now or hereafter be entered into between Landlord and/or its Affiliate, as landlord, and Tenant and/or its Affiliate, as tenant, with respect to the health care facilities described on Exhibit G attached hereto (each a
                                           ---------
"RELATED FACILITY" and collectively, the "RELATED FACILITIES").
     RENT.  During the Term, Tenant shall pay Landlord "RENT" consisting of
     ----
"MINIMUM RENT" plus "ADDITIONAL RENT" determined as provided in this Section 2;
                                                                     ---------
provided, the Rent for any Lease Year shall not be less than ONE HUNDRED PERCENT
     (100%) of the Rent for the previous Lease Year. The Rent for any month that begins or ends on other than the first or last day of a calendar month shall be prorated based on actual days elapsed.
INITIAL TERM RENT.  During the Initial Term, "MINIMUM RENT" per Lease Year is
-----------------
equal to the Landlord's Investment (as defined below) multiplied by NINE PERCENT
--
(9.0%). Commencing with the second (2nd) Lease Year and continuing thereafter during the Term (excluding the first Lease Year of any Renewal Term), Tenant agrees to pay "ADDITIONAL RENT" to Landlord monthly in advance together with the payment of Minimum Rent. Such Additional Rent (which shall be expressed as an annual amount but shall be payable in equal monthly installments) shall be equal to the sum of (I) the Additional Rent for the immediately preceding Lease Year and (II) the product of the Minimum Rent and Additional Rent due for the immediately preceding Lease Year and the lesser of (A) three percent (3.0%), or
(B) a percentage equal to four (4) times the percentage increase (the "CPI INCREASE") in the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Wage Earners and Clerical Workers, United States Average, Subgroup "All Items" (1982 - 1984 = 100) (the "CPI"). In no event shall the CPI Increase be a negative number. The applicable CPI Increase shall be calculated annually for each Lease Year by comparing the CPI in effect on the first calendar day of the Lease Year for which Additional Rent is being calculated to the first calendar day of the immediately preceding Lease Year. LANDLORD'S INVESTMENT; RENT ADJUSTMENTS.
---------------------------------------
  As used herein, "LANDLORD'S INVESTMENT" in the Premises shall mean Eighty-Three Million Nine Hundred Eighty-One Thousand Six Hundred Five Dollars ($83,981,605), plus any amount for Alterations advanced by Landlord pursuant to
Section 8.4, plus any other amount that, in accordance with any other term or
-----------
provision of this Master Lease, is to be added to Landlord's Investment, and
--
minus any net award paid to Landlord for a Partial Taking or Complete Taking
--
pursuant to Section 18, minus any insurance proceeds paid to and retained by
--
Landlord as a result of any casualty, minus any other net capital proceeds
--
received by Landlord for any portion of the Premises sold or conveyed, as to any
--
portion of the Premises for which this Master Lease is terminated during the Term in accordance with its terms, and minus any other amount that, in accordance with any other term of provision of this Master Lease, is to be subtracted from Landlord's Investment. Solely for purposes of the provisions of this Master Lease which require adjustments to the Rent due hereunder as a result of the termination of this Master Lease as to less than all of the Facilities, the Landlord's Investment shall be allocated among the Facilities in the manner set forth in Schedule 1A, as the same may be amended from time to time to reflect the addition of Facilities covered by this Master Lease or changes in the Landlord's Investment from that calculated as of the Effective Date.
Concurrently with any increase or decrease in Landlord's Investment during the Term as described in Section 2.2(a), the Minimum Rent and Additional Rent then
                     --------------
due and payable for the balance of the applicable Lease Year and Term shall be recalculated and reset based on the adjusted Landlord's Investment.
RENEWAL TERM RENT.  To establish a fair market Minimum Rent for the Premises
-----------------
during the Renewal Terms, the Minimum Rent for each Renewal Term shall be reset
---
and expressed as an annual amount equal to the greater of (A) the total of the Minimum Rent and Additional Rent due for the last Lease Year of the immediately preceding Term, multiplied by ONE HUNDRED THREE PERCENT (103.0%), or (B) the product of: (I) the "FAIR MARKET VALUE" of the Premises on the Exercise Date as established pursuant to Exhibit C, and (II) a percentage equal to fifty percent
                        ---------
(50%) of the sum of (A) the immediately preceding twenty (20) day trading average of the Ten (10) Year U.S. Treasury Notes plus five hundred fifty (550) basis points, plus (B) the immediately preceding twenty (20) day average dividend yield on the common stock of Nationwide Health Properties, Inc. ("NHP") plus two hundred (200) basis points. Commencing with the second (2nd) Lease Year and continuing thereafter during each Renewal Term, "ADDITIONAL RENT" shall be due and payable and calculated as provided in Section 2.1.
                                                 -----------
RENT CAPS AND FLOORS.
--------------------
     Notwithstanding any of the other terms of this Master Lease, in no event shall the Minimum Rent in the first (1st) Lease Year of any Renewal Term exceed ONE HUNDRED FIFTEEN PERCENT (115%) of the Minimum Rent due for the last Lease Year of the Initial Term or preceding Renewal Term, as the case may be.
     Notwithstanding any of the other terms of this Master Lease, in no event shall the Minimum Rent in the first (1st) Lease Year of any Renewal Term be less than ONE HUNDRED THREE PERCENT (103%) of the Minimum Rent due for the last Lease Year of the Initial Term or preceding Renewal Term, as the case may be.
PAYMENT TERMS.  All Rent and other payments to Landlord shall be paid by WIRE
-------------
TRANSFER OR ACH (AUTOMATED CLEARING HOUSE) ONLY.  Minimum Rent and Additional
--
Rent shall be paid in advance in equal monthly installments on or before the
--
tenth (10th) day of each calendar month.
--
ABSOLUTE NET LEASE.  All Rent payments shall be absolutely net to Landlord, free
------------------
of any and all Taxes, Other Charges, and operating or other expenses of any kind whatsoever, all of which shall be paid by Tenant. Tenant shall continue to perform its obligations under this Master Lease even if Tenant claims that it has been damaged by Landlord. Thus, Tenant shall at all times remain obligated under this Master Lease without any right of set-off, counterclaim, abatement, deduction or reduction of any kind. Tenant's sole right to recover damages against Landlord under this Master Lease shall be to prove such damages in a separate action.
TRANSACTION FEE AND EXPENSE REIMBURSEMENT.
-----------------------------------------

     (A) In consideration for Landlord's agreement to acquire the Premises and lease the Facilities to Tenant pursuant to the terms of this Master Lease, Tenant agrees to: (I) pay to Landlord, as of the Effective Date (or on the Lease Commencement Date, with respect to any Facility or Related Facility with a Lease Commencement Date after April 1, 2004), a transaction fee equal to ONE PERCENT (1.0%) of Landlord's Investment (calculated as of the Effective Date, with respect to those Facilities or Related Facilities with a Lease Commencement Date of April 1, 2004 and, as of the applicable Lease Commencement Date for increases in Landlord's Investment relating to any Facility or Related Facility with a Lease Commencement Date after April 1, 2004) and the Transaction Cost Advances (as hereinafter defined) (the "TRANSACTION FEE"), and (II) reimburse Landlord for all of the costs and expenses incurred by Landlord in connection with the acquisition of the Premises and the Related Facilities and the execution and delivery of this Master Lease and the Related Leases, including, without limitation, legal fees, title insurance costs and expenses, documentary transfer taxes, loan assumption fees and expenses, mortgage registration fees and the costs for any appraisals, market studies, property inspection reports, ALTA surveys, environmental assessment reports and other due diligence materials relating to the Facilities and the Related Facilities (collectively, "TRANSACTION COSTS OF LANDLORD"). At least two (2) business days prior to the Effective Date, Landlord shall provide Tenant with an estimate of the Transaction Costs of Landlord and such amount shall be due and payable from Tenant to Landlord as of the Effective Date. Within thirty (30) days thereafter, Landlord shall provide Tenant with a reasonably detailed supplemental written report summarizing any additional Transaction Costs of Landlord. Such additional costs, together with an amount equal to 1% of such amount to cover the applicable Transaction Fee, shall be due from Tenant to Landlord within ten (10) days of Landlord's written request therefor. Within sixty (60) days following the Effective Date, Landlord shall provide Tenant with a detailed written summary and supporting documentation of the actual Transaction Costs of Landlord (the "FINAL COST REPORT"). In the event that the estimated amount paid by Tenant is less than the actual Transaction Costs of Landlord, Tenant shall remit such shortfall, together with an amount equal to 1% of such amount to cover the applicable Transaction Fee, to Landlord within ten
(10) days of Landlord's written request therefor. If the estimated amount paid by Tenant is greater than the actual Transaction Costs of Landlord, Landlord shall pay such excess, plus an amount equal to 1% of such excess as reimbursement of the overpaid Transaction Fee, to Tenant within ten (10) days following Landlord's delivery of the Final Cost Report. Notwithstanding the foregoing, in no event shall the Transaction Fee payable by Tenant hereunder exceed one percent (1%) of the sum of (X) Landlord's Investment (calculated as of the Effective Date, with respect to those Facilities or Related Facilities with a Lease Commencement Date of April 1, 2004 and, as of the applicable Lease Commencement Date for increases in Landlord's Investment relating to any Facility or Related Facility with a Lease Commencement Date after April 1,
2004), and (Y) the Transaction Cost Advances made by Landlord and/or its Affiliate to Tenant and/or its Affiliate pursuant to this Master Lease or any of the Related Leases.

     (B) Landlord shall advance up to TWO MILLION DOLLARS ($2,000,000) to Tenant for the payment of the amounts due from Tenant under the provisions of
Section 2.7(a) above (the "TRANSACTION COST ADVANCE").  As of the Effective
  ------------
Date, Landlord shall advance ONE MILLION FIVE HUNDRED EIGHTY THOUSAND DOLLARS
  --
($1,580,000) of the Transaction Cost Advance. The remainder of the Transaction Cost Advance shall be equitably advanced by Landlord to Tenant on a prorated basis concurrently with any subsequent acquisition of a Related Facility by Landlord. The Transaction Costs Advance, or so much thereof as may from time to time have been advanced by Landlord to Tenant, shall accrue supplemental rent (the "SUPPLEMENTAL RENT") at the rate of TWELVE PERCENT (12.0%) per annum during the first Lease Year and TWELVE AND ONE-HALF PERCENT (12.5%) per annum thereafter. Such Supplemental Rent shall be due and payable on a monthly basis together with the payment of Minimum Rent. The Transaction Cost Advance, together with any unpaid Supplemental Rent thereon, shall be all due and payable to NHP on the last day of the second Lease Year. From and after the expiration of the sixth month of the Initial Term, Tenant shall be entitled to prepay the Transaction Cost Advance, in whole or in part, at any time without incurring any prepayment charge or penalty. Accordingly, for purposes hereof any references herein to the Transaction Cost Advance shall mean the then outstanding balance thereof.
     LATE CHARGES.  The late payment of Rent, Supplemental Rent or other amounts
     ------------
     due will cause Landlord to lose the use of such money and incur administrative and other expenses not contemplated under this Master Lease. While the exact amount of the foregoing is extremely difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Landlord, if any Rent, Supplemental Rent or other amount is not paid within (A) two (2) days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand a LATE CHARGE equal to FIVE PERCENT (5%) of such delinquent amounts, and (B) five (5) days after the due date for such payment, such unpaid amount shall ACCRUE INTEREST from such date at the "AGREED RATE" of FIVE PERCENT (5%) PLUS THE PRIME RATE of interest then charged by Wells Fargo Bank, N.A., San Francisco, CA.
     SECURITY DEPOSIT; COLLATERAL FOR LEASE OBLIGATIONS.
     --------------------------------------------------

     (A) Subject to the limitations set forth in Section 4(e), in the event that at any time following the sixth (6th) month of the Initial Term the Rent Coverage Ratio is less than the Applicable Rent Coverage Ratio set forth below, Tenant shall make deposits to Landlord pursuant to Section 4(b) until such time
                                                   ------------
as the total amount of the deposits is equal to three (3) times the monthly Minimum Rent and Additional Rent then due from Tenant to Landlord (the "SECURITY DEPOSIT"). As used herein, the "APPLICABLE RENT COVERAGE RATIO" means:

     Period of Determination               Applicable Rent Coverage Ratio
     -----------------------               ------------------------------

     7th through 12th months of Initial Term                   1.10 to 1
     13th through 18th months of Initial Term                   1.20 to 1
     19th through 24th months of Initial Term                   1.25 to 1
     After the 24th month of Initial Term                        1.30 to 1

     (B)     The monthly deposits to be made by Tenant in accordance with
Section 4(a) above shall be due on the tenth (10th) day of each calendar month
      ------
in which the actual Rent Coverage Ratio fails to equal or exceed the Applicable Rent Coverage Ratio described above. Such monthly deposits shall be equal to five percent (5%) of the gross revenues generated by the Facilities for the calendar month immediately preceding the date of determination.

     (C) "RENT COVERAGE RATIO" means, as of the date of determination, the ratio of (I) the EBITDARM for the immediately preceding two calendar quarters, minus (A) an assumed management fee equal to five percent (5%) of the gross revenues generated during such two calendar quarters, and (B) the sum of ONE HUNDRED TWENTY-FIVE DOLLARS ($125), multiplied by the aggregate number of licensed dementia care beds and assisted living units in all of the Facilities and the Related Facilities, to (II) the total amount of the Minimum Rent and Additional Rent due for the immediately preceding two calendar quarters pursuant to the terms of this Master Lease and the Related Leases. As used herein, "EBITDARM" means, for any period of determination, the net income (or loss) of Tenant for such period to the extent derived from the operation of the Facilities and the Related Facilities, adjusted to add thereto, to the extent allocable to the Facilities and the Related Facilities, without duplication, any amounts deducted in determining such net income (or loss) for (V) interest expense, (W) income tax expense, (X) depreciation and amortization expense, (Y) rental expense, and (Z) management fee expense, in each case determined in conformity with generally accepted accounting principles, consistently applied.

     (D) Landlord may apply the Security Deposit, in whole or in part, against any Event of Default, or may use such amounts for any other purpose allowed under applicable law following the occurrence and during the continuance of an Event of Default. If Landlord so applies all or any portion of the Security Deposit, Tenant shall, within five (5) days of such application by Landlord and without the requirement of notice or demand by Landlord, make a cash deposit to Landlord in an amount sufficient to restore the Security Deposit to the amount on deposit with Landlord immediately prior to the application of such funds by Landlord.

     (E)     Notwithstanding the provisions of Sections 4(a) and (b) above, in
                                               ---------------------
the event that (I) Tenant has made monthly deposits to Landlord that equal or exceed one and one-half (1 ) times the monthly Minimum Rent and Additional Rent then due from Tenant to Landlord, and (II) the Rent Coverage Ratio subsequently equals or exceeds 1.5 to 1 for two (2) consecutive calendar quarters, the maximum amount of the Security Deposit due from Tenant to Landlord, shall be reduced to one and one-half (1 ) times the monthly Minimum Rent and Additional Rent then due from Tenant to Landlord. Upon the occurrence of such event, Landlord shall remit any excess amounts then on deposit to Tenant (the "RELEASED AMOUNT") within ten (10) days following Tenant's delivery of satisfactory evidence to Landlord that the Rent Coverage Ratio was equal to or greater than
1.5 to 1 for the two (2) immediately preceding calendar quarters. Notwithstanding the foregoing, if the Rent Coverage Ratio subsequently declines to less than 1.5 to 1: (i) but is equal to or greater than the Applicable Rent Coverage Ratio, Tenant shall be entitled to retain the Released Amount or (ii) and is less than the Applicable Rent Coverage Ratio, then the Released Amount shall be returned by Tenant to Landlord within ten (10) days of the date of determination and held by Landlord as a portion of the Security Deposit then due under the terms of this Master Lease and Tenant shall be required to reinstate the Security Deposit to the amount required by Section 4(a) in accordance with the payment provisions of Section 4(b).
     TAXES AND OTHER CHARGES.  At the commencement and end of the Term, all
     -----------------------
Taxes and Other Charges shall be prorated. Landlord shall promptly forward to Tenant copies of all bills and payment receipts for Taxes or Other Charges received by it. Subject to Landlord's obligations to make payments from the impound deposits made by Tenant pursuant to Section 5.2 below, Tenant shall pay
                                            -----------
and discharge (including the filing of all required returns), prior to delinquency or imposition of any fine, penalty, interest or other cost ("PENALTY") (excluding any Penalty payable by Landlord pursuant to Section 5.2
                                                                   -----------
below), (A) "TAXES", consisting of any property (real and personal) and other taxes and assessments levied or assessed with respect to this Master Lease, any portion of the Premises or Landlord, with respect to the Premises [including, without limitation, any state or county occupation tax, transaction privilege, franchise taxes, business privilege, rental tax (including, without limitation, any rental tax that may at any time be imposed by the State of Georgia) or other excise taxes, and other assessments levied or assessed against the Premises, Tenant's interest therein or Landlord (with respect to this Master Lease and/or the Premises, but excluding any local, state or federal income tax based upon the net income of Landlord and any transfer tax or stamps for its transfer of any interest in any portion of the Premises to any Person other than Tenant or any of its Affiliates)], and (B) "OTHER CHARGES", consisting of any utilities and other costs and expenses of the Business or any portion of the Premises and all other charges, obligations or deposits assessed against any portion of the Premises during the Term. Tenant may pay the foregoing in permitted installments (whether or not interest accrues on the unpaid balance) when due and before any Penalty. Within thirty (30) days of its receipt of Landlord's written notice of payment from a source other than the amounts impounded by Tenant with Landlord pursuant to Section 5.2, Tenant shall pay Landlord an amount equal to any Taxes or Penalty that Landlord at any time is assessed or otherwise becomes responsible and for which Tenant is liable under this Master Lease, whether arising from the sole liability of Landlord or the joint liability of the parties.
PROTESTS.  Tenant has the right, but not the obligation, in good faith to
--------
protest or contest (a "PROTEST") in whole or in part (A) the amount or payment
------
of any Taxes or Other Charges and (B) the existence, amount or validity of any Lien (as defined in Section 8.1) by appropriate proceedings sufficient to
-                   -----------
prevent its collection or other realization and the sale, forfeiture or loss of any portion of the Premises or Rent to satisfy it (so long as it provides Landlord with reasonable security to assure the foregoing). Tenant shall diligently prosecute any such Protest at its sole cost and expense and pay such Taxes, Other Charges or Lien before the imposition of any Penalty. Landlord will cooperate fully in any Protest that involves an amount assessed against it. IMPOUND. Tenant shall include with each Minimum Rent payment a deposit of
-------
ONE-TWELFTH (1/12TH) of the amount required to discharge the annual amount of
-----
real property Taxes secured by a Lien encumbering any portion of the Premises as
--
and when they become due. The deposits shall not bear interest nor be held by Landlord in trust or as an agent of Tenant, but rather shall be applied to the payment of the related obligations. Provided that the impound deposits are then sufficient for payment of the applicable obligations, (A) the amounts held by Landlord shall be applied by Landlord directly to the payment of the related obligations in a timely fashion and prior to the imposition of any Penalty, and
(B) if any Penalty results from Landlord's failure to timely make any such payment, such Penalty shall be borne by Landlord. If at any time within thirty
(30) days prior to the due date the deposits shall be insufficient for the payment of the obligation in full, Tenant shall within ten (10) days after demand deposit the deficiency with Landlord. If deposits are in excess of the actual obligation, the required monthly deposits for the ensuing Lease Year shall be reduced proportionately and any such excess at the end of the final Lease Year shall be refunded to Tenant within thirty calendar (30) days so long as Tenant there is not then outstanding an Event of Default under this Master Lease. Tenant shall forward to Landlord or its designee all Tax bills, bond and assessment statements as soon as they are received. If Landlord transfers this Master Lease, it shall transfer all such deposits to the transferee, and Landlord shall thereafter have no liability of any kind with respect thereto.
     INSURANCE.
     ---------
     6.1     REQUIREMENTS.  All insurance provided for in this Master Lease
             ------------
shall (I) be maintained under valid and enforceable policies issued by insurers licensed and approved to do business in the state(s) where the applicable Facility or portion of the Premises is located and having general policyholders and financial ratings of not less than "A" and "XII", respectively, in the then current Best's Insurance Report, (II) name Landlord as an additional insured and, for the casualty policy referenced in Section 6.1, as the owner and loss
                                           -----------
payable beneficiary, (III) be on an "occurrence" basis, (IV) cover all of Tenant's operations at the applicable Facility or portion of the Premises, (V) provide that the policy may not be canceled except upon not less than thirty
(30) days prior written notice to Landlord and (VI) be primary and provide that any insurance with respect to any portion of the Premises maintained by Landlord is excess and noncontributing with Tenant's insurance. The parties hereby waive as to each other all rights of subrogation which any insurance carrier, or either of them, may have by reason of any provision in any policy issued to them, provided such waiver does not thereby invalidate such policy.
Satisfactory insurer certificates evidencing the existence of the insurance required by this Master Lease and showing the interest of Landlord shall be provided to it prior to the commencement of the Term or, for a renewal policy, prior to the expiration date of the policy being renewed. If required by Landlord's lender in writing, Tenant shall provide Landlord with a complete copy of the related policy within twenty (20) days of Landlord's written request therefor. If requested by Landlord, Tenant shall permit representatives of Landlord, upon not less than seventy-two (72) hours notice, to review a complete copy of the applicable insurance policy at the principal business office of Tenant. Provided that Landlord agrees to maintain the confidentiality of the terms thereof, Landlord shall be entitled to copy such portions of the applicable insurance policy as may be reasonably necessary to Landlord as the fee owner of the Premises. Tenant shall maintain the following insurance and any claims thereunder shall be adjudicated by and at the expense of it or its insurance carrier:
     FIRE AND EXTENDED COVERAGE with respect to each Facility against loss or damage from all causes under standard "all risk" property insurance coverage with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), without exclusion for fire, lightning, windstorm, explosion, smoke damage, vehicle damage, sprinkler leakage, flood, vandalism, earthquake, malicious mischief or any other risks normally covered under an extended coverage endorsement, in amounts that are not less than the actual replacement value of such Facility and all Tenant Personal Property associated therewith (including the cost of compliance with changes in zoning and building codes and other laws and regulations, demolition and debris removal and increased cost of construction);
COMMERCIAL GENERAL PUBLIC LIABILITY COVERAGE with respect to each Facility (including products liability and broad form coverage) against claims for bodily injury, death or property damage occurring on, in or about such Facility, affording the parties protection of not less than Five Million Dollars ($5,000,000) for bodily injury or death to any one person, not less than Ten Million Dollars ($10,000,000) for any one accident, and not less than One Million Dollars ($1,000,000) for property damage;
PROFESSIONAL LIABILITY COVERAGE with respect to each Facility for damages for injury, death, loss of service or otherwise on account of professional services rendered or which should have been rendered, in a minimum amount of Five Million Dollars ($5,000,000) per claim and Ten Million Dollars ($10,000,000) in the aggregate;
WORKER'S COMPENSATION COVERAGE with respect to each Facility for injuries sustained by Tenant's employees in the course of their employment and otherwise consistent with all applicable legal requirements;
BOILER AND PRESSURE VESSEL COVERAGE with respect to each Facility on any fixtures or equipment which are capable of bursting or exploding, in an amount not less than Five Million Dollars ($5,000,000) for resulting damage to property, bodily injury or death and with an endorsement for boiler business interruption insurance;
BUSINESS INTERRUPTION AND EXTRA EXPENSE COVERAGE with respect to each Facility for loss of rental value for a period not less than one (1) year; and
     DEDUCTIBLES/SELF-INSURED RETENTIONS for the above policies shall not be greater than Fifty Thousand Dollars ($50,000), and Landlord shall have the right at any time to require a lower such amount or set higher policy limits, to the extent commercially available and reasonable and customary for similar properties.

     6.2     EXCEPTIONS TO INSURANCE REQUIREMENTS.  Tenant has advised Landlord
             ------------------------------------
that, to the extent described on Schedule 3, it is not in compliance as of the
                                 ----------
Effective Date with the requirements set forth in Section 6.1.  Tenant
                                                  -----------
nonetheless represents and warrants to Landlord that the policies of insurance (including the deductible or self-insured retention provisions thereof) and risk management programs that Tenant has in effect as of the Effective Date are, and as may be in effect at any time during the Term will be, consistent with custom, practice and prudent management standards in the business and industry in which Tenant is engaged. As and when insurance meeting the requirements set forth in
Section 6.1 becomes generally available to operators of assisted living
-----------
facilities and alzheimer's care facilities owned by institutional landlords and
--------
similar to the Facilities at commercially reasonable rates, as jointly determined by Landlord and Tenant in their respective reasonable judgment, Tenant shall purchase and maintain such insurance. Tenant's non-compliance with the requirements of Section 6.1 shall not give rise to an Event of Default so
                    -----------
long as (I) no other Event of Default then exists, (II) such non-compliance is limited to the matters described on Schedule 3, as it may be amended from time
                                    ----------
to time during the Term with the consent of Landlord in its sole discretion,
(III) the representations and warranties set forth in this Section 6.2 remain
                                                           -----------
true, correct and complete in all respects, and (IV) Tenant is in compliance with the other covenants contained in this Section 6.2 and Section 6.3.
                                           -----------     -----------
Notwithstanding anything to the contrary set forth herein, if any insurance provided by Tenant in accordance with Schedule 3 provides for coverage on a
                                      ----------
"claims-made" basis, every "claims made" renewal or replacement policy shall continue to show the first date of claims made coverage as of the Lease Commencement Date, or a date prior thereto, as its prior acts/retroactive or continuity date. Furthermore, if any "claims made" policy is cancelled or non-renewed, and not replaced by an "occurrence" policy with "full prior acts", Tenant will purchase an "Extended Reporting Provision Option" (i.e., tail coverage), for a minimum of two (2) years, and if any "claims made" policy is subsequently replaced by an "occurrence" policy, Tenant agrees that said "occurrence" policy will contain a "full prior acts" provision.

     6.3     REIMBURSEMENT OF LANDLORD'S INSURANCE COSTS.  During any Lease Year
             -------------------------------------------
or portion thereof in which Tenant is not in compliance with the provisions of
Section 6.1 (without consideration of the effect of Section 6.2), Tenant shall
 ----------                                         -----------
reimburse Landlord, within ten (10) days of Landlord's demand therefor, for the costs of the premiums of the general liability and environmental insurance policies maintained by Landlord, or contributions to self-insurance in lieu thereof, in connection with the Premises, which amount shall not exceed in any Lease Year the sum of eleven cents ($.11) multiplied by the total square footage of the Facilities located on the Premises (as adjusted at the end of each Lease Year for increases since the Effective Date in the CPI). Tenant shall have no right to receive any proceeds or other benefits from any such insurance. For purposes of this Section 6.3, Tenant shall not be in compliance with Section 6.1
                 -----------                                         -----------
(without consideration of the effect of Section 6.2) at any such time that any
                                        -----------
insurance required hereunder is provided to Tenant by or through a "captive" insurance company.

     6.4     DETERMINATION OF COMMERCIAL REASONABLENESS.  In the event that
             ------------------------------------------
Landlord and Tenant are unable to agree on any matter in this Section 6 requiring a determination of commercial reasonableness, such determination shall be made by a reputable insurance company, consultant or expert (an "Insurance Arbitrator") with experience in the assisted living/alzheimer's care insurance industry as mutually identified by Landlord and Tenant in the exercise of their reasonable judgment. As a condition to a determination of commercial reasonableness with respect to any particular matter, the Insurance Arbitrator shall be capable of providing, procuring or identifying particular policies or coverages that would be available to Tenant and would satisfy the requirement in issue. The determinations made by any such experts shall be binding on Landlord and Tenant for purposes of Section 6, and the costs, fees and expenses of the
                           ---------
same shall be shared equally by Tenant and Landlord. If Tenant and Landlord are unable to mutually agree upon an Insurance Arbitrator, each party shall within ten (10) days after written demand by the other select one Insurance Arbitrator. Within ten (10) days of such selection, the Insurance Arbitrators so selected by the parties shall select a third (3rd) Insurance Arbitrator who shall be solely responsible for rendering a final determination of commercial reasonableness.
If either party fails to select an Insurance Arbitrator within the time period set forth above, the Insurance Arbitrator selected by the other party shall alone render the final determination of commercial reasonableness in accordance with the foregoing provisions and such final determination shall be binding upon the parties. If the Insurance Arbitrators selected by the parties are unable to agree upon a third (3rd) Insurance Arbitrator within the time period set forth above, either party shall have the right to apply at Tenant's and Landlord's joint expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises are located to name the third (3rd) Insurance Arbitrator.
     USE, REGULATORY COMPLIANCE AND PRESERVATION OF BUSINESS.
     -------------------------------------------------------
PERMITTED USE; QUALIFIED CARE.  Tenant shall continuously use and occupy each
-----------------------------
Facility from and after the later of the applicable Lease Commencement Date or
--
the date on which the Facility first becomes licensed, as a licensed facility engaged in the respective Business described on Schedule 2 with not less than
-                                               ----------
the applicable number of  units and beds shown on Schedule 2, as the same may be
-                                                 ----------
amended from time to time in accordance with the terms hereof to reflect the addition of Facilities subject to this Master Lease and/or permitted reductions in the capacity of any or all of the Facilities, and for ancillary services relating thereto, but for no other purpose. Landlord acknowledges and agrees that Tenant shall have the right to (A) combine units at any of the Facilities at the request of a resident or to provide for their use by multiple residents, and (B) reduce the licensed beds or units at any Facility having seventy (70) or more units by no more than five (5) units (but not to exceed 5% of the total units at such Facility) in order to enable Tenant to operate special care units at the assisted living facilities and/or to provide other ancillary services at each of the Facilities; provided, however, in no event shall the total
                        --------  -------
reductions in the Facilities and Related Facilities exceed thirty (30) units. Tenant shall not allow the average occupancy of any individual Facility for any trailing three (3) month period to be less than sixty percent (60%). Tenant shall provide care, treatment and services to the residents of each Facility and the Business conducted thereon in a manner consistent with all applicable laws. REGULATORY COMPLIANCE. Tenant, each Facility and the other portions of the
---------------------
Premises shall comply in all material respects with all licensing and other laws
----
and all CC&R's and other use or maintenance requirements applicable to the Business conducted thereon and, to the extent Tenant elects to participate in the same or as may be required by law to serve its resident population, all Medicare, Medicaid and other third-party payor certification requirements, including timely filing properly completed cost and other required reports, timely paying all expenses shown thereon, and ensuring that, to the extent Tenant has elected to participate in the same or as required by law to serve its respective resident population, each Facility continues to be fully certified for participation in Medicare and Medicaid throughout the Term and when they are returned to Landlord, all without any suspension, revocation, decertification or other material limitation. Further, Tenant shall not commit any act or omission that would in any way violate any certificate of occupancy affecting any Facility, result in closure of the Business conducted at any Facility or result in the sale or transfer of all or any portion of any related certificate of need, bed rights or other similar certificate or license. All inspection fees, costs and charges associated with a change of such licensure or certification shall be borne solely by Tenant.
PRESERVATION OF BUSINESS.  Tenant acknowledges that a fair return to Landlord on
------------------------
and protection of its investment in the Premises is dependent, in part, on Tenant's dedication to the Business and the concentration on each Facility of similar businesses of Tenant and its Affiliates in the geographical area of such Facility. Tenant further acknowledges that the diversion of residents or patient care activities from any Facility to other facilities owned or operated by Tenant or its Affiliates at any time during the Term will have a material adverse affect on the value and utility of such Facility. Therefore, Tenant agrees that during the Term and for a period of one (1) year thereafter, neither Tenant nor any of its Affiliates shall, without the prior written consent of
Landlord: (I) operate, own, participate in or otherwise receive revenues from any other business providing services similar to those of the Business of any Facility within a ten (10) mile radius of such Facility; provided, however, the
                                                         --------  -------
foregoing shall not be deemed or construed to apply to the facilities listed on Exhibit F, which Landlord acknowledges are currently owned, leased or managed by
---------
Tenant or its Affiliates or to any facilities acquired by Tenant or its Affiliates after the Effective Date (except during the last three (3) Leases Years of the Initial Term or any applicable Renewal Term unless Tenant has elected to renew this Master Lease for the next applicable Renewal Term), whether by acquisition, lease or management agreement, as part of a transaction or series of related transactions involving three (3) or more facilities, provided that, (A) less than fifty percent (50%) of the facilities involved in any such transaction are located within the area protected by this Section 7.3
                                                                   -----------
and Section 7.3 of each of the Related Leases, and (B) without the prior written consent of Landlord no such transactions may collectively have the affect of allowing Tenant to operate more than five (5) facilities within the area protected by this Section 7.3, or (II) except as is necessary to provide
                  -----------
residents or patients with an alternative level of care or as is otherwise necessary as a result of an admissions ban or non payment of stay or to ensure the health and welfare of other residents of any Facility, (A) recommend or solicit the removal or transfer of any resident or patient from any Facility to any other nursing, health care, senior housing or retirement housing facility or
(B) divert actual or potential residents or patients of the Business conducted at any Facility to any other facilities owned or operated by Tenant or its Affiliates or to facilities from which Tenant or its Affiliates receive any type of referral fees or other compensation for transfers. Tenant further agrees that during the last two (2) years of the Initial Term or any applicable Renewal Term (unless Tenant has elected to renew this Master Lease for the next applicable Renewal Term) and for a period of one (1) year after the expiration or earlier termination of the Term, Tenant shall not employ any management or supervisory personnel working at any Facility for any other business without the consent of Landlord in its reasonable discretion. Notwithstanding the foregoing, unless this Master Lease terminates as a result of an Event of Default by Tenant, the prohibition of employment during the one (1) year period after the expiration or earlier termination of the Term shall not apply to unsolicited personnel who approach Tenant directly and request employment by Tenant.
     ACCEPTANCE, MAINTENANCE, UPGRADE, ALTERATION AND ENVIRONMENTAL.
     --------------------------------------------------------------
ACCEPTANCE "AS IS"; NO LIENS.  Tenant acknowledges that it is presently engaged
----------------------------
in operations like the Business conducted at each Facility in the state where such Facility is located and has expertise in such industry and, in deciding to enter into this Master Lease, has not relied on any representations or warranties, express or implied, of any kind from Landlord. Tenant has examined the condition of title to and thoroughly investigated the Premises, has selected the Premises to its own specifications, has concluded that no improvements or modifications to them are required in order to conduct the Business, and accepts them on an "AS IS" basis and assumes all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. Except with respect to the liens which are being duly protested in accordance with
Section 5.1, and liens on furniture, fixtures and equipment acquired by Tenant
    -------
during the Term, provided the value of the furniture, fixtures and equipment secured by such liens does not exceed Seventy Five Thousand and no/100 Dollars ($75,000) per Facility, Tenant shall not cause or permit any lien, levy or attachment to be placed or assessed against any portion of the Premises or the operation thereof (a "LIEN") for any reason (excluding, however, any such Liens arising from the acts or omissions of Landlord or its predecessors in interest in the Premises).
TENANT'S MAINTENANCE OBLIGATIONS.  Tenant shall (A) keep and maintain the
--------------------------------
Premises in good appearance, repair and condition and maintain proper
------
housekeeping, (B) promptly make all repairs (interior and exterior, structural
------
and nonstructural, ordinary and extraordinary, foreseen and unforeseen) necessary to keep each Facility in good and lawful order and condition and in substantial compliance with all applicable requirements and laws relating to the Business conducted thereon, including if applicable certification for participation in Medicare and Medicaid, and (C) keep and maintain all Landlord and Tenant Personal Property in good condition, ordinary wear and tear excepted, and repair and replace such property consistent with prudent industry practice. In addition, Tenant shall, within one (1) year following the applicable Lease Commencement Date and at Tenant's sole cost and expense, diligently make the repairs and/or improvements to the Facilities set forth on Exhibit H attached
                                                           ---------
hereto (the "MANDATORY REPAIRS").
UPGRADE EXPENDITURES.  Tenant shall deliver to Landlord, with each payment of
--------------------
Minimum Rent, a deposit to be added to a reserve (the "UPGRADE RESERVE") equal
--
to the sum of (A) of ONE-TWELFTH (1/12TH) of the Applicable Annual Reserve (as hereinafter defined and as adjusted annually after the tenth (10th) Lease Year for increases in the CPI since the commencement of the tenth (10th) Lease Year), multiplied by (B) the aggregate number of licensed dementia care beds and assisted living units in all of the Facilities (the "UPGRADE MINIMUM") minus (C) the Upgrade Overage (as hereinafter defined). As used herein, the "APPLICABLE ANNUAL RESERVE" means:

     Lease Years                    Applicable Annual Reserve
     -----------                    -------------------------

     One through Four                     $ 360.00
     Five through Seven                     $ 460.00
     Eight through Ten                     $ 500.00
     Each Lease Year thereafter                $ 500.00th) Lease Year.

From time to time, but not more often than twice in any calendar month and provided that no Event of Default is then continuing, Landlord will disburse to Tenant amounts from the Upgrade Reserve for the payment of costs incurred by Tenant with respect to the Premises, subject to the following conditions: (I) the costs incurred by Tenant shall be for the purposes of making capital improvements to the Facilities, acquiring furniture and fixtures needed for the operation of the Facilities or making Upgrade Expenditures (the "PERMITTED EXPENDITURES"); provided, however, in no event shall the Permitted Expenditures
                --------  -------
be deemed or construed to include the costs of the Mandatory Repairs to be made by Tenant pursuant to Section 8.2 above; and (II) Tenant's request for
                      -----------
disbursement shall be accompanied with such invoices or purchase orders evidencing the expenditure as Landlord may reasonably require. Landlord shall make the reimbursements to Tenant required hereunder within fourteen (14) days after satisfaction of all conditions to such disbursement. Upon reasonable advance request, Landlord may require Tenant to procure mechanic's lien waivers, in form and substance reasonably satisfactory to Landlord, in connection with any Upgrade Expenditures in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000).
As used herein, "UPGRADE EXPENDITURES" means expenditures in commercially reasonable amounts to Persons not affiliated with Tenant for (X) upgrades or improvements to any Facility that have the effect of maintaining or improving its competitive position in its respective marketplace, including new or replacement wallpaper, tiles, window coverings, lighting fixtures, painting, upgraded landscaping, carpeting, architectural adornments, common area amenities and the like, but excluding capital improvements or repairs such as repairs or replacements of the roof, structural elements of the walls, parking area or the electrical, plumbing, HVAC or other mechanical or structural systems, and (Y) other improvements to each Facility as reasonably approved by Landlord. Any amount remaining in the Upgrade Reserve at the expiration of the Term or earlier termination of this Master Lease shall be retained by Landlord as additional or supplemental Rent hereunder. As used herein "UPGRADE OVERAGE" means any amounts expended by Tenant on the Permitted Expenditures in the two immediately preceding Lease Years in excess of the Upgrade Minimum (excluding any such amounts that are financed by Tenant and secured by a lien on the personal property relating thereto).
ALTERATIONS BY TENANT.  Tenant may alter, improve, exchange, replace, modify or
---------------------
expand (collectively, "ALTERATIONS") the Facilities, equipment or appliances in the Premises from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises; provided, that any Alterations in excess of Two Hundred Fifty Thousand Dollars ($250,000) during any Lease Year with respect to any individual Facility shall require Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided further, that any Alterations to the Premises must satisfy the requirements set forth in Sections 4.04 (2) and (3) of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156. All Alterations shall immediately become a part of the Premises and the property of Landlord subject to this Master Lease, and except to the extent that Landlord in its sole discretion agrees to fund them following Tenant's written request therefor, the cost of all Alterations or other purchases, whether undertaken as an on-going licensing, Medicare, Medicaid or other regulatory requirement, or otherwise shall be borne solely by Tenant. All Alterations shall be done in a good and workmanlike manner in compliance with all applicable laws and the insurance required under this Master Lease. HAZARDOUS MATERIALS. Tenant's use of the Premises shall comply with all
-------------------
Hazardous Materials Laws.  If any Environmental Activities occur or are
-------
suspected to have occurred in violation of any Hazardous Materials Laws or if
-------
Tenant has received notice of any Hazardous Materials Claim against any portion
--
of the Premises, Tenant shall promptly obtain all permits and approvals necessary to remedy any such actual or suspected problem through the removal of Hazardous Materials or otherwise, and upon Landlord's approval of the remediation plan, remedy any such problem to the satisfaction of Landlord and all applicable governmental authorities, in accordance with all Hazardous Materials Laws and good business practices. Tenant shall immediately advise Landlord in writing of (A) any Environmental Activities in violation of any Hazardous Materials Laws; (B) any Hazardous Materials Claims against Tenant or any portion of the Premises; (C) any remedial action taken by Tenant in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in violation of any Hazardous Materials Laws; (D) Tenant's discovery of any occurrence or condition on or in the vicinity of any portion of the Premises that materially increases the risk that any portion of the Premises will be exposed to Hazardous Materials; and (E) all communications to or from Tenant, any governmental authority or any other Person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof. Notwithstanding any other provision of this Master Lease, if any Hazardous Materials are discovered on, under or about any portion of the Premises in violation of any Hazardous Materials Law, the Term shall be automatically extended and this Master Lease shall remain in full force and effect until the earlier to occur of the completion of all remedial action or monitoring, as approved by Landlord, in accordance with all Hazardous Materials Laws, or the date specified in a written notice from Landlord to Tenant terminating this Master Lease (which date may be subsequent to, but not earlier than, the date upon which the Term was to have expired). Landlord shall have the right, at Tenant's sole cost and expense (including, without limitation, Landlord's reasonable attorneys' fees and costs) and with counsel chosen by Landlord, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.
     TENANT PROPERTY AND SECURITY INTEREST.
     -------------------------------------
TENANT PROPERTY.  Tenant shall obtain and install all items of furniture,
---------------
fixtures, supplies and equipment not included as Landlord Personal Property as
------
shall be necessary or reasonably appropriate to operate each Facility in compliance with this Master Lease ("TENANT PERSONAL PROPERTY"). (Tenant Personal Property and "TENANT INTANGIBLE PROPERTY" shall be collectively referred to herein as "TENANT PROPERTY".) As used herein, "TENANT INTANGIBLE PROPERTY" means all the following at any time owned by Tenant in connection with its use of any portion of the Premises during the Term: Medicare, Medicaid and other accounts and proceeds thereof; rents, profits, income or revenue derived from such operation or use; all documents, chattel paper, instruments, contract rights (including contracts with residents, employees and third-party payors), deposit accounts, general intangibles and choses in action; refunds of any Taxes or Other Charges; licenses and permits necessary or desirable for Tenant's use of any portion of the Premises, including any certified Medicaid beds, any applicable certificate of need or other similar certificate, and, to the extent permitted by law, the exclusive right to transfer, move or apply for the foregoing and manage the Business conducted at any portion of the Premises (including the right to apply for permission to reduce the licensed bed complement, take any of the licensed beds out of service or move the beds to a different location); and the right to use the names set forth on Schedule 1
                                                                 ----------
(excluding any name that now or hereafter begins with "Loyalton of") and any other trade or other name or logo now or hereafter associated with its operation of the Premises (excluding the "Emeritus" or "ESC" name or any variation thereof).
LANDLORD'S SECURITY INTEREST AND FINANCING STATEMENTS.  The parties intend that
-----------------------------------------------------
upon the occurrence of an Event of Default under this Master Lease, Landlord will have the right, subject to any limitations imposed by applicable law, including any requirements that Landlord or its designee must be licensed to operate the Facilities before assuming operational control with respect thereto, to control the Tenant Property so that Landlord or its designee can operate or re-let each Facility and associated personal property intact for use as a licensed facility engaged in the applicable Business. Therefore, to implement the intention of the parties, and for the purpose of securing the payment and performance of Tenant's obligations under this Master Lease, subject to any limitations imposed by applicable law, including any licensure laws, Tenant, as debtor, hereby grants to Landlord, as secured party, in addition to any statutory lien provided to Landlord under applicable law, a security interest in and an express contractual Lien upon, all of Tenant's right, title and interest in and to the Tenant Property and any and all products and proceeds thereof, which Tenant now owns or leases or at anytime during the Term acquires an interest or right. This Master Lease constitutes a security agreement covering all such Tenant Property and Tenant shall keep such Tenant Property free and clear of all Liens other than Liens in favor of Landlord and Assumable Tenant Property Liens (as defined below). The security interest granted to Landlord hereunder is intended by the parties to be subordinate to any security interest granted in Tenant Personal Property in connection with the financing or leasing of all or any portion thereof, so long as, if the value of the property which is subject to such financing exceeds Seventy Five Thousand and no/100 Dollars ($75,000) at any one Facility, the lessor or financier agrees to give Landlord written notice of any default by Tenant under the terms of such arrangement and a reasonable time following such notice to cure any such default and to consent to Landlord's written assumption of such arrangement upon curing such default ("ASSUMABLE TENANT PROPERTY LIENS"). Landlord agrees to execute and deliver such subordination or intercreditor agreements as may be reasonably required by a third party creditor of Tenant in connection with Assumable Tenant Property Liens in favor of such creditor. With respect to any of the Tenant's Property now owned or acquired by Tenant during the Term, this security interest and agreement shall survive the termination of this Master Lease resulting from an Event of Default. Tenant shall pay all filing and reasonable record search fees and other costs for such additional security agreements, financing statements, fixture filings and other documents as Landlord may reasonably require to perfect or continue the perfection of its security interest. Tenant shall have the right to review and approve, which approval shall not be unreasonably withheld, any financing statements or continuation statements which Landlord proposes to file. To the extent any amounts collected by Landlord upon the exercise of its rights under this Section 9.2 exceed the amounts due from Tenant to Landlord under this Master Lease, including any amounts due as a result of the occurrence of an Event of Default hereunder, Landlord shall be required to remit such excess to Tenant.
     FINANCIAL, MANAGEMENT AND REGULATORY REPORTS.  Tenant shall provide
     --------------------------------------------
Landlord with the reports listed in Exhibit E at the times described therein,
     --                             ---------
and such other information about it or the operations of the Premises and Business as Landlord may reasonably request from time to time. All financial information provided shall be prepared in accordance with generally accepted accounting principles consistently applied except with respect to the method of accounting for resident move in fees, which are on a cash basis. If Tenant is or becomes subject to any reporting requirements of the Securities and Exchange Commission during the Term, it shall concurrently deliver to Landlord such reports as are delivered pursuant to applicable securities laws. With respect to each individual Facility, Tenant shall be assessed with a $500 administrative fee for, each instance in which Tenant fails to provide Landlord with the monthly, quarterly or annual financial reports listed in Exhibit E within the
                                                         ---------
time specified therein, which administrative fee shall be immediately due and payable to Landlord. Notwithstanding the foregoing, such administrative fee shall not be assessed to Tenant so long as (A) Tenant is not delinquent in the delivery of such financial reports more than two (2) times in any consecutive twelve (12) month period, and (B) Tenant remits any delinquent report to Landlord within five (5) business days of Landlord's written request therefor.
     REPRESENTATIONS AND WARRANTIES.  Each party represents and warrants to the
     ------------------------------
other that: (A) this Master Lease and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (B) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Master Lease within the state(s) where any portion of the Premises is located; and (C) neither this Master Lease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party.
     EVENTS OF DEFAULT.  So long as there is no Event of Default, Tenant shall
     -----------------
peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Tenant or pursuant to Sections 17 or 18. The occurrence of any of the following events will
       ----    --
constitute an "EVENT OF DEFAULT" on the part of Tenant, and there shall be no
       --
cure period therefor except as otherwise expressly provided:
     Tenant's failure to pay within two (2) business days of when due any Rent, Supplemental Rent, tax impound deposits, Upgrade Reserve Deposits, Other Charges or other required payments;
     (I) The revocation of any license which would have a material adverse affect on the operation of the Premises or the certification of the Premises for provider status under Medicare or Medicaid, if applicable; (II) the closure of a material portion (as hereinafter defined) of the Business other than during a period of repair or reconstruction following damage or destruction thereto or a Taking (as hereinafter defined) thereof; (III) the sale or transfer, without Landlord's consent, of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to any portion of the Business or any portion of the Premises; or (IV) the use of any portion of the Premises other than for a licensed facility engaged in the applicable Business and for ancillary services relating thereto (each a "CATASTROPHIC EVENT OF DEFAULT"), it being understood and agreed that for purposes of clause (ii) above the phrase "a material portion" shall mean any portion of the Premises that is equal to or greater than ten percent (10%) of the units at any one or more Facilities;
     Any other material suspension, termination or restriction placed upon Tenant, any license to operate the Business, any portion of the Premises or the ability to admit residents or patients (e.g., an admissions ban or non-payment for new admissions by Medicare or Medicaid resulting from an inspection survey); provided, however, if any such material suspension or restriction is curable by
--------  -------
Tenant it shall not constitute an Event of Default if Tenant promptly commences to cure such breach and thereafter diligently pursues such cure to the completion thereof within the lesser of: (I) the time period in which the applicable governmental agency has given Tenant to undertake corrective action, or (II) one hundred twenty (120) days after the occurrence of any such material suspension or restriction;
     A material default by Tenant or any Affiliate of Tenant as of the date of such default [including, without limitation, Alterra Healthcare Corporation ("ALTERRA") if such entity subsequently becomes an Affiliate of Tenant (an "ALTERRA EVENT")] (I) under any other lease, agreement or obligation between it and Landlord or any of its Affiliates which is not cured within any applicable cure period specified therein, or (II) with respect to any obligation under (A) any other lease or leases with any other party under which Tenant or its Affiliate is obligated to make annual rental payments in excess of One Hundred Thousand Dollars ($100,000) which is not cured within any applicable cure period specified therein, or (B) any financing agreement with a then outstanding principal balance in excess of $1 million with any other party which is not cured within any applicable cure period specified therein;
     Any material misstatement or omission of fact in any written report, notice or communication from Tenant to Landlord with respect to Tenant, the Premises or the Business;
     The failure to perform or comply with the provisions of Sections 6, 16 or
                                                             ----------  --
24;
 -
     (I) Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment of all or substantially all of its property for the benefit of creditors; or (II) a receiver, trustee or liquidator shall be appointed for either or them or any of their property, if within three (3) business days of such appointment Tenant does not inform Landlord in writing that they intend to cause such appointment to be discharged or such discharge is not diligently prosecuted to completion within sixty (60) days after the date of such appointment; (III) the filing by either of them of a voluntary petition under any federal bankruptcy or state law to be adjudicated as bankrupt or for any arrangement or other debtor's relief; or (IV) the involuntary filing of such a petition against either of them by any other party, unless Tenant within three
(3) business days of such filing informs Landlord in writing of their intent to cause such petition to be dismissed, such dismissal is diligently prosecuted and such petition is dismissed within ninety (90) days after filing; or
     The failure to perform or comply with any other provision of this Master Lease not requiring the payment of money unless (I) within three (3) business days of Tenant's receipt of a notice of default from Landlord, Tenant gives Landlord notice of its intent to cure such default; and (II) Tenant cures it either (X) within thirty (30) days after such notice from Landlord or (Y) if such default cannot with due diligence be so cured because of the nature of the default or delays beyond the control of Tenant and cure after such period will not have a materially adverse effect upon any portion of the Premises or any portion of the Business, then such default shall not constitute an Event of Default if Tenant uses its commercially reasonable efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof and cures it within one hundred twenty (120) days after such notice from Landlord.
     REMEDIES.  Upon the occurrence of an Event of Default, Landlord may
     --------
exercise all rights and remedies under this Master Lease and the laws of the
     --
state(s) where the Premises are located that are available to a lessor of real and personal property in the event of a default by its lessee, and as to the Tenant Property, all remedies granted under the laws of such state(s) to a secured party under its Uniform Commercial Code. Landlord shall have no duty to mitigate damages unless required by applicable law and, absent gross negligence or willful misconduct, shall not be responsible or liable for any failure to relet any of the Premises or to collect any rent due upon any such reletting. Tenant shall pay Landlord, immediately upon demand, all expenses incurred by it in obtaining possession and reletting any of the Premises, including fees, commissions and costs of attorneys, architects, agents and brokers.
GENERAL.  Without limiting the foregoing, Landlord shall have the right (but not
-------
the obligation) to do any of the following upon an Event of Default: (A) sue for the specific performance of any covenant of Tenant as to which it is in breach; (B) enter upon any portion of the Premises, terminate this Master Lease, dispossess Tenant from the Premises and/or collect money damages by reason of Tenant's breach, including the acceleration of all Rent which would have accrued after such termination and all obligations and liabilities of Tenant under this Master Lease which survive the termination of the Term; (C) elect to leave this Master Lease in place and sue for Rent, Supplemental Rent and other money damages as the same come due; (D) (before or after repossession of the Premises pursuant to clause (b) above and whether or not this Master Lease has been terminated) relet any portion of the Premises to such tenant(s), for such term(s) (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as it may determine in its sole discretion and collect and receive any rents payable by reason of such reletting; and (E) sell any Tenant Property in a non-judicial foreclosure sale. Tenant hereby waives all rights to receive any legal notices to vacate the Premises, including without limitation the notice requirements of Louisiana Code of Civil Procedure Article 4701.
RECEIVERSHIP.  Tenant acknowledges that a Catastrophic Event of Default will
------------
materially and irreparably impair the value of Landlord's investment in the
---
Premises.  Therefore, in addition to its other rights and remedies, upon a
---
Catastrophic Event of Default Landlord shall have the right to petition any
---
appropriate court for the appointment of a receiver to take possession of the
---
applicable Facility, to manage the operation of the Premises or applicable
--
Facility, to collect and disburse all rents, issues, profits and income
--
generated thereby and to the extent applicable and possible, to preserve or
--
replace any affected license or provider certification for the Premises or
--
applicable Facility or to otherwise substitute the licensee or provider thereof
--
(the "RECEIVERSHIP"). If Landlord commences the Receivership, the receiver shall be paid a reasonable fee for its services and all such fees and other expenses of the Receivership shall be paid in addition to, and not in limitation of, the Rent or Supplemental Rent otherwise due to Landlord hereunder. Tenant irrevocably consents to the Receivership upon a Catastrophic Event of Default and thus stipulates to and agrees not to contest the appointment of a receiver under such circumstances and for such purposes.
REMEDIES CUMULATIVE; NO WAIVER.  No right or remedy herein conferred upon or
------------------------------
reserved to Landlord is intended to be exclusive of any other right or remedy,
---
and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Any notice or cure period provided herein shall run concurrently with any provided by applicable law. No failure of Landlord to insist at any time upon the strict performance of any provision of this Master Lease or to exercise any option, right, power or remedy contained herein shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. Landlord's receipt of any rent or other sum due hereunder (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Master Lease shall be effective unless expressed in a writing signed by it.
PERFORMANCE OF TENANT'S OBLIGATIONS.  If Tenant at any time shall fail to make
-----------------------------------
any payment or perform any act on its part required to be made or performed under this Master Lease, then Landlord may, without waiving or releasing Tenant from any obligations or default hereunder, make such payment or perform such act for the account and at the expense of Tenant, and enter upon any portion of the Premises for the purpose of taking all such action as may be reasonably necessary. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all necessary and incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by it, together with interest at the Agreed Rate from the date of the making of such payment or the incurring of such costs and expenses, shall be payable by Tenant to Landlord upon Landlord's written demand therefor.
     PROVISIONS ON TERMINATION.
     -------------------------
SURRENDER OF POSSESSION.  On the expiration of the Term or earlier termination
-----------------------
or cancellation of this Master Lease (the "TERMINATION DATE"), Tenant shall deliver to Landlord or its designee possession of (A) each Facility and associated Landlord Personal Property in a neat and clean condition and in as good a condition as existed at the date of their possession and occupancy pursuant to this Master Lease, after taking into consideration and giving effect to any improvements, renovations or upgrades required to be made by Tenant as of the commencement of the Term, ordinary wear and tear excepted, (B) a fully operational, licensed and, if applicable, certified Business at each Facility but specifically excluding any Alterations necessitated by, or imposed in connection with, a change of ownership inspection survey for the transfer of operation of any portion of the Premises to Landlord or its designee unless Landlord is able to demonstrate that such Alterations were previously required by the applicable licensing authorities to be undertaken by Tenant and Tenant failed to do so, and (C) all patient charts and resident records, along with appropriate resident consents if necessary, and copies of all its books and records relating to the Business and the Premises, other than Tenant's corporate financial books and records and other proprietary materials. Accordingly, Tenant shall not at any time during or after the Term seek to transfer, surrender, allow to lapse, or grant any security interest or any other interest in and to the licenses, other than those interests granted to Landlord under the terms of this Master Lease (to the extent permitted by applicable law), permits or certifications relating to any portion of the Business or any portion of the Premises, nor shall Tenant knowingly commit or omit any act that would jeopardize any portion of the Business or any licensure or certification of any portion of the Premises. Upon request, Tenant shall cooperate fully with Landlord or its designee in transferring or obtaining all necessary licenses and, if applicable, certifications for Landlord or its designee, and Tenant shall comply with all requests for an orderly transfer of the Business, Facility licenses, and, if applicable, Medicare and Medicaid certifications and possession at the time of its surrender of the Premises to Landlord or its designee but Tenant shall have no liability hereunder if, through no fault of Tenant, Landlord or its designee are unable to secure such licenses and, if applicable, certifications in their own name. Subject to all applicable laws, Tenant hereby assigns, effective upon the Termination Date, all rights to operate each Facility to Landlord or its designee including all required licenses and permits and all rights to apply for or otherwise obtain them, and all other nonproprietary Tenant Intangible Property relating to any portion of the Premises; provided, however, this assignment shall be ineffective in any State, including the State of Washington, where such an assignment is prohibited under applicable licensure laws.
REMOVAL OF TENANT PERSONAL PROPERTY.  Provided that no Event of Default then
-----------------------------------
exists, in connection with the surrender of the Premises, Tenant may upon at
---
least five (5) business days prior notice to Landlord remove from the Premises
---
in a workmanlike manner all Tenant Personal Property, leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal; provided that Landlord shall have the right and option to purchase the Tenant Personal Property for its then net book value during such five (5) business day notice period, in which case Tenant shall so convey the Tenant Personal Property to Landlord by executing a bill of sale in a form reasonably acceptable to Landlord and Tenant. If there is any Event of Default then existing, Tenant will not remove any Tenant Personal Property from the Premises and instead will, on demand from Landlord, convey it to Landlord for no additional consideration by executing a bill of sale in a form reasonably required by Landlord. Title to any Tenant Personal Property which is not removed by Tenant as permitted above upon the expiration of the Term shall, at Landlord's election, vest in Landlord; provided, however, that Landlord may remove and store or dispose at Tenant's expense any or all of such Tenant Personal Property which is not so removed by Tenant without obligation or accounting to Tenant.
MANAGEMENT OF PREMISES.  Commencing on the Termination Date, Landlord or its
----------------------
designee, upon written notice to Tenant, may elect to assume the
---
responsibilities and obligations for the management and operation of the
---
Business and Tenant agrees to cooperate fully to accomplish the transfer of such
---
management and operation without interrupting the operation of the Business. Subject to the limitations of applicable law, including any state licensure law which requires the manager of an assisted living or Alzheimer facility to be licensed or which requires the management agreement to be approved by the applicable regulatory authorities prior to the commencement thereof and subject to the parties agreeing on the form of a management agreement which shall include, at a minimum, an indemnity in favor of Tenant in form and substance acceptable to Tenant and from an entity acceptable to Tenant, Tenant agrees that Landlord or its designee may, for a period not to exceed one hundred eighty
(180) days, operate the Business under Tenant's licenses and, if applicable, certifications pending the issuance of new licenses and, if applicable, certifications to Landlord or its designee. During the period of such management, Tenant shall not knowingly commit any act or fail to take any action that would jeopardize any licensure or certification, if applicable, of any of the Premises, and Tenant shall comply with all reasonable requests for an orderly transfer of any and all facility and other licenses, Medicare and Medicaid certifications, if applicable, and possession of the Premises at the time of any such surrender.
HOLDING OVER.  If Tenant shall for any reason remain in possession of any
------------
portion of the Premises after the Termination Date without the consent of
------
Landlord, such possession shall be a month-to-month tenancy during which time
------
Tenant shall pay as rental on the first (1st) business day of each month ONE AND
--
ONE-HALF (1 ) TIMES the total of the monthly Minimum Rent payable with respect to the last Lease Year plus Additional Rent allocable to the month, all additional charges accruing during the month and all other sums, if any, payable by Tenant pursuant to this Master Lease. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the Termination Date, nor shall anything contained herein be deemed to limit Landlord's remedies.
SURVIVAL.  All representations, warranties, covenants and other obligations of
--------
Tenant under this Master Lease shall survive the Termination Date.
     CERTAIN LANDLORD RIGHTS.
     -----------------------
ENTRY AND EXAMINATION OF RECORDS.  Landlord and its representatives may enter
--------------------------------
any portion of the Premises at any reasonable time after reasonable notice to
--
Tenant to inspect the Premises for compliance, to exhibit the Premises for sale,
--
lease (but, with respect to leasing, only (a) after the occurrence of an Event of Default or (b) during the last Lease Year of the Initial Term or any applicable Renewal Term and only if Tenant has not exercised its option to renew pursuant to Section 2.3 above) or mortgaging, upon an Event of Default or to
            -----------
post notices of non-responsibility under any mechanic's or materialman's lien law or for any other reason; provided that no such notice shall be required in the event of an emergency. No such entry shall unreasonably interfere with residents, patients, patient care or the Business. During normal business hours, Tenant will permit Landlord and its representatives, inspectors and consultants to examine all contracts, books and financial and other records (wherever kept) relating to Tenant's operations at any portion of the Premises, but specifically excluding the records of residents of the Facilities to the extent such access is prohibited by law, including applicable State licensure laws and/or the Health Insurance Portability and Accountability Act of 1996. GRANT LIENS. Without the consent of Tenant, Landlord may from time to time,
-----------
directly or indirectly, create or otherwise cause to exist any Lien, title
---
retention agreement or other encumbrance upon the Premises, or any portion
---
thereof or interest therein (including this Master Lease), whether to secure any
---
borrowing or other means of financing or refinancing or otherwise. Upon the request of Landlord, Tenant shall subordinate this Master Lease to the Lien of any such encumbrance so long as such encumbrance provides that it is subject to the rights of Tenant under this Master Lease and that so long as no Event of Default shall exist, Tenant's occupancy shall not be disturbed if any Person takes possession of the applicable portion of the Premises through foreclosure proceeding or otherwise.
ESTOPPEL CERTIFICATES.  Each of Landlord and Tenant shall, at any time upon not
---------------------
less than ten (10) days prior written request by the other party, have an authorized representative execute, acknowledge and deliver to the requesting party or its designee a written statement certifying (A) that this Master Lease, together with any specified modifications, is in full force and effect, (B) the dates to which Rent and additional charges have been paid, (C) that no default by either party exists or specifying any such default and (D) as to such other matters as the requesting party may reasonably request.
CONVEYANCE RELEASE.  If Landlord or any successor owner shall transfer the
------------------
Premises in accordance with this Master Lease, upon the written assumption by
-----
any successor owner of the obligations of Landlord or such prior successor owner
--
hereunder, Landlord or such prior successor owner shall thereupon be released from all future liabilities and obligations hereunder arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the new owner.
     ASSIGNMENT AND SUBLETTING.  Without the prior written consent of Landlord,
     -------------------------
which may be withheld or conditioned at its sole discretion, this Master Lease shall not, nor shall any interest of Tenant herein, be assigned or encumbered by operation of law, nor shall Tenant voluntarily or involuntarily assign, mortgage, encumber or hypothecate any interest in this Master Lease or sublet any portion of the Premises (except in the ordinary course of Tenant's business to occupants of such Facility or their immediate family members using Tenant's standard form occupancy lease). Any of the foregoing acts without such consent shall be void and shall, at Landlord's sole option, constitute an Event of Default giving rise to Landlord's right, among other things, to terminate this Master Lease. An assignment of this Master Lease by Tenant shall be deemed to include: (A) entering into a management or similar agreement relating to the operation or control of any portion of the Premises with any Person other than Jerry Erwin Associates, Inc. dba JEA Senior Living (but only with respect to the Facilities engaged in the Alzheimer Business) or a person that is an Affiliate of Tenant; (B) any change (voluntary or involuntary, by operation of law or otherwise, including the transfer, assignment, sale, hypothecation or other disposition of any equity interest in Tenant) in the Person that ultimately exert effective Control over the management of the affairs of Tenant as of the date hereof; provided that any transfers of Tenant's stock on a national stock exchange shall not be deemed to be an assignment of the Master Lease so long as no more than TWENTY-FIVE PERCENT (25%) of the voting stock of Tenant is held by any Person or related group other than (i) Daniel R. Baty or an entity or entities owned or Controlled by him, and (ii) Saratoga Partners IV, L.P. ("SARATOGA") or an entity or entities owned or Controlled by Saratoga; or (C) the sale or other transfer of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to any portion of the Business or any portion of the Premises. Notwithstanding the foregoing, Tenant may, without Landlord's prior written consent, assign this Master Lease or sublet the Premises or any portion thereof (i) pending the issuance to Tenant of a license to operate some or all of the Facilities pursuant to one or more Subleases in the form(s) approved by Landlord prior to the Effective Date or
(ii) to an Affiliate of Tenant if all of the following are first satisfied: (W) such Affiliate fully assumes Tenant's obligations hereunder; (X) Tenant remains fully liable hereunder; (Y) the use of the applicable portion of the Premises remains unchanged; and (Z) Landlord in its reasonable discretion shall have approved the form and content of all documents for such assignment or sublease and received an executed counterpart thereof. In no event shall Tenant sublet any portion of the Premises on any basis such that the rental to be paid by the sublessee would be based, in whole or in part, on either the income or profits derived by the business activities of the sublessee, or any other formula, such that any portion of the sublease rental received by Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the U.S. Internal Revenue Code, or any similar or successor provision thereto.
     DAMAGE BY FIRE OR OTHER CASUALTY.  Tenant shall promptly notify Landlord of
     --------------------------------
     any damage or destruction of any portion of the Premises and diligently repair or reconstruct such portion of the Premises to a like or better condition than existed prior to such damage or destruction in accordance with Section 8.4.
                                                                    -----------
Any net insurance proceeds payable with respect to the casualty shall be paid directly to Landlord and, if an Event of Default has not occurred hereunder, used for the repair or reconstruction of the applicable portion of the Premises pursuant to Landlord's disbursement requirements. If such proceeds are insufficient, Tenant shall provide the required additional funds; if they are more than sufficient, the surplus shall belong and be paid to Tenant. Except as otherwise specifically set forth in this Section 17, Tenant shall not have any right under this Master Lease, and hereby waives all rights under applicable law, to abate, reduce or offset rent by reason of any damage or destruction of any portion of the Premises by reason of an insured or uninsured casualty. In the event any such damage or destruction occurs during the last six (6) months of the Initial Term or applicable Renewal Term, to the extent of fifty percent (50%) or more of the replacement value of the affected Facility, Tenant may, at Tenant's option to be evidenced by notice in writing given to Landlord within thirty (30) days after the occurrence of such damage or destruction, elect to pay to Landlord any available insurance proceeds, including, without limitation, business interruption insurance proceeds described in Section 5.7, in which event this Master Lease shall terminate as to the affected Facility; provided,
                                                                     --------
however, that if the available insurance proceeds are insufficient to cover the
 ------
cost of the repair or reconstruction of the applicable Facility, Tenant shall remain obligated to pay the additional cost to repair or reconstruct the Facility. In the event this Master Lease is terminated as to any Facility under this Section 17, then the Minimum Rent and Additional Rent due hereunder shall be shall be reduced by the product of (A) the amount of the then current Minimum Rent and Additional Rent, and (B) a fraction, the numerator of which is the amount of Landlord's Investment allocable to the affected Facility and the denominator of which is Landlord's Investment.
     CONDEMNATION.  Except as provided to the contrary in this Section 18, this
     ------------                                              ----------
Master Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such taking. If during the Term all or substantially all (a "COMPLETE TAKING") or a smaller portion (a "PARTIAL TAKING") of any Facility is taken or condemned by any competent public or quasi-public authority, then (A) in the case of a Complete Taking, Tenant may at its election made within thirty (30) days of the effective date of such Taking, terminate this Master Lease with respect to such Facility or (B) in the case of a Partial Taking, the Rent shall be abated to the same extent as the resulting diminution in Fair Market Value of the portion of the Premises taken. In the event this Master Lease is terminated as to any Facility under this Section 18, then the Minimum Rent and Additional Rent due hereunder shall be shall be reduced by the product of (X) the amount of the then current Minimum Rent and Additional Rent, and (Y) a fraction, the numerator of which is the amount received by Landlord as a result of the Complete Taking and the denominator of which is Landlord's Investment. The award payable upon a Complete Taking shall be allocated (I) as provided by the taking authority, (II) in the absence thereof, as agreed by the parties, or (III) failing such agreement within thirty(30) days after the effective date of such Taking, pursuant to the appraisal procedure described in Exhibit C. The resulting diminution in Fair
                                 ---------
Market Value on the effective date of a Partial Taking shall be as established pursuant to Exhibit C. Landlord alone shall be entitled to receive and retain
            ---------
any award for a Partial Taking other than the portion specifically allocated to Tenant's Personal Property or the value of Tenant's leasehold interest hereunder.
     INDEMNIFICATION.  Tenant agrees to protect, indemnify, defend and save
     ---------------
harmless Landlord, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including consequential or punitive damages) of any kind or nature, including reasonable attorneys' fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with this Master Lease, the Premises or the operations of Tenant on any portion of the Premises, including
(A) the breach by Tenant of any of its representations, warranties, covenants or other obligations hereunder which is not cured within any applicable cure period provided for herein, (B) any Protest, (C) all known and unknown Environmental Activities on any portion of the Premises, Hazardous Materials Claims or violations by Tenant of a Hazardous Materials Law with respect to any portion of the Premises, and (D) upon or following the Termination Date, any liability assessed or asserted by, any governmental agency or Medicare or Medicaid as a result of or arising out of or in connection with this Master Lease or Tenant's occupancy of the Premises (including any overpayment to Medicare, Medicaid or any other third-party payor); but specifically excluding any such liability, expense, loss, cost, deficiency, fine, penalty or damages arising (I) under clauses (a) or (c) from the gross negligence or willful misconduct of Landlord, and (II) under clause (d) with respect to any Alterations necessitated by, or imposed in connection with, a change of ownership inspection survey for the transfer of operation of any portion of the Premises to Landlord or its designee unless Landlord is able to demonstrate that such Alterations were previously required by the applicable licensing authorities to be undertaken by Tenant and Tenant failed to do so. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, it shall give Tenant notice of the matter and Tenant shall promptly assume the defense thereof with counsel reasonably acceptable to Landlord. If Tenant does not timely elect to defend the matter, then Landlord shall have the right to assume the defense thereof with its own counsel at Tenant's expense.
     DISPUTES.  If any party brings any action to interpret or enforce this
     --------
Master Lease, or for damages for any alleged breach, the prevailing party shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs. EACH PARTY HEREBY WAIVES ANY
     RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MASTER LEASE, INCLUDING THE RELATIONSHIP OF THE PARTIES, TENANT'S USE AND OCCUPANCY OF ANY PORTION OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE RELATING TO THE FOREGOING OR THE ENFORCEMENT OF ANY REMEDY.
     NOTICES.  All notices and demands, certificates, requests, consents,
     -------
approvals and other similar instruments under this Master Lease shall be in
     -
writing and sent by personal delivery, U. S. certified or registered mail (return receipt requested, postage prepaid) or FedEx or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:
If to Tenant:          c/o Emeritus Corporation
------------
3131 Elliott Avenue, Suite 500
Seattle, Washington  98121
Attention:  Raymond R. Brandstrom, CFO
Fax No.:  (206) 301-4500
With a copy to:     The Nathanson Group PLLC
1520 Fourth Street, Sixth Floor
Seattle, Washington  98101
Attention:  Randi Nathanson, Esq.
Fax No.:  (206) 623-1738
If to Landlord:          c/o Nationwide Health Properties, Inc.
--------------
610 Newport Center Drive, Suite 1150
Newport Beach, California 92660
Attention:  President and General Counsel
Fax No.:  (949) 759-6876
With a copy to:     Sherry Meyerhoff Hanson & Crance LLP
610 Newport Center Drive, Suite 1200
Newport Beach, California 92660
Attention:  Kevin L. Sherry, Esq.
Fax No.:  (949) 719-1212

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been given and received on the date of delivery established by U.S. Post Office return receipt or the carrier's proof of delivery or, if not so delivered, upon its receipt. Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.
     MISCELLANEOUS.  Since each party has been represented by counsel and this
     -------------
Master Lease has been freely and fairly negotiated, all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. While nothing contained in this Master Lease should be deemed or construed to constitute an extension of credit by Landlord to Tenant, if a portion of any payment made to Landlord is deemed to violate any applicable laws regarding usury, such portion shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and if Tenant discharges and performs all obligations hereunder, such funds will be reimbursed (without interest) to Tenant on the Termination Date. If any part of this Master Lease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following business day.
Whenever the words "including", "include" or "includes" are used in this Master Lease, they shall be interpreted in a non-exclusive manner as though the words "without limitation" immediately followed. Whenever the words day or days are used in this Master Lease, they shall mean "calendar day" or "calendar days" unless expressly provided to the contrary. The titles and headings in this Master Lease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any "Section" mean a section of this Master Lease (including all subsections), to any "Exhibit" or "Schedule" mean an exhibit or schedule attached hereto or to "Medicare" or "Medicaid" include any successor program. If more than one Person is Tenant hereunder, their liability and obligations hereunder shall be joint and several. Promptly upon the request of either party and at its expense, the parties shall prepare, enter into and record a suitable short form memorandum of this Master Lease. This Master Lease
(A) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements or understandings, (B) may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, (C) may only be amended by a writing executed by the parties, (D) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, (E) shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the conflict of laws rules thereof, provided that the law of the State in which each Facility is located (each a "SITUS STATE") shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the law of such Situs State, including without limitation the appointment of a receiver; and, further provided that the law of the Situs State also applies to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Master Lease, and (F) incorporates by this reference any Exhibits and Schedules attached hereto.
     COLLATERAL FOR OTHER LEASES.  Upon the occurrence of the Alterra Event, any
     ---------------------------
cash or letters of credit held by Landlord as a security deposit or collateral pursuant to this Master Lease shall also be held by Landlord as additional security for the obligations due to Landlord or its Affiliates under the terms of any and all leases between Alterra or its Affiliate, as tenant, and Landlord or its Affiliate, as landlord.
     LEVERAGE COVENANT.  At all times during the term of this Master Lease, the
     -----------------
ratio of Tenant's total liabilities (minus deferred gain on sale of communities)
     to Tenant's total assets, in each case determined in conformity with generally accepted accounting principles, consistently applied, shall not be equal to or greater than 1.6 to 1.

                           [SIGNATURE PAGES TO FOLLOW]

13414.SIG     S-2
13414.SIG     S-1
     IN WITNESS WHEREOF, this Master Lease has been executed by Tenant and Landlord as of the Effective Date.
TENANT:
------
EMERITUS CORPORATION, a Washington corporation

By:     /s/ William M. Shorten
Name:     William M. Shorten
Title:     Director of Real Estate Finance

ESC IV, LP, a Washington limited partnership
By:     ESC G.P. II, Inc.
Its:     General Partner

     By:     /s/ William M. Shorten
     Name:     William M. Shorten
     Title:     Director of Real Estate Finance










LANDLORD:
--------
NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation
By:          /s/ Donald D. Bradley
Name:     Donald D. Bradley
Title:          Sr. Vice President and General Counsel


NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By:     MLD TEXAS CORPORATION,
     a Texas corporation,
          its General Partner
          By:          /s/ Donald D. Bradley
          Name:          Donald D. Bradley
          Title:          Sr. Vice President and General Counsel



MLD PROPERTIES, LLC,
a  Delaware  limited  liability  company

BY:     MLD  PROPERTIES,  INC.,
     a  Delaware  corporation,
          its Sole Member
          By:          /s/ Donald D. Bradley
          Name:          Donald D. Bradley
          Title:          Sr. Vice President and General Counsel

13414.10     A-1
                                    EXHIBIT A
                               LEGAL DESCRIPTIONS

                                  See attached;
        includes all improvements thereon and all appurtenances thereto.

13414.10     B-1
                                    EXHIBIT B
                           LANDLORD PERSONAL PROPERTY

             includes any such personal property replaced by Tenant
      or required by the state in which the applicable Facility is located or by any other governmental entity to operate such Facility.
ALL OF THE PERSONAL PROPERTY CONVEYED TO LANDLORD PURSUANT TO THE BILLS OF SALE DELIVERED TO LANDLORD CONCURRENTLY WITH LANDLORD'S ACQUISITION OF THE PREMISES.

13414.10     C-1
                                    EXHIBIT C
                                FAIR MARKET VALUE

     "FAIR MARKET VALUE" means the fair market value of the Premises or applicable portion thereof on a specified date as agreed to by the parties, or failing such agreement within ten (10) of such date, as established pursuant the following appraisal process. Each party shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of Fair Market Value. For all purposes under this Master Lease, the Fair Market Value shall be the fair market value of the Premises or applicable portion thereof unencumbered by this Master Lease. Within ten (10) days of such selection, the MAI Appraisers so selected by the parties shall select a third (3rd) MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Fair Market Value of the Premises or applicable portion thereof within thirty days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal shall be made on a basis consistent with the basis on which the Premises or applicable portion thereof were appraised at the time of their acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraiser retained pursuant to this Exhibit.
If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Premises or applicable portion thereof in accordance with the provisions of this Exhibit and the Fair Market Value so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third (3rd) MAI Appraiser within the time period set forth in the foregoing paragraph, either party shall have the right to apply at Tenant's expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises or applicable portion thereof are located to name the third (3rd) MAI Appraiser.
Within five(5) days after completion of the third (3rd) MAI Appraiser's appraisal, all three (3) MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Premises or applicable portion thereof. If a majority are unable to determine the fair market value at such meeting, the three (3) appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Fair Market Value. If, however, either or both of the low appraisal or the high appraisal are more than TEN PERCENT (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one
(1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be such Fair Market Value. If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Fair Market Value. In any event, the result of the foregoing appraisal process shall be final and binding.
"MAI APPRAISER" shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises or applicable portion thereof are located and who has substantial experience in performing appraisals of facilities similar to the Premises or applicable portion thereof and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

13414.10     D-1
                                    EXHIBIT D
                               CERTAIN DEFINITIONS
For purposes of this Master Lease, the following terms and words shall have the specified meanings:
ENVIRONMENTAL DEFINITIONS
-------------------------
     "ENVIRONMENTAL ACTIVITIES" shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.
"HAZARDOUS MATERIALS" shall mean (A) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (B) asbestos in any form which is friable; (C) urea formaldehyde in foam insulation or any other form; (D) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (E) medical wastes and biohazards; (F) radon gas; and (G) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.
"HAZARDOUS MATERIALS CLAIMS" shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.
"HAZARDOUS MATERIALS LAWS" shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.
OTHER DEFINITIONS
-----------------
     "AFFILIATE" shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person; provided, however, a Person shall not be deemed or construed to constitute an
   -----  -------
Affiliate of another Person solely as a result of the common ownership or Control of such Persons by Daniel R. Baty.
"CONTROL" shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise (excluding any contract that gives a Person the right to control or manage the assets of another Person, but not the power to direct the management and policies of such Person).
"PERSON" shall mean any individual, partnership, association, corporation, limited liability company or other entity.
"CC&R'S" shall mean covenants, conditions and restrictions or similar use, maintenance or ownership obligations encumbering or binding upon the real property comprising any Facility.

13414.10     E-1
                                    EXHIBIT E
                  FINANCIAL, MANAGEMENT AND REGULATORY REPORTS
                               REPORT     DUE DATE
                               ------     --------
MONTHLY FINANCIAL REPORTS CONCERNING THE BUSINESS AT EACH FACILITY
consisting of:
(1)  a balance sheet;
(2) a reasonably detailed income statement showing, among other things, Gross Revenues;
(3)  total patient days;
(4)  occupancy; and
(5)  payor mix.     Thirty (30) days after the end of each calendar month
---------------     -----------------------------------------------------
QUARTERLY CONSOLIDATED OR COMBINED FINANCIAL STATEMENTS
of Emeritus     Forty-Five (45) days after the end of each of the first three
-----------     -------------------------------------------------------------
quarters of the fiscal year of Emeritus
---------------------------------------
ANNUAL CONSOLIDATED OR COMBINED FINANCIAL STATEMENTS
of Emeritus audited by a reputable certified public accounting firm.     Ninety
--------------------------------------------------------------------     ------
(90) days after the fiscal year end of Emeritus
-----------------------------------------------
REGULATORY REPORTS WITH RESPECT TO EACH FACILITY, as follows:
(1) all federal, state and local licensing and reimbursement certification surveys, inspection and other reports received by Tenant as to any portion of the Premises and any portion of the Business, including state department of health licensing surveys;
(2)  Medicare and Medicaid certification surveys; and
(3)  life safety code reports.     Ten (10) business days after receipt
------------------------------     ------------------------------------
REPORTS OF REGULATORY VIOLATIONS,
by written notice of the following:
(1) any violation of any federal, state or local licensing or reimbursement certification statute or regulation, including Medicare or Medicaid;
(2) any suspension, termination or restriction placed upon Tenant or any portion of the Premises, the operation of any portion of the Business or the ability to admit residents or patients; or
(3)  any violation of any other permit, approval or certification in connection
-------------------------------------------------------------------------------
with any portion of the Premises or any portion of the Business, by any federal,
--------------------------------------------------------------------------------
state or local authority, including Medicare or Medicaid.     Five (5) business
---------------------------------------------------------     -----------------
days after receipt
------------------
ANNUAL OPERATING BUDGET
covering the operations of each Facility and the Business conducted thereon for
-------------------------------------------------------------------------------
the forthcoming fiscal year.     Thirty (30) days after the beginning of each
----------------------------     --------------------------------------------
fiscal year
-----------

13414.10     H-2
13414.10     F-1
                                    EXHIBIT F
                        PERMITTED SECTION 7.3 FACILITIES

LANDLORD'S FACILITY     LOCATION     PERMITTED FACILITY
-------------------     --------     ------------------
Pine Meadows     Hattiesburg, MS     Loyalton of Hattiesburg
------------     ---------------     -----------------------
Stonebridge     Dallas, TX     Loyalton of Lake Highlands
-----------     ----------     --------------------------
Stonebridge     Dallas, TX     Vickery Towers
-----------     ----------     --------------
Creekside     Plano, TX     Collin Oaks
---------     ---------     -----------

13414.10     G-1
                                    EXHIBIT G
                         SCHEDULE OF RELATED FACILITIES

FACILITY NAME     LOCATION     LEASE COMMENCEMENT DATE
-------------     --------     -----------------------
               Loyalton of Folsom     Folsom, CA     April 1, 2004
               ------------------     ----------     -------------
                 The Lakes     Fort Myers, FL     April 1, 2004
                 ---------     --------------     -------------
              Canterbury Woods     Attleboro, MA     April 1, 2004
              ----------------     -------------     -------------
                   Richland Gardens**     Richland, WA     N/A
                   ------------------     ------------     ---
                   Autumn Ridge**     Herculaneum, MO     N/A
                   --------------     ---------------     ---
                   Manor at Essington**     Joliet, IL     N/A
                   --------------------     ----------     ---
                      Arbor Place**     Everett, WA     N/A
                      -------------     -----------     ---
                 Loyalton of Cape May**     Cape May, NJ     N/A
                 ----------------------     ------------     ---
                      Quail Ridge**     Lubbock, TX     N/A
                      -------------     -----------     ---
                      Clare Bridge**     Corona, CA     N/A
                      --------------     ----------     ---

13414.10     H-1
                                    EXHIBIT H

                          SCHEDULE OF MANDATORY REPAIRS



        Community Name     Description      Cost     Capacity     $/Unit
        --------------     -----------     -----
Autumn Ridge     Paint all exterior balconies            4,000     93
43
Autumn Ridge     Freezer            1,800     93              19
------------     -------     ------------     --     -----------
Autumn Ridge     10 A/C Units            6,000     93              65
------------     ------------     ------------     --     -----------
AUTUMN RIDGE TOTAL               11,800     93            127
------------------          -----------     --     ----------

Charleston Gardens     Replace carpet in ML dining room and portion of  AL
------------------     ---------------------------------------------------
dining room with new floor (vinyl plank tile)            5,000     94
---------------------------------------------     ------------     --
53
--
Charleston Gardens     Replacement of Washers/Dryers (2-3 sets) in Laundry Room
------------------     --------------------------------------------------------
with commercial grade for ones            3,000     94              32
------------------------------     ------------     --     -----------
Charleston Gardens     external marketing Ptac's            4,000     94
------------------     -------------------------     ------------     --
43
--
Charleston Gardens     Pressure Washer            1,100     94              12
------------------     ---------------     ------------     --     -----------
Charleston Gardens     over 2 yrs old (replacing a set already this year)
------------------     --------------------------------------------------
Back-Up Generator for heating and some lights in            3,000     94
------------------------------------------------     ------------     --
32
--
Charleston Gardens     Larger Steamer for kitchen - current one not  sufficient
------------------     --------------------------------------------------------
for # of residents            5,000     94              53
------------------     ------------     --     -----------
CHARLESTON GARDENS TOTAL               21,100     94            224
------------------------          -----------     --     ----------

Loyalton Rockford     Front Door (Automatic Door Opener)            3,000     97
-----------------     ----------------------------------     ------------     --
         31
-----------
Loyalton Rockford     Ptac's            1,200     97              12
-----------------     ------     ------------     --     -----------
Loyalton Rockford     Generator (Small)            1,500     97              15
-----------------     -----------------     ------------     --     -----------
LOYALTON ROCKFORD TOTAL     Not final, inspection to be completed by 3/26/04
-----------------------     ------------------------------------------------
       5,700     97              59
------------     --     -----------

      Silverleaf Manor     Drainage, landscaping & related repairs        31,900
      ----------------     ---------------------------------------   -----------
97              -
--     ----------
     Silverleaf Manor     Carpet  (hallways & common areas)        50,000     97
     ----------------     ---------------------------------   -----------     --
       515
----------
Silverleaf Manor     Ptac's            6,000     97              62
----------------     ------     ------------     --     -----------
Silverleaf Manor     Washers & Dryers            2,400     97              25
----------------     ----------------     ------------     --     -----------
Silverleaf Manor     Rocking chairs (Front Porch)            2,400     97
----------------     ----------------------------     ------------     --
25
--
SILVERLEAF MANOR TOTAL               92,700     97            956
----------------------          -----------     --     ----------

Loyalton Cape May     A/C unit replacement            5,000     100
-----------------     --------------------     ------------     ---
50
--
           Loyalton Cape May   Tile floor for Wellness Center & Therapy Bathroom
           -----------------   -------------------------------------------------
2,000     100              20
-----     ---     -----------
Loyalton Cape May     Repair roof leaks *            1,000     100
-----------------     -------------------     ------------     ---
10
--
Loyalton Cape May     Exterior Canopy            1,500     100              15
-----------------                                          ---     -----------
LOYALTON CAPE MAY TOTAL                 9,500     100              95
-----------------------          ------------     ---     -----------

       Pines of Goldsboro   Exterior paint- 2 coats over exterior of building **
       ------------------   ----------------------------------------------------
55,000     99            556
------     --     ----------
Pines of Goldsboro     replace carpet and labor in lobby and business offices
------------------     ------------------------------------------------------
       6,650     99              67
------------     --     -----------
Pines of Goldsboro     10 ptac units **            5,400     99              55
------------------     ----------------     ------------     --     -----------
PINES OF GOLDSBORO TOTAL               67,050     99            677
------------------------          -----------     --     ----------

Arbor Place     Vinyl for elevators, 1st floor bathrooms and dining  room area
-----------     --------------------------------------------------------------
outside kitchen entrance            2,000     100              20
------------------------     ------------     ---     -----------
Arbor Place     Office Furniture            1,200     100              12
-----------     ----------------     ------------     ---     -----------
ARBOR PLACE TOTAL                 3,200     100              32
-----------------          ------------     ---     -----------

     KP at Shreveport   Repair fire damage to Unit 320 *            1,200     79
     ----------------   --------------------------------     ------------     --
         15
-----------
     KP at Shreveport   Paint handicap parking spaces *               500     79
     ----------------   -------------------------------     -------------     --
           6
------------
KP AT SHREVEPORT TOTAL                 1,700     79              22
----------------------          ------------     --     -----------

Beckett Meadows     Lighting for Hallways            5,000     72
---------------     ---------------------     ------------     --
69
--
Beckett Meadows     Deep Fryer for kitchen            2,500     72
---------------     ----------------------     ------------     --
35
--
Beckett Meadows     Meat Slicer            1,000     72              14
---------------     -----------     ------------     --     -----------
Beckett Meadows     Ptac's            4,000     72              56
---------------     ------     ------------     --     -----------
Beckett Meadows     Outdoor Furniture            5,000     72              69
---------------     -----------------     ------------     --     -----------
Beckett Meadows     furniture            5,000     72              69
---------------     ---------     ------------     --     -----------
BECKETT MEADOWS TOTAL               22,500     72            313
---------------------          -----------     --     ----------

ESSINGTON PLACE TOTAL     Number to be determined at the end of physical plant
inspection

CPM TOTAL              235,250              831            283

* Identified by third party inspector
** Identified by third party inspector and Emeritus

13414.10     Schedule 1A-1
                                   SCHEDULE 1A
                  LANDLORD ENTITIES AND LANDLORD'S  INVESTMENT

1
FACILITY NAME     LOCATION     LANDLORD     LANDLORD'S INVESTMENT
    Beckett Meadows     Austin, TX     NH Texas Properties Limited Partnership
    ---------------     ----------     ---------------------------------------
                                   $5,804,611
                                   ----------
Charleston Gardens     Charleston, W. VA     Nationwide Health Properties, Inc.
------------------     -----------------     ----------------------------------
                                   $6,253,902
                                   ----------
       Kingsley Place-Shreveport     Shreveport, LA     MLD Properties, LLC
       -------------------------     --------------     -------------------
                                   $6,702,919
                                   ----------
Silverleaf Manor
          Meridian, MS     Nationwide Health Properties, Inc.     $5,129,599
          ------------     ----------------------------------     ----------
Pines of Goldsboro
                 Goldsboro, NC     MLD Properties, LLC     $8,322,934
                 -------------     -------------------     ----------
Loyalton of Rockford     Rockford, IL     Nationwide Health Properties, Inc.
--------------------     ------------     ----------------------------------
                                   $10,499,078
                                   -----------
        Creekside     Plano, TX     NH Texas Properties Limited Partnership
        ---------     ---------     ---------------------------------------
                                   $4,575,617
                                   ----------
      Heritage Hills     Columbus, GA     Nationwide Health Properties, Inc.
      --------------     ------------     ----------------------------------
                                   $5,370,214
                                   ----------
      Oak Hollow     Bedford, TX     NH Texas Properties Limited Partnership
      ----------     -----------     ---------------------------------------
                                   $4,942,605
                                   ----------
      Pine Meadow     Hattiesburg, MS     Nationwide Health Properties, Inc.
      -----------     ---------------     ----------------------------------
                                   $4,949,736
                                   ----------
        Pinehurst     Tyler, TX     NH Texas Properties Limited Partnership
        ---------     ---------     ---------------------------------------
                                   $5,415,964
                                   ----------
      Stonebridge     Dallas, TX     NH Texas Properties Limited Partnership
      -----------     ----------     ---------------------------------------
                                   $5,651,181
                                   ----------
        Austin Gardens     Lodi, CA     Nationwide Health Properties, Inc.
        --------------     --------     ----------------------------------
                                   $5,857,088
                                   ----------
    Desert Springs     El Paso, TX     NH Texas Properties Limited Partnership
    --------------     -----------     ---------------------------------------
                                   $4,506,157
                                   ----------

13414.10     Schedule 1B-1
                                   SCHEDULE 1B
                                 TENANT ENTITIES

FACILITY NAME     LOCATION     TENANT
-------------     --------     ------
Beckett Meadows     Austin, TX     ESC IV, LP
---------------     ----------     ----------
Charleston Gardens     Charleston, W. VA     Emeritus Corporation
------------------     -----------------     --------------------
Kingsley Place-Shreveport     Shreveport, LA     Emeritus Corporation
-------------------------     --------------     --------------------
Silverleaf Manor     Meridian, MS     Emeritus Corporation
----------------     ------------     --------------------
Pines of Goldsboro     Goldsboro, NC     Emeritus Corporation
------------------     -------------     --------------------
Loyalton of Rockford     Rockford, IL     Emeritus Corporation
--------------------     ------------     --------------------
Creekside     Plano, TX     ESC IV, LP
---------     ---------     ----------
Heritage Hills     Columbus, GA     Emeritus Corporation.
--------------     ------------     ---------------------
Oak Hollow     Bedford, TX     ESC IV, LP
----------     -----------     ----------
Pine Meadow     Hattiesburg, MS     Emeritus Corporation
-----------     ---------------     --------------------
Pinehurst     Tyler, TX     ESC IV, LP
---------     ---------     ----------
Stonebridge     Dallas, TX     ESC IV, LP
-----------     ----------     ----------
Austin Gardens     Lodi, CA     Emeritus Corporation
--------------     --------     --------------------
Desert Springs     El Paso, TX     ESC IV, LP
--------------     -----------     ----------

13414.10     Schedule 2-1
                                   SCHEDULE 2

           FACILITY INFORMATION: NAME, LOCATION, BUSINESS, UNITS/BEDS,
                             LEASE COMMENCEMENT DATE



FACILITY NAME     LOCATION     UNITS/BEDS     BUSINESS     LEASE COMMENCEMENT
-------------     --------     ----------     --------     ------------------
DATE
----
Beckett Meadows     Austin, TX     72     Assisted Living     April 1, 2004
---------------     ----------     --     ---------------     -------------
Charleston Gardens     Charleston, W. VA     96   Assisted Living     April 1,
------------------     -----------------     --   ---------------     --------
2004
----
Kingsley Place-Shreveport     Shreveport, LA     80     Assisted Living
-------------------------     --------------     --     ---------------
April 1, 2004
-------------
Silverleaf Manor     Meridian, MS     98     Assisted Living     April 1, 2004
----------------     ------------     --     ---------------     -------------
Pines of Goldsboro     Goldsboro, NC     99     Assisted Living     April 1,
------------------     -------------     --     ---------------     --------
2004
----
Loyalton of Rockford     Rockford, IL     97     Assisted Living     April 1,
--------------------     ------------     --     ---------------     --------
2004
----
Creekside     Plano, TX     30/56     Alzheimer     April 1, 2004
---------     ---------     -----     ---------     -------------
Heritage Hills     Columbus, GA     30/56     Alzheimer     April 1, 2004
--------------     ------------     -----     ---------     -------------
Oak Hollow     Bedford, TX     30/56     Alzheimer     April 1, 2004
----------     -----------     -----     ---------     -------------
Pine Meadow     Hattiesburg, MS     30/56     Alzheimer     April 1, 2004
-----------     ---------------     -----     ---------     -------------
Pinehurst     Tyler, TX     30/56     Alzheimer     April 1, 2004
---------     ---------     -----     ---------     -------------
Stonebridge     Dallas, TX     30/56     Alzheimer     April 1, 2004
-----------     ----------     -----     ---------     -------------
Austin Gardens     Lodi, CA     30/56     Alzheimer     April 1, 2004
--------------     --------     -----     ---------     -------------
Desert Springs     El Paso, TX     30/56     Alzheimer     April 1, 2004
--------------     -----------     -----     ---------     -------------

13414.10     Schedule 3-1
                                   SCHEDULE 3
                      EXCEPTIONS TO INSURANCE REQUIREMENTS

13414.10     -2-
========

13414.10
                                  MASTER LEASE

                                     BETWEEN

                       NATIONWIDE HEALTH PROPERTIES, INC.,
                             A MARYLAND CORPORATION;
                    NH TEXAS PROPERTIES LIMITED PARTNERSHIP,
                        A TEXAS LIMITED PARTNERSHIP; AND
                              MLD PROPERTIES, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                           COLLECTIVELY, AS "LANDLORD"

                                       AND
                 EMERITUS CORPORATION, A WASHINGTON CORPORATION;
                                       AND
                  ESC IV, LP, A WASHINGTON LIMITED PARTNERSHIP,
                                   AS "TENANT"


                             DATED:  MARCH 31, 2004

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

                                13414.10     -i-
                                ========     ---

1.     Term     2
2.     Rent     2
2.1     Initial Term Rent     2
2.2     Landlord's Investment; Rent Adjustments     3
2.3     Renewal Term Rent     3
2.4     Rent Caps and Floor     3
2.5     Payment Terms     4
2.6     Absolute Net Lease     4
2.7     Transaction Fee and Expense Reimbursement     4
3.     Late Charges     5
4.     Security Deposit; Collateral for Lease Obligations     5
5.     Taxes and Other Charges     7
5.1     Protests     7
5.2     Impounds     8
6.     Insurance     8
6.1     Requirements     8
6.2     Exceptions to Insurance Requirements     9
6.3     Reimbursement of Landlord's Costs     10
6.4     Determination of Commercial Reasonableness     10
7.     Use, Regulatory Compliance and Preservation of Business     11
7.1     Permitted Use; Qualified Care     11
7.2     Regulatory Compliance     11
7.3     Preservation of Business     12
8.     Acceptance, Maintenance, Upgrade, Alteration and Environmental     12
8.1     Acceptance "AS IS"; No Liens     12
8.2     Tenant's Maintenance Obligations     13
8.3     Upgrade Expenditures     13
8.4     Alterations by Tenant     14
8.5     Hazardous Materials     14
9.     Tenant Property and Security Interest     15
9.1     Tenant Property     15
9.2     Landlord's Security Interest and Financing Statements     16
10.     Financial, Management and Regulatory Reports     16
11.     Representations and Warranties     17
12.     Events of Default     17
13.     Remedies     18
13.1     General     19
13.2     Receivership     19
13.3     Remedies Cumulative; No Waiver     19
13.4     Performance of Tenant's Obligations     20
14.     Provisions on Termination     20
14.1     Surrender of Possession     20
14.2     Removal of Tenant Personal Property     21
14.3     Management of Premises     21
14.4     Holding Over     21
14.5     Survival     22
15.     Certain Landlord Rights     22
15.1     Entry and Examination of Records     22
15.2     Grant Liens     22
15.3     Estoppel Certificates     22
15.4     Conveyance Release     23
16.     Assignment and Subletting     23
17.     Damage by Fire or Other Casualty     23
18.     Condemnation     24
19.     Indemnification     25
20.     Disputes     25
21.     Notices     25
22.     Miscellaneous     26
23.     Collateral for Other Leases     27
24.     Leverage Covenant     27

EXHIBITS:
EXHIBIT A          LEGAL DESCRIPTIONS
EXHIBIT B          LANDLORD PERSONAL PROPERTY
EXHIBIT C          FAIR MARKET VALUE
EXHIBIT D          CERTAIN DEFINITIONS
EXHIBIT E          FINANCIAL, MANAGEMENT AND REGULATORY REPORTS
EXHIBIT F          PERMITTED SECTION 7.3 FACILITIES
EXHIBIT G          SCHEDULE OF RELATED FACILITIES
EXHIBIT H          SCHEDULE OF MANDATORY REPAIRS
SCHEDULE 1A     LANDLORD ENTITIES
SCHEDULE 1B     TENANT ENTITIES
SCHEDULE 2          FACILITY INFORMATION: BUSINESS, UNITS/BEDS, ETC.
SCHEDULE 3          EXCEPTIONS TO INSURANCE REQUIREMENTS

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As adjusted annually for increases in the CPI since the commencement of the tenth (10
As of April 1, 2004, Related Leases have not been entered into with respect to
the facilities marked with a ** hereinabove.   Landlord and Tenant hereby agreed
to update this schedule from time to time to reflect the subsequent execution and delivery of each Related Lease.